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                                                                     EXHIBIT 4.2

                                      A330

                               PURCHASE AGREEMENT

                                     BETWEEN

                                     AIRBUS

                                    AS SELLER

                                       AND

                            KLM ROYAL DUTCH AIRLINES

                                    AS BUYER




REFERENCE:  AI/CC-C 337.0014/02

                                    CONTENTS

CLAUSES                      TITLES
-------                      ------

0                            DEFINITIONS AND INTERPRETATION

1                            SALE AND PURCHASE

2                            SPECIFICATION

3                            PRICES

4                            PRICE REVISION

5                            PAYMENTS

6                            MANUFACTURE PROCEDURE - INSPECTION

7                            CERTIFICATION

8                            BUYER'S TECHNICAL ACCEPTANCE

9                            DELIVERY

10                           EXCUSABLE DELAY

11                           NON-EXCUSABLE DELAY

12                           WARRANTIES AND SERVICE LIFE POLICY

13                           PATENT AND COPYRIGHT INDEMNITY

14                           TECHNICAL DATA AND DOCUMENTATION

15                           SELLER'S REPRESENTATIVES

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CLAUSES                      TITLES
-------                      ------

16                           TRAINING AND TRAINING AIDS

17                           EQUIPMENT SUPPLIER PRODUCT SUPPORT

18                           BUYER FURNISHED EQUIPMENT

19                           INDEMNIFICATION AND INSURANCE

20                           TERMINATION

21                           ASSIGNMENTS AND TRANSFERS

22                           MISCELLANEOUS PROVISIONS


                                    CONTENTS

EXHIBITS                    TITLES
--------                    ------

Exhibit A                   SPECIFICATION

Exhibit B                   FORM OF SPECIFICATION CHANGE NOTICE

Exhibit C                   PART 1 AIRFRAME PRICE REVISION FORMULA
                            PART 2 PROPULSION SYSTEMS PRICE REVISION FORMULA

Exhibit D                   FORM OF CERTIFICATE OF ACCEPTANCE

Exhibit E                   FORM OF BILL OF SALE

Exhibit F                   SERVICE LIFE POLICY - ITEMS OF PRIMARY STRUCTURE

Exhibit G                   TECHNICAL DATA AND DOCUMENTATION

Exhibit H                   SPARE PARTS PROCUREMENT

Exhibit I                   CUSTOMISATION MILESTONES CHART

Exhibit J                   LIST OF DOCUMENTS AT DELIVERY


                             A330 PURCHASE AGREEMENT

This A330 Purchase Agreement (the "AGREEMENT") is made on November 2002

BETWEEN:

AIRBUS, a groupement d'interet economique created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse C 302 609 607 (the "SELLER"),

and

KLM ROYAL DUTCH AIRLINES a company organised under the laws of the Netherlands having its principal place of business at Amsterdamseweg 55, 1182 GP Amstelveen, the Netherlands (the "BUYER").

WHEREAS subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.



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NOW THEREFORE IT IS AGREED AS FOLLOWS:

0        DEFINITIONS AND INTERPRETATION

0.1 In addition to words and terms elsewhere defined in this Agreement, the initially capitalised words and terms used in this Agreement shall have the meaning set out below.

         AIRCRAFT                           means an Airbus A330 aircraft
                                            including the Airframe, the
                                            Propulsion Systems, and any part,
                                            component, furnishing or equipment
                                            installed on the Aircraft on
                                            Delivery under the terms and
                                            conditions of this Agreement.

         AIRCRAFT TRAINING SERVICES         means all training, including but
                                            not limited to, flight training,
                                            line training, flight assistance,
                                            line assistance, maintenance
                                            support, maintenance training
                                            (including On the Job Training and
                                            Engine Run Up) or training support
                                            performed on aircraft and provided
                                            to Buyer pursuant to this Agreement.

         AIRFRAME                           means the Aircraft excluding the
                                            Propulsion Systems.

         AIRFRAME BASIC PRICE               has the meaning set out in Clause
                                            3.1

         AIRFRAME PRICE REVISION
         FORMULA                            is set out in Part 1 of Exhibit C.

         AVIATION AUTHORITY                 means when used in respect of any
                                            jurisdiction the government entity
                                            which under the laws of such
                                            jurisdiction have control over civil
                                            aviation or the registration,
                                            airworthiness or operation of
                                            aircraft in such jurisdiction.

         BALANCE OF FINAL PRICE             has the meaning set out in Clause
                                            5.4.1.

         BASIC PRICE                        means the sum of the Airframe Basic
                                            Price and the Propulsion Systems
                                            Basic Price.

         BILL OF SALE                       has the meaning set out in Clause
                                            9.2.2.

         BUYER FURNISHED
         EQUIPMENT                          has the meaning set out in Clause
                                            18.1.1.

         CERTIFICATE OF ACCEPTANCE          has the meaning set out in Clause
                                            8.3.

         DEFAULT RATE                       means the rate of Default Interest
                                            as defined in Clause 5.7.

         DELIVERY means the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

         DELIVERY DATE                      means the date on which Delivery
                                            shall occur.

         DELIVERY LOCATION                  means the facilities of the Seller
                                            at the location of final assembly of
                                            the Aircraft.

         EXCUSABLE DELAY                    has the meaning set out in Clause
                                            10.1.

         EXPORT AIRWORTHINESS
         CERTIFICATE                        means an export certificate of
                                            airworthiness issued by the Aviation
                                            Authority of the Delivery Location.

         FINAL PRICE                        has the meaning set out in Clause
                                            3.3

         GROSS NEGLIGENCE                   means any act or omission
                                            done with intent to cause damage or
                                            recklessly and with knowledge that
                                            damage would probably result.


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         GROUND TRAINING SERVICES           means all training, other than
                                            Aircraft Training Services,
                                            including but not limited to,
                                            courses performed in classrooms
                                            (classical or CBT courses), full
                                            flight simulator sessions, fixed
                                            base simulator sessions, field trips
                                            and any other services provided to
                                            Buyer on the ground pursuant to this
                                            Agreement,

         MANUFACTURE FACILITIES             means the various manufacture
                                            facilities of the Seller, the
                                            Members or any sub-contractor where
                                            the Airframe or its parts are
                                            manufactured or assembled.

         MANUFACTURER SPECIFICATION         means an agreement in writing
         CHANGE NOTICE, OR MSCN             between the parties to
                                            amend the Specification pursuant to
                                            Clause 2.1.3.

         MATERIEL                           has the meaning set out in Clause
                                            1.1 of Exhibit H.

         MEMBERS means each of Airbus France S.A.S, Airbus Deutschland GmbH, Airbus Espana S.L. and Airbus UK Ltd.

         NON-EXCUSABLE DELAY                has the meaning set out in Clause
                                            11.1.

         PREDELIVERY PAYMENT                means the payment(s) determined in
                                            accordance with Clause 5.3.

         PROPULSION SYSTEMS                 has the meaning set out in Clause
                                            2.2.

         PROPULSION SYSTEMS BASIC           means the price of a set of
         PRICE                              Propulsion Systems as set out in
                                            Clause 3.2.


         PROPULSION SYSTEMS                 means the reference price of a set
         REFERENCE PRICE                    of Propulsion Systems as set out in
                                            Part 2 of Exhibit C.

         PROPULSION SYSTEMS                 means the manufacturer of the
         MANUFACTURER                       Propulsion Systems as set out in
                                            Clause 2.2.


         PROPULSION SYSTEMS PRICE           is set out in Part 2 of Exhibit C.
         REVISION FORMULA

         READY FOR DELIVERY                 means the time when (i) the
                                            Technical Acceptance Process has
                                            been successfully completed and (ii)
                                            the Export Airworthiness Certificate
                                            has been issued.

         SCHEDULED DELIVERY MONTH           has the meaning set out in Clause
                                            9.1.

         SELLER'S REPRESENTATIVES           means the representatives of the
                                            Seller referred to in Clause 15.1.

         SELLER REPRESENTATIVES             means the services provided by the
         SERVICES                           Seller to the Buyer and from the
                                            Buyer to the Seller pursuant to
                                            Clause 15.


         SELLER SERVICE LIFE POLICY         has the meaning set out in Clause
                                            12.2.

         SPARE PARTS                        means the items of equipment and
                                            materiel which may be provided
                                            pursuant to Exhibit H.

         SPECIFICATION CHANGE               means an agreement in writing
         NOTICE OR SCN                      between the parties to amend the
                                            Specification pursuant to Clause 2.

         SPECIFICATION                      means either (a) the Standard
                                            Specification if no SCNs are
                                            applicable or (b) if SCNs are
                                            issued, the Standard Specification
                                            as amended by all applicable SCNs.

         STANDARD SPECIFICATION             means the A330-200 standard
                                            specification document number
                                            G.000.02000, Issue 4, dated 18th May
                                            2001, a copy of which has been
                                            annexed hereto as Exhibit A.
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         SUPPLIER                           has the meaning set out in Clause
                                            12.3.1.1.

         SUPPLIER PART                      has the meaning set out in Clause
                                            12.3.1.2.

         SUPPLIER PRODUCT
         SUPPORT AGREEMENT                  has the meaning set out in Clause
                                            12.3.1.3.

         TECHNICAL DATA AND
         DOCUMENTATION                      has the meaning set out in Clause
                                            14.1.

         TOTAL LOSS                         has the meaning set out in Clause
                                            10.4.

         TYPE CERTIFICATE                   has the meaning set out in Clause
                                            7.1.

         WARRANTED PART                     has the meaning set out in Clause
                                            12.1.1.


0.2 Clause headings and the Index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

0.3               In this Agreement unless the context otherwise requires:

                  (a) references to Clauses, Appendices, and Exhibits are to be construed as references to the Clauses of, and Appendices, and Exhibits to this Agreement and references to this Agreement include its Schedules, Exhibits and Appendices;

                  (b) words importing the plural shall include the singular and vice versa; and

                  (c) references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

1                 SALE AND PURCHASE

                  The Seller shall sell and deliver and the Buyer shall buy and take delivery of six (6) A330-200 Aircraft on the Delivery Date at the Delivery Location upon the terms and conditions contained in this Agreement.

2                 SPECIFICATION

2.1               AIRFRAME SPECIFICATION

2.1.1             SPECIFICATION

                  The Airframe shall be manufactured in accordance with the Standard Specification, as modified or varied from time to time by the Specification Change Notices listed in Appendix 1 to Exhibit A. The parties have attached in Appendix 1 to Exhibit A a preliminary list of Specification Change Notices which shall be subject to revision within the limits defined in Clause 2.3.

2.1.2             SPECIFICATION CHANGE NOTICE (SCN)

                  The Specification may be amended from time to time by written agreement between the parties in a Specification Change Notice. Each Specification Change Notice shall be substantially in the form set out in Exhibit B and shall set out in detail the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, time of Delivery of the Aircraft, and on the text of the Specification. Such SCN may result in an adjustment of the Basic Price . The discussions leading to the selection by the Buyer of a given SCN shall include a review of the impact on maintenance or operation, if any.


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2.1.3             DEVELOPMENT CHANGES

                  The Specification may also be revised by the Seller without the Buyer's consent in order to incorporate development changes provided that such changes do not adversely affect price, time of delivery, weight or performance of the Aircraft, maintanability, operations, interchangeability or replaceability requirements under the Specification. In any other case the Seller shall issue to the Buyer a Manufacturer Specification Change Notice. Development changes are changes deemed necessary by the Seller to improve the Aircraft or the manufacturing process thereof, prevent delay or ensure compliance with this Agreement.

2.1.4             SPECIFICATION CHANGE NOTICES FOR CERTIFICATION

                  The provisions relating to Specification Change Notices for certification are set out in Clauses 7.2. and 7.3.

2.1.5             BUYER IMPORT REQUIREMENTS

                  The provisions relating to Specification Change Notices for Buyer import requirements are set out in Clause 7.4.

2.1.6             INCONSISTENCY

                  In the event of any inconsistency between the Specification and any other part of this Agreement, this Agreement shall prevail to the extent of such inconsistency.

2.2               PROPULSION SYSTEMS

2.2.1 The Airframe shall be equipped with a set of either two (2) General Electric CF6-80E1A3, or Pratt and Whitney PW4168A, or Rolls Royce RB211 Trent 772B engines, including associated standard equipment, nacelles and thrust reversers (the "PROPULSION SYSTEMS").

2.2.2 The Buyer shall [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2.3               CUSTOMISATION MILESTONES CHART.

                  Prior to the signature of this Agreement, the Seller has provided the Buyer with an indicative Customisation Milestones Chart (attached as Exhibit I) setting out the minimum lead times prior to the Scheduled Delivery Month of the Aircraft, when a mutual agreement shall be reached (execution of a SCN) in order to integrate into the Specification, any items requested by the Buyer from the Specification Changes Catalogues made available by the Seller. The Buyer and the Seller shall review this indicative Customisation Milestones Chart by the end of April 2003.

3                 PRICES

3.1               AIRFRAME BASIC PRICE

3.1.1             The Airframe Basic Price is the sum of:

                  (i) the basic price of the Airframe as defined in the Standard Specification (excluding Buyer Furnished Equipment), which is:

                  US Dollars

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                  (ii) the sum of the basic prices of all SCNs set forth in Appendix 1 to Exhibit "A", which is :

                  US Dollars

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.1.2 The Airframe Basic Price has been established in accordance with the average economic conditions prevailing in December 1999, January 2000 and February 2000 and corresponding to a theoretical delivery in January 2001 - (the "Base Period").

3.2               PROPULSION SYSTEMS BASIC PRICE

3.2.1             GENERAL ELECTRIC PROPULSION SYSTEMS

                  The basic price of a set of two (2) CF6-80E1A3 Propulsion Systems including standard equipment, nacelles and thrust reversers (the "PROPULSION SYSTEMS BASIC PRICE") is:

                  US Dollars

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                  The Propulsion Systems Basic Price has been established in accordance with the delivery conditions prevailing in January 2001 and has been calculated from the Propulsion Systems Reference Price.

3.2.2             PRATT AND WHITNEY PROPULSION SYSTEMS

                  The basic price of a set of two (2) Pratt and Whitney 4168A Propulsion Systems including standard equipment, nacelles and thrust reversers (the "PROPULSION SYSTEMS BASIC PRICE") is:

                  US Dollars

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                  The Propulsion Systems Basic Price has been established in accordance with the delivery conditions prevailing in January 2001 and has been calculated from the Propulsion Systems Reference Price.

3.2.3             ROLLS ROYCE PROPULSION SYSTEMS

                  The basic price of a set of two (2) Rolls Royce RB211-Trent 772B Propulsion Systems including standard equipment, nacelles and thrust reversers (the "PROPULSION SYSTEMS BASIC PRICE") is:

                  US Dollars

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                  The Propulsion Systems Basic Price has been established in accordance with the delivery conditions prevailing in January 2001 and has been calculated from the Propulsion Systems Reference Price.

3.2.4 It is understood that the above-mentioned quotations as well as Propulsion System Manufacturer's Price Revision Formulae are based upon information received from the respective Propulsion Systems Manufacturer and remain subject to any modification that might be imposed by the Propulsion System Manufacturer on the Seller and/or the Buyer

3.3               FINAL PRICE

                  The Final Price of each Aircraft shall be the sum of:

                  (i) the Airframe Basic Price as revised as of the Delivery Date in accordance with Clause 4.1; plus

                  (ii) the aggregate of all increases or decreases to the Airframe Basic Price as agreed and signed for in any Specification Change Notice or part thereof applicable to the Airframe subsequent to the date of this Agreement, as revised as of the Delivery Date in accordance with Clause 4.1; plus

                  (iii) the Propulsion Systems Reference Price as revised as of the Delivery Date in accordance with Clause 4.2; plus

                  (iv) the aggregate of all increases or decreases to the Propulsion Systems Reference Price as agreed in any Specification Change Notice or part thereof applicable to the Propulsion Systems subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4.2; plus

                  (v) any other amount due and owing by the Buyer to the Seller pursuant to this Agreement and/or any other written agreement between the Buyer and the Seller with respect to the Aircraft.

4                 PRICE REVISION

4.1               REVISION OF AIRFRAME BASIC PRICE

                  The Airframe Basic Price is subject to revision in accordance with the Airframe Price Revision Formula up to and including the Delivery Date as set forth in Part 1 of Exhibit C.

4.2               REVISION OF PROPULSION SYSTEMS REFERENCE PRICE

4.2.1. The Propulsion Systems Reference Price is subject to revision in accordance with the Propulsion Systems Price Revision Formula up to and including the Delivery Date, as set forth in
                  Part 2 of Exhibit C

4.2.2 MODIFICATION OF PROPULSION SYSTEMS REFERENCE PRICE AND PROPULSION SYSTEMS PRICE REVISION FORMULA

                  The Propulsion Systems Reference Price, the prices of the related equipment and the Propulsion Systems Price Revision Formula are based on information received from the Propulsions Systems Manufacturer and are subject to amendment by the Propulsion Systems Manufacturer at any time prior to the Delivery Date. If the Propulsion Systems Manufacturer makes any such amendment the amendment shall be incorporated into this Agreement and the Propulsion Systems Reference Price, the prices of the related equipment and the Propulsion Systems Price Revision Formula shall be adjusted accordingly. The Seller agrees to notify the Buyer as soon as it receives notice of any such amendment from the Propulsion Systems Manufacturer. Upon the Buyer's request, the Seller shall provide the Buyer with documented evidence of such a change being imposed by the Propulsion Systems Manufacturer.

5                 PAYMENTS

5.1               SELLER'S ACCOUNT

                  The Buyer shall pay the Predelivery Payments, the Balance of Final Price and/or any other amount due by the Buyer to the Seller, to the Seller's account [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]with :
                  NATEXIS BANQUE
                  BP 293
                  48 Allees Francois Verdier
                  31005 TOULOUSE Cedex
                  FRANCE

                  or to such other account which may be established by mutual agreement.

5.2               DEPOSIT

                  An amount equal to the initial deposit of US Dollars [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per Aircraft already paid by the Buyer to the Seller [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION

                  PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall be deducted from the first Predelivery Payment due under this Agreement.

5.3               PREDELIVERY PAYMENTS

5.3.1 The Buyer shall pay Predelivery Payments to the Seller calculated on the predelivery payment reference price of each Aircraft. The predelivery payment reference price is determined by the following formula:

                  A = Pb (1 + [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT])

                  Where

                  A        :        The predelivery payment reference price for
                                    Aircraft to be delivered in year T;

                  T        :        the year of delivery of the relevant
                                    Aircraft

                  Pb       :        the Basic Price;

                  N        :        (T-2001)

5.3.2 Such Predelivery Payments shall be made in accordance with the following schedule:

                  DUE DATE OF PAYMENTS                 PERCENTAGE OF PREDELIVERY
                                                       PAYMENT REFERENCE PRICE

                  Upon signature of this Agreement     [CONFIDENTIAL MATERIAL
                                                       OMITTED AND FILED
                  On the first day of each of the      SEPARATELY WITH THE
                  following months prior to the        SECURITIES AND EXCHANGE
                  Scheduled Delivery Month             COMMISSION PURSUANT TO A
                  Total Payment prior to Delivery      REQUEST FOR CONFIDENTIAL
                                                       TREATMENT]

5.3.3 Any Predelivery Payment received by the Seller shall constitute an instalment in respect of the Final Price of the Aircraft. The Seller shall be entitled to hold and use any Predelivery Payment as absolute owner thereof, subject only to
                  (i) the obligation to deduct any such Predelivery Payment from the Final Price when calculating the Balance of Final Price or
                  (ii) the obligation to repay to the Buyer the Predelivery Payments pursuant to any other Clause of this Agreement.

5.3.4 If any Predelivery Payment is not received within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the relevant due date specified in Clause 5.3.2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] then, and in addition to any other rights and remedies available to Seller, the Seller shall have the right to set back the Scheduled Delivery Month by a period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for each [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] such payment is delayed.

                  Furthermore, if such delay is greater than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the Seller shall have no obligation to deliver the Aircraft within the Scheduled Delivery Month as modified pursuant to the preceding paragraph. Upon receipt of the full amount of all delayed Predelivery Payments, together with Default Interest pursuant to Clause 5.7, the Seller shall inform the Buyer of a new Scheduled Delivery Month consistent with Seller's other commitments and production capabilities.

5.4               BALANCE OF FINAL PRICE

5.4.1 The Balance of Final Price payable by the Buyer to the Seller on the Delivery Date shall be the Final Price less the amount of Predelivery Payments received by the Seller on or before the Delivery Date.

5.4.2 On receipt of the Seller's invoice, once the Aircraft is Ready for Delivery, the Buyer shall pay to the Seller the Balance of Final Price.

5.5               OTHER CHARGES

                  If not expressly stipulated otherwise any other charges due under this Agreement other than those set out in Clauses 5.2,
                  5.3 and 5.4 shall be paid by the Buyer at the same time as payment of the Balance of Final Price or, if invoiced after the Delivery Date, within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the invoice date.

5.6               METHOD OF PAYMENT

5.6.1 All payments provided for in this Agreement shall be made in the United States Dollars (USD) in immediately available funds.

5.6.2 All payments due to the Seller hereunder shall be made in full, without set-off, counterclaim, deduction or withholding of any kind. Consequently, the Buyer shall procure that the sums received by the Seller under this Agreement shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature. If the Buyer is compelled by law to make any such deduction or withholding the Buyer shall pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding shall be equal to the amounts which would have been received in the absence of such deduction or withholding and pay to the relevant taxation or other authorities within the period for payment permitted by applicable law, the full amount of the deduction or withholding.

5.6.3 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.7               DEFAULT INTEREST

                  If any payment due to the Seller under this Agreement including but not limited to any Predelivery Payment, deposit, option fees for the Aircraft as well as any payment for any spare parts, data, documents, training and services due to the Seller, is not received on the due date, without prejudice to the Seller's other rights under this Agreement and at law, the Seller shall be entitled to interest for late payment calculated on the amount due from and including the due date of payment up to and including the date when the payment is received by the Seller at a rate equal to the London Interbank Offered Rate (LIBOR) for [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] deposits in US Dollars (as published in the Financial Times on the due date) plus [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per year (part year to be prorated). All such interest shall be compounded monthly and calculated on the basis of the actual number of days elapsed in the month assuming a thirty (30) day month and a three hundred and sixty (360) day year.

5.8               TAXES

5.8.1 The amounts stated in this Agreement to be payable by the Buyer are exclusive of value added tax ("VAT") chargeable under the laws of the Delivery Location and accordingly the Buyer shall pay any VAT chargeable in respect of supplies to the Buyer as contemplated by this Agreement. Currently no VAT is chargeable to the Buyer pursuant to this Agreement, but should VAT become so chargeable and the applicable legislation enable the Buyer to claim an exemption or reimbursement in respect thereof, the Seller shall assist the Buyer upon request with the application by the Buyer to the relevant authorities.

5.8.2 The Seller shall pay all other taxes, duties or similar charges of any nature whatsoever levied, assessed, charged or collected for or in connection with the fabrication, manufacture, assembly, sale and delivery under this Agreement of any of the Aircraft, services, instructions and data delivered or furnished hereunder provided such charges have been promulgated and are enforceable under the laws of the Delivery Location.

5.8.3 The Buyer shall bear the costs of and pay any and all taxes, duties or similar charges of any nature whatsoever not assumed by the Seller under Clause 5.8.2 including but not limited to any duties or taxes due upon or in relation to the importation or registration of the Aircraft in the Buyer's country and/or any withholdings or deductions levied or required in the Buyer's country in respect of the payment to the Seller of any amount due by the Buyer hereunder. In no event shall KLM be responsible for Seller's corporation, income or capital gains taxes imposed by the jurisdiction of the Seller's incorporation and (where different) the jurisdiction where the Seller is principally resident for tax purposes.

5.9               SET-OFF

                  The Buyer and the Seller hereby agree that should any amount (whether under this Agreement or under any other agreement between the Buyer and the Seller or any of its asset management or financing affiliates) not be paid in full in immediately available funds on the date due, then the Seller, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], will have the right to debit and apply, in whole or in part, the unused amount of any credit made available by the Seller to the Buyer against such unpaid amount. The Seller will promptly notify the Buyer in writing after such debiting and application.

6                 MANUFACTURE PROCEDURE -- INSPECTION

6.1.              MANUFACTURE PROCEDURE

                  The Airframe shall be manufactured in accordance with the relevant requirements of the laws of the jurisdiction of incorporation of the relevant Member as enforced by the Aviation Authority of such jurisdiction.

6.2               INSPECTION

6.2.1 Subject to providing the Seller with certificates evidencing compliance with the insurance requirements set forth in Clause 19, the Buyer or its duly authorised representatives (the "Buyer's INSPECTOR(S)") shall be entitled to inspect the manufacture of the Airframe, documentation and all materials and parts obtained by the Seller for the manufacture of the Airframe on the following terms and conditions;

                  (i) any inspection shall be made according to a procedure to be agreed upon between the Buyer and the Seller but shall be conducted pursuant to the Seller's own system of inspection as developed under the supervision of and approved by the relevant Aviation Authority. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                  (ii) the Buyer's Inspector(s) shall have access to such relevant technical data as is reasonably necessary for the purpose of the inspection;

                  (iii) any inspection and any related discussions with the Seller and other relevant personnel by the Buyer's Inspector(s) shall be at reasonable times during business hours (or outside of business hours if appropriate and mutually agreed) and shall take place in the presence of relevant inspection department personnel of Seller;

                  (iv) the inspections shall be performed in a manner not to unduly delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

6.2.2             LOCATION OF INSPECTIONS

                  The Buyer's Inspector(s) shall be entitled to conduct any such inspection at the relevant Manufacture Facility of the Seller or the Members and where possible at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored are restricted for security or confidentiality reasons, the Seller shall be allowed reasonable time to make the relevant items available elsewhere.

6.3               SELLER'S SERVICE FOR BUYER'S INSPECTOR(S)

                  For the purpose of the inspections, and commencing with the date of this Agreement until the Delivery Date of the last Aircraft, the Seller shall furnish without additional charge suitable space and office equipment in or conveniently located with respect to the Delivery Location for the use of a reasonable number of Buyer's Inspector(s).

7                 CERTIFICATION

7.1               TYPE CERTIFICATION

                  The Aircraft has been type certificated under Joint Aviation Authorities (JAA) procedures for joint certification in the transport category. The Seller has obtained the relevant type certificate (the "TYPE CERTIFICATE") to allow the issuance of the Export Airworthiness Certificate.

7.2               EXPORT AIRWORTHINESS CERTIFICATE

7.2.1 The Aircraft shall be delivered to the Buyer with an Export Airworthiness Certificate.

7.2.2 If, any time before the date on which the Aircraft is Ready for Delivery, any law or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law or regulation is issued which requires any change to the Specification for the purposes of obtaining the Export Airworthiness Certificate (a "CHANGE IN LAW"), the Seller shall make the required variation or modification and the parties hereto shall sign a Specification Change Notice which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery, price of the Aircraft and text of the Specification.

7.2.3 The Seller shall as far as practicable (but in its sole discretion and without prejudice to Clause 7.3.1 (ii)) take into account the information available to it concerning any proposed law, regulation or interpretation which could become a Change in Law in order to minimise the costs of changes to the Specification as a result of such proposed law regulation or interpretation becoming effective prior to the Aircraft being Ready for Delivery. The Seller shall consult with the Buyer before taking the appropriate steps relating thereto.

7.3               COSTS OF SCNS FOR CERTIFICATION

7.3.1 The costs of implementing the variation or modification referred to at Clause 7.2.2 above shall be

                  (i) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                  (ii) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7.3.2.            Notwithstanding the provisions of sub-Clauses 7.3.1 (i) and
                  (ii), if the Change in Law relates to the Propulsion Systems and in particular to engine accessories, quick engine change units or thrust reversers, the costs shall be dealt with in accordance with such arrangements as may be made separately between the Buyer and the Propulsion Systems Manufacturer. The Seller shall however keep the Buyer informed of any contemplated change relating to the Propulsion Systems, that the Seller becomes aware of.

7.4               VALIDATION OF THE EXPORT AIRWORTHINESS CERTIFICATE

7.4.1 The Seller shall assist the Buyer in obtaining the validation of the Export Airworthiness Certificate by the Buyer's Aviation Authority.

7.4.2 Where the Buyer's Aviation Authority requires a modification to comply with additional import aviation requirements and/or supply of additional data prior to the issuance of the Export Airworthiness Certificate, the Seller shall incorporate such modification and/or provide such data at costs to be borne bythe Buyer. The parties shall sign a Specification Change Notice which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, maintenance and/or operation, time of Delivery and price of the Aircraft.

8                 BUYER'S TECHNICAL ACCEPTANCE

8.1               TECHNICAL ACCEPTANCE PROCESS

8.1.1 Prior to Delivery the Aircraft shall undergo a technical acceptance process, proposed by the Seller and agreed with the Buyer (the "Technical Acceptance Process"). The Technical Acceptance Process may also include mutually agreed additions, suggestions or amendments which have been reasonably requested by the Buyer. Completion of the Technical Acceptance Process shall demonstrate the satisfactory functioning of the Aircraft and shall be deemed to demonstrate compliance with the Specification in line with good industry practice. Upon Delivery of the Aircraft, the Seller shall provide the Buyer with the agreed documents set out in Exhibit J. Should it be established that the Aircraft does not comply with the Technical Acceptance Process requirements, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process. In the event that Delivery of an Aircraft is delayed due to such changes being carried out, the provisions of Clause 10 or Clause 11 shall apply, as the case may be.

                  In the event that the non compliance with the Technical Acceptance Process is such that it does not prevent the Certificate of Airworthiness to be issued, the Buyer may elect to have the Aircraft delivered, and such non compliance rectified at a mutually agreed later date.

8.1.2             The Technical Acceptance Process shall:

                  (i) commence on a date notified by the Seller to the Buyer pursuant to Clause 9.1.3. In the event that there is a change in the Technical Acceptance Process programme thus notified to the Buyer, the Seller shall always ensure that it has given the Buyer a minimum of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] notice prior to the start of the Technical Acceptance Process;

                  (ii)   take place at the Delivery Location;

                  (iii) be carried out by the personnel of the Seller and, if the Buyer elects to attend the Technical Acceptance Process in accordance with the provisions of Clause 8.2.2, in the presence of the Buyer;

                  (iv) include a technical acceptance flight which shall enable the Buyer to check the Aircraft, and which shall not normally exceed a period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], unless otherwise mutually agreed.

8.2               BUYER'S ATTENDANCE

8.2.1             The Buyer shall be entitled to attend the Technical Acceptance
                  Process.

8.2.2             If the Buyer attends the Technical Acceptance Process, the
                  Buyer;

                  (i) shall co-operate in complying with the reasonable requirements of the Seller with the intention of completing the Technical Acceptance Process within seven (7) business days after its commencement;

                  (ii) may have a maximum of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Buyer's representatives, unless otherwise mutually agreed (with no more than three (3) such representatives, having access to the cockpit at any one time) accompany the Seller's representatives on a technical acceptance flight and during such flight the Buyer's representatives shall comply with the instructions of the Seller's representatives.

8.2.3 If the Buyer does not attend and/or fails to co-operate in the Technical Acceptance Process, the Seller shall be entitled to complete the Technical Acceptance Process and the Buyer shall be deemed to have accepted the Technical Acceptance Process as satisfactory in all respects.

8.2.4.1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.2.4.2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.3               CERTIFICATE OF ACCEPTANCE
                  Upon successful completion of the Technical Acceptance Process, the Buyer shall, on or before the Delivery Date, sign and deliver to the Seller a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the "CERTIFICATE OF ACCEPTANCE").

8.4               AIRCRAFT UTILISATION

                  The Seller shall, without payment or other liability, be entitled to use the Aircraft prior to Delivery as may be necessary to obtain the certificates required under Clause 7, and such use shall not prejudice the Buyer's obligation to accept Delivery of the Aircraft hereunder.

                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


9                 DELIVERY

9.1               DELIVERY SCHEDULE

9.1.1 Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location within the following months:

                  Aircraft N(degree) 1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
                  Aircraft N(degree) 2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
                  Aircraft N(degree) 3 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                  Aircraft N(degree) 4 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
                  Aircraft N(degree) 5 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
                  Aircraft N(degree) 6[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                  Each of such months shall be, with respect to the corresponding Aircraft, the "SCHEDULED DELIVERY MONTH".

                  The Buyer has indicated that it wishes to have Aircraft N(degree) 2, 3, 5 and 6 delivered [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The Seller is not currently in a position to provide such delivery dates, but the Buyer and the Seller have agreed to review the situation in [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

9.1.2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

9.1.3 Approximately [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the Scheduled Delivery Month, the Seller shall provide the Buyer with a tentative delivery schedule including the technical Acceptance Process schedule, and the anticipated date on which the Aircraft is expected to be Ready for Delivery, which, unless amended by a notification not more than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] later, shall be deemed to be confirmed as the delivery schedule of the relevant Aircraft.

9.2               DELIVERY

9.2.1 The Buyer shall send its representatives to the Delivery Location to take Delivery of, and collect, the Aircraft within seven (7) business days after the date on which the Aircraft is Ready for Delivery and shall pay the Balance of the Final Price on or before the Delivery Date.

9.2.2 The Seller shall deliver and transfer title to the Aircraft free and clear of all encumbrances to the Buyer provided that the Balance of the Final Price has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause
                  8.3. The Seller shall provide the Buyer with a bill of sale in the form of Exhibit E (the "BILL OF SALE") and/or such other documentation confirming transfer of title and receipt of the Final Price as may reasonably be requested by the Buyer. Title to, property in and risk of loss or damage to the Aircraft shall be transferred to the Buyer on Delivery.

9.2.3             Should the Buyer fail to

                  (i) deliver the signed Certificate of Acceptance to the Seller within the delivery period as defined in Clause 9.2.1, despite the Aircraft being Ready for Delivery; or

                  (ii) pay the Balance of the Final Price for the Aircraft to the Seller within the above defined period then the Buyer shall be deemed to have rejected delivery of the Aircraft without warrant when duly tendered to it hereunder. In addition to Clause 5.7 and the Seller's other rights under this Agreement, the Seller shall retain title to the Aircraft but the Buyer shall indemnify and hold the Seller harmless against any and all costs relating directly to such rejected delivery (including but not limited to any parking, storage, and insurance costs).

9.3               FLY AWAY

9.3.1 The Buyer and the Seller shall co-operate to obtain any licenses which may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2 All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery shall be borne by the Buyer, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The Seller shall cooperate with the Buyer in making arrangements with the supplying companies for the fuel and oil as well as other arrangements such as customs clearance, catering etc. as may be necessary for all post-Delivery flights.

10                EXCUSABLE DELAY

10.1 The Buyer acknowledges that the Aircraft (is) (are) to be manufactured by Seller in performance of this Agreement and that the Scheduled Delivery Month (s) (is) (are) based on the assumption that there shall be no delay due to causes beyond the control of the Seller. Accordingly, Seller shall not be responsible for any delay in the Delivery of the Aircraft or delay or interruption in the performance of the other obligations of the Seller hereunder due to causes beyond its control, and not occasioned by its fault or negligence (including but without limitation - provided they satisfy the foregoing test - acts of God or the public enemy, war, civil war, warlike operations, terrorism, insurrections or riots, fires, explosions, natural disasters, compliance with any applicable foreign or domestic governmental regulation or order, labour disputes causing cessation, slowdown or interruption of work, inability after due and timely diligence to procure materials, equipment or parts, general hindrance in transportation or failure of a sub-contractor or supplier to furnish materials, equipment or parts). Any delay or interruption resulting from any of the foregoing causes is referred to as an "EXCUSABLE DELAY".

10.2              If an Excusable Delay occurs:

                  (i) the Seller shall notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same and shall inform the Buyer of the measures and remedies taken to cure the cause and mitigate the duration and effect of any delay;

                  (ii) the Seller shall not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

                  (iii) the Seller shall not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay; and

                  (iv) the Seller shall as soon as practicable after the removal of the cause of the delay resume performance of its obligations under this Agreement and in particular shall notify to the Buyer the revised Scheduled Delivery Month;

                  (v) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                  (vi) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

10.3              TERMINATION ON EXCUSABLE DELAY

10.3.1 If the Delivery of any Aircraft is delayed as a result of an Excusable Delay for a period of more than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months after the last day of the Scheduled Delivery Month then either party may terminate this Agreement with respect to the Aircraft so affected by giving written notice to the other party within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days after the expiry of such [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] month period.

10.3.2 If the Seller concludes that the Delivery of any Aircraft shall be delayed for more than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months after the last day of the Scheduled Delivery Month due to an Excusable Delay and as a result thereof reschedules Delivery of such Aircraft to a date or month reflecting such delay then the Seller shall promptly notify the Buyer in writing to this effect and shall include in such notification the new Scheduled Delivery Month. Either party may thereupon terminate this Agreement with respect to such Aircraft by giving written notice to the other party within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days after receipt by the Buyer of the notice of anticipated delay.

10.3.3 If this Agreement shall not have been terminated with respect to the delayed Aircraft during the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] day period referred to in either Clause 10.3.1 or 10.3.2 above, then the Seller shall be entitled to reschedule Delivery and the new Scheduled Delivery Month shall be notified to the Buyer and shall be binding on the parties.

10.4              TOTAL LOSS, DESTRUCTION OR DAMAGE

                  If prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond repair ("TOTAL LOSS"), the Seller shall notify the Buyer promptly to this effect and in any event not later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after such occurrence. The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller's other commitments and production capabilities that an aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller's notice to accommodate the delivery of the replacement aircraft : provided, however, that in the event the specified extension of the Scheduled Delivery Month to a month is exceeding [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] then this Agreement shall terminate with respect to said Aircraft unless:

                  (i) the Buyer notifies the Seller within one (1) month of the date of receipt of the Seller's notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller's notice; and

                  (ii) the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month;

                  provided, however, that nothing herein shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft which includes the Aircraft purchased hereunder.

10.5              TERMINATION RIGHTS EXCLUSIVE

                  In the event that this Agreement shall be terminated as provided for under the terms of Clauses 10.3 or 10.4, such termination shall discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft and undelivered material, services, data or other items applicable thereto and to be furnished hereunder and neither party shall have any claim against the other for any loss resulting from such non-delivery. The Seller shall in no circumstances have any liability whatsoever for Excusable Delay other than as set forth in this Clause 10, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11                NON-EXCUSABLE DELAY

11.1              LIQUIDATED DAMAGES

11.1.1 Should any of the Aircraft not be Ready for Delivery to the Buyer within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the last day of the Scheduled Delivery Month (as varied by virtue of Clauses 2, 7 and 10) (the "DELIVERY PERIOD") and such delay is not as a result of an Excusable Delay or Total Loss (a "NON-EXCUSABLE DELAY"), then the Buyer shall have the right to claim, and the Seller shall pay by way of liquidated damages to the Buyer US Dollars [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.1.2 The amount of such liquidated damages shall in no event exceed the total of US Dollars [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in respect of any one Aircraft.

11.1.3 The Buyer shall submit a claim for liquidated damages not later than one (1) month after the last day of the month following the Scheduled Delivery Month, and thereafter at the end of each month during which the delay continues. The Seller shall pay promptly such liquidated damages upon receiving such demand from the Buyer.

11.1.4 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.2              RE-NEGOTIATION

                  If as a result of Non-Excusable Delay, Delivery does not occur in the period falling [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months after the Delivery Period, the Buyer shall have the right exercisable by written notice to the Seller given not less than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] nor more than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the expiration of the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months falling after the Delivery Period to require from the Seller a re-negotiation of the Scheduled Delivery Month for the affected Aircraft. Unless otherwise agreed between the Seller and the Buyer during such re-negotiation, the said re-negotiation shall not prejudice the Buyer's right to receive liquidated damages in accordance with Clause 11.1 during the period of Non-Excusable Delay.

11.3              TERMINATION

                  If as a result of Non-Excusable Delay, Delivery does not occur in the period falling [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months after the Delivery Period and the parties have not renegotiated the Delivery Date pursuant to Clause 11.2, either party shall have the right exercisable by written notice to the other party, given not less than one (1) month nor more than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months after expiration of such [CONFIDENTIAL

                  MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months to terminate this Agreement in respect of the affected Aircraft and neither party shall have any claim against the other in respect of such nondelivery [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

11.4              LIMITATION OF DAMAGES

                  The Buyer and the Seller agree that payment by the Seller of the amounts due pursuant to Clause 11.1 shall be considered to be liquidated damages and has been calculated to compensate the Buyer for its entire damages for all losses of any kind due to Non-Excusable Delay, without prejudice to the Buyer's right of termination as per Clause 11.3 above. The Seller shall not in any circumstances have any liability whatsoever for Non Excusable Delay other than as set forth in this Clause 11.

12                WARRANTIES AND SERVICE LIFE POLICY

                  This Clause covers the terms and conditions of the warranty and service life policy.

12.1              STANDARD WARRANTY

12.1.1            NATURE OF WARRANTY

                  Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and all Warranted Parts as defined hereinafter shall at Delivery to the Buyer:

                  (i)      be free from defects in material ;

                  (ii) be free from defects in workmanship, including without limitation processes of manufacture ;

                  (iii) be free from defects in design (including without limitation the selection of materials) having regard to the state of the art [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] at the date of such design; and

                  (iv) be free from defects arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates, approximations or design aims.

                  For the purpose of this Agreement the term "WARRANTED PART" shall mean any Seller proprietary component, equipment, accessory or part as installed on an Aircraft at Delivery of such Aircraft and

                  (a) which is manufactured to the detailed design of the Seller or a subcontractor of the Seller and

                  (b) which bears a part number of the Seller at the time of such delivery.

12.1.2            EXCLUSIONS

                  The warranties set forth in Clause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, equipment, accessory or part purchased by the Seller that is not a Warranted Part except that:

                  (i) any defect in the Seller's workmanship incorporated in the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturer of such item that invalidates any applicable warranty from such manufacturer, shall constitute a defect in workmanship for the purpose of this Clause and be covered by the warranty set forth in sub-Clause
                           12.1.1 (ii) ; and

                 (ii) any defect inherent in the Seller's design of the installation, in view of the state of the art at the date of such design, which impair the use of such item shall constitute a defect in design for the purpose of this Clause and be covered by the warranty set forth in sub-Clause 12.1.1 (iii).

12.1.3           WARRANTY PERIOD

                 The warranties contained in Clauses 12.1.1 and 12.1.2 shall be limited to those defects which become apparent within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] months after Delivery of the affected Aircraft ("WARRANTY PERIOD").

12.1.4           BUYER'S REMEDY AND SELLER'S OBLIGATION

12.1.4.1 The Buyer's remedy and the Seller's obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to the repair, replacement or correction of any Warranted Part which is defective or to the supply of modification kits rectifying the defect, at the Seller's expense and option. Whenever applicable, the Seller option shall take into consideration the Buyer's constraints. The labour required to install such kit will be reimbursed by the Seller at the Inhouse Warranty Labour Rate defined in Clause 12.1.7 (v).

                 The Seller may equally at its option furnish a credit to the Buyer equal to the price at which the Buyer is entitled to purchase a replacement for the defective Warranted Part, if such Warranted Part is readily available for purchase.

12.1.4.2         In the event of a defect covered by sub-Clauses 12.1.1 (iii),
                 12.1.1 (iv) and 12.1.2 (ii) becoming apparent within the Warranty Period and the Seller being obliged to correct such defect, the Seller shall also, if so requested by the Buyer, make such correction in any Aircraft which has not yet been delivered to the Buyer; provided, however,

                 (i) that the Seller, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], shall not be responsible nor deemed to be in default on account of any delay in delivery of any Aircraft or otherwise, in respect of the performance of this Agreement due to the Seller's undertaking to make such correction and provided further

                 (ii) that, rather than accept a delay in the delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller's expense, or the Buyer may elect to accept delivery and thereafter file a warranty claim as though the defect had become apparent immediately after Delivery of such Aircraft.

                 (iii) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

12.1.4.3 In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, the Seller shall reimburse the [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] spent by the Buyer in performing inspections of the Aircraft to determine whether or not a defect exists in any Warranted Part within the Warranty Period or until the corrective technical solution removing the need for the inspection is available and could reasonably be introduced by the Buyer. The above commitment is subject to the following conditions:

                 (i) such inspections are recommended by a Seller Service Bulletin to be performed within the Warranty Period;


                 (ii) the inspection is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] performed outside of a scheduled maintenance check as recommended by the Seller's Maintenance Planning Document, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT];

                 (iii) the reimbursement shall not apply for any inspections performed as an alternative to accomplishing corrective action when such corrective action has been made available to the Buyer and such corrective action could have reasonably been accepted by the Buyer or, (provided that the solution presented by the Seller is satisfactory for the Buyer) accomplished by the Buyer at the time such inspections are performed or earlier,

                 (iv) the labor rate to be used for the reimbursement shall be labor rate defined in Clause 12.1.7, and

                 (v) the manhours used to determine such reimbursement shall not exceed the Seller's reasonable estimate of the manhours required by the Buyer for such inspections or if so the Seller will perform the inspections upon conditions to be mutually agreed.

12.1.5           WARRANTY CLAIM REQUIREMENTS

                 Each Buyer's warranty claim ("WARRANTY CLAIM") shall be considered by the Seller only if the following conditions are first fulfilled:

                 (i) the defect having become apparent within the Warranty Period ;

                 (ii) the Buyer having submitted to the Seller proof reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Clause 12.1, and that such defect has not resulted from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth or any matter covered in Clause 12.1.10 ;

                 (iii) the Buyer having either reviewed the Warranted Part with the Seller's Representative, or returned as soon as practicable the Warranted Part claimed to be defective to the repair facilities as may be designated by the Seller, except when the Buyer elects to repair a defective Warranted Part in accordance with the provisions of Clause 12.1.7. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                 (iv) the Seller having received a Warranty Claim as set forth in Clause 12.1.6.

12.1.6           WARRANTY ADMINISTRATION

                 The warranties set forth in Clause 12.1 shall be administered as hereinafter provided for:

                 (i)       CLAIM DETERMINATION

                           Warranty Claim determination by the Seller shall be reasonably based upon the claim details, reports from the Seller's local representative, historical data logs, inspection, tests, findings during repair, defect analysis and other suitable documents.

                 (ii)      TRANSPORTATION COSTS

                           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                 (iii)     RETURN OF AN AIRCRAFT

                           In the event of the Buyer desiring to return an Aircraft to the Seller for consideration of a Warranty Claim, the Buyer shall notify the Seller of its intention to do so and the Seller shall, prior to such return, have the right to inspect such Aircraft and thereafter, without prejudice to its rights hereunder, to repair such

                             Aircraft, at its sole option, either at the Buyer's facilities or at another place acceptable to the Seller. Return of any Aircraft by the Buyer to the Seller [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                 (iv)        ON-AIRCRAFT WORK BY THE SELLER

                             In the event that a defect subject to this Clause
                             12.1 may justify the dispatch by the Seller of a working team to repair or correct such defect through the embodiment of one or several Seller's Service Bulletins at the Buyer's facilities, or in the event of the Seller accepting the return of an Aircraft to perform or have performed such repair or correction, then the labor costs for such on-Aircraft work are to be borne by the Seller.

                             The conditions which have to be fulfilled for on-Aircraft work by the Seller is that (i) in the opinion of the Seller, the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft, or that (ii) the work, for reasons beyond the Buyer's control, cannot be accomplished by the Buyer.

                             If said condition is fulfilled and if the Seller is requested to perform the work, the Seller and the Buyer shall agree on a schedule and place for the work to be performed.


                 (v)         WARRANTY CLAIM SUBSTANTIATION

                             In connection with each claim by the Buyer made under this Clause 12.1, the Buyer shall file a Warranty Claim on a form selected by the Buyer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after a defect became apparent. Such form must contain at least the following data :

                             a) description of defect and action taken, if any,

                             b) date of incident and/or removal date,

                             c) description of the defective part,

                             d) part number,

                             e) serial number (if applicable),

                             f) position on Aircraft,

                             g) total flying hours or calendar time, as
                                applicable at the date of defect appearance,

                             h) time since last shop visit at the date of defect
                                appearance,

                             i) manufacturer serial number ("Manufacturer's
                                Serial Number") of the Aircraft and/or its registration,

                             j) Aircraft total flying hours and/or
                                number of landings at the date of defect appearance,

                             k) Warranty Claim number,

                             l) date of Warranty Claim,

                             m) delivery date of Aircraft or part to the Buyer,

                             Warranty Claims are to be addressed as follows:

                             AIRBUS
                             CUSTOMER SERVICES DIRECTORATE
                             WARRANTY ADMINISTRATION
                             Rond-Point Maurice Bellonte
                             B.P. 33
                             F-31707 BLAGNAC CEDEX
                             FRANCE

                 (vi)        REPLACEMENTS

                             Components, equipment, accessories or parts, which the Seller has replaced pursuant to this Clause, shall become the Seller's property. The replacement components, equipment, accessories or parts provided by the Seller to the Buyer pursuant to this Clause shall become the Buyer's property.

                 (vii)       SELLER'S REJECTION

                             The Seller shall provide reasonable written substantiation in case of rejection of a Warranty Claim. In such event the Buyer shall [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                 (viii)      SELLER'S INSPECTION

                             The Seller shall have the right to inspect the affected Aircraft and documents and other records directly relating to the Warranty Claim in the event of any Warranty Claim under this Clause 12.1, provided such inspection does not cause disruption in the Aircraft operation.

12.1.7           INHOUSE WARRANTY

                 (i)         SELLER'S AUTHORIZATION

                             The Seller hereby authorizes the Buyer to perform the repair of Warranted Parts ("INHOUSE WARRANTY") subject to the terms of this Clause 12.1.7.

                 (ii)        CONDITIONS FOR SELLER'S AUTHORIZATION

                             The Buyer shall be entitled to repair such Warranted Parts only:

                             - if where practicable the Buyer notifies the Seller's Representative of its intention to perform Inhouse Warranty repairs before any such repairs are started where the estimated cost of such repair is in excess of US Dollars [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] The Buyer's notification shall include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller agrees to use all reasonable efforts to ensure a prompt response and shall not unreasonably withhold authorization;

                             -      if adequate facilities and qualified
                                    personnel are available to the Buyer;

                             - in accordance with the Seller's written instructions set forth in the applicable Seller's technical documentation;

                             - to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.10.

                 (iii)       SELLER'S RIGHTS

                             The Seller shall have the right to have any Warranted Part, or any part removed therefrom, claimed to be defective, returned to the Seller, as set forth in sub-Clause 12.1.6 (ii) if, in the judgement of the Seller, the nature of the defect requires technical investigation. The Seller shall further have the right to have a representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to its presence being practical and not unduly delaying the repair.

                 (iv)        INHOUSE WARRANTY CLAIM SUBSTANTIATION

                             Claims for Inhouse Warranty credit shall contain the same information as that required for Warranty Claims under sub-Clause 12.1.6 (v) and in addition shall include:

                             a) a report of technical findings with respect to
                                the defect,
                             b) for parts required to remedy the defect:
                                - part numbers,
                                - serial numbers (if applicable),
                                - parts description,
                                - quantity of parts,
                                - unit price of parts,
                                - total price of parts,
                             c) number of spent labor hours,
                             d) Inhouse Warranty Labor Rate,
                             e) total claim value.

                 (v)         CREDIT

                             The Buyer's account shall be credited with an amount equal to the mutually agreed direct labor costs expended in performing the off-Aircraft repair of a Warranted Part and to the direct costs of materials incorporated in said repair.

                             - For the determination of direct labor costs only manhours spent on disassembly, inspection, repair, reassembly, and final inspection and test of the Warranted Part are permissible. Any manhours required for maintenance work concurrently being carried out on the Aircraft or Warranted Part are not included.

                             - The manhours permissible above shall be multiplied by an agreed labor rate of US Dollars [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], e.c. January 2002 ("INHOUSE WARRANTY LABOUR RATE").

                             - Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul and as may be furnished by the Seller at no charge.

                 (vi)    LIMITATION

                             The Buyer shall in no event be credited for repair costs (including labor and material) in excess of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the current catalogue price for a replacement of the defective Warranted Part, unless the scheduled operation of the Aircraft dictates to commence the repair,

                             or

                             where the repair cost (including labor and material) is in excess of US Dollars [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] unless previously approved by the Seller in accordance with sub-Clause 12.1.7 (ii).

                 (vii)       SCRAPPED MATERIAL

                             The Buyer shall retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of either [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the date of completion of repair or [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after submission of a claim for

                           Inhouse Warranty credit relating thereto, whichever is longer. Such parts shall be returned to the Seller within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of receipt of the Seller's request to that effect. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                           Notwithstanding the foregoing, the Buyer may scrap any such defective parts [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] which are beyond economic repair and not required for technical evaluation locally without the agreement of the Seller's local representative unless the Seller has requested the return of such part within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after submission of the Warranty Claim, and the Buyer may scrap any such defective part [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] which are beyond economic repair and not required for technical evaluation locally with the agreement of the Seller's local representative. Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer.

12.1.8           STANDARD WARRANTY TRANSFERABILITY

                 The warranties provided for in this Clause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service, other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airlines and the Buyer, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties, and to the extent permitted by any applicable law or regulations.

12.1.9           WARRANTY FOR CORRECTED, REPLACED OR REPAIRED WARRANTED PARTS

                 Whenever any Warranted Part which contains a defect for which the Seller is liable under Clause 12.1 has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller's warranty with respect to such corrected, replaced or repaired Warranted Part whichever may be the case, shall be the remaining portion of the original warranty [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

12.1.10          ACCEPTED INDUSTRY STANDARD PRACTICES - NORMAL WEAR AND TEAR

                 The Buyer's rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired, and operated in accordance with accepted industry standard practices, all technical documentation and any other instructions issued by the Seller and the Suppliers and the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of relevant Aviation Authorities.

12.1.10.1 The Seller's liability under this Clause 12.1 shall not extend to normal wear and tear nor to:

                 (i) any Aircraft or component, equipment, accessory or part thereof which has been repaired, altered or modified after Delivery except by the Seller or in a manner approved by the Seller;

                 (ii) any Aircraft or component, equipment, accessory or part thereof which has been operated in a damaged state of which the Buyer acting reasonably should have been aware; this requirement will not be applicable if the condition becomes known during a flight and the operation continued for reasons of airworthiness or flight safety;

               (iii) any component, equipment, accessory and part from which the trademark, name, part or serial number or other identification marks have been removed;

12.2           SELLER SERVICE LIFE POLICY

     12.2.1 In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should any item listed in Exhibit "F" ("ITEM") sustain any breakage or defect which materially impairs the utility of the Item ("FAILURE"), and subject to the general conditions and limitations set forth in Clause 12.2.4, then the provisions of this Clause 12.2 ("SELLER SERVICE LIFE POLICY") shall apply.

12.2.2         PERIODS AND SELLER'S UNDERTAKINGS

               The Seller agrees that if a Failure occurs in an Item before the Aircraft in which such Item has been originally installed has completed [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] flight cycles, or within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the Delivery of said Aircraft to the Buyer, whichever shall first occur, the Seller shall at its own discretion and as promptly as practicable and with the Seller's financial participation as hereinafter provided either:

12.2.2.1 design and furnish to the Buyer a correction for such Item with a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or,

12.2.2.2       replace such Item.

12.2.3         SELLER'S PARTICIPATION IN THE COSTS

               Any part or Item which the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer with the Seller's financial participation determined in accordance with the following formula:

               P = C (N - T)/N

               where :

               P :       financial participation of the Seller,

               C : Seller's then current sales prices for the required Item or Seller designed parts,

               (i)       T :  total number of flight cycles which have been
                              accumulated by the Aircraft in which the Item subject to a Failure has been originally installed, and,

                              N :[CONFIDENTIAL MATERIAL OMITTED AND FILED
                              SEPARATELY WITH THE SECURITIES AND EXCHANGE
                              COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], or,

               (ii)      T :  total time in months since Delivery of the
                              Aircraft in which the Item subject to a Failure has been originally installed, and,

                              N :[CONFIDENTIAL MATERIAL OMITTED AND FILED
SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT],

               which ever of the foregoing sub-clauses (i), or (ii) yields the lowest ratio of :

                                   (N - T)/N

12.2.4         GENERAL CONDITIONS AND LIMITATIONS

12.2.4.1 The undertakings given in this Clause 12.2 shall be valid after the period of the Seller's warranty applicable to an Item under Clause 12.1.

12.2.4.2 The Buyer's remedy and the Seller's obligation and liability under this Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

                 (i) the Buyer shall maintain log books and other historical records as required by the Aviation Authorities with respect to each Item adequate to enable determination of whether the alleged Failure is covered by this Service Life Policy and if so to define the costs to be borne by the Seller in accordance with Clause 12.2.3;

                 (ii) the Buyer shall keep the Seller informed of any significant incidents relating to an Aircraft howsoever occurring or recorded;

                 (iii) the Buyer shall comply with the conditions of Clause 12.1.10;

                 (iv) the Buyer shall carry out specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs shall be as compatible as possible with the Buyer's operational requirements.

                 (v) in the case of any breakage or defect, the Buyer must have reported the same in writing to the Seller within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] days after any breakage or defect in an Item becomes apparent whether or not said breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer shall have informed the Seller of the breakage or defect in sufficient detail to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3 Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy shall be administered as provided for in and shall be subject to the terms and conditions of Clause 12.1.6.

12.2.4.4 In the event that the Seller shall have issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit free of charge or under the pro rata formula set out in Clause 12.2.3. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller's commitment under this Clause 12.2 shall be subject to the Buyer's incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller's instructions, within a reasonable time, and preferably in line with the Buyer's maintenance schedule.

12.2.4.5 This Service Life Policy is neither a warranty, performance guarantee, nor an agreement to modify any Aircraft or airframe components to conform to new developments occurring in the state of airframe design and manufacturing art.

                 The Seller's obligation herein is to furnish only those corrections to the Items or provide replacement therefor as provided for in Clause 12.2.3.

                 The Buyer's sole remedy and relief for the non-performance of any obligation or liability of the Seller arising under or by virtue of this Service Life Policy shall be in monetary damages, limited to the amount the Buyer reasonably expends in procuring a correction or replacement for any Item which is the subject of a Failure covered by this Service Life Policy and to which such non-performance is related.

                 The Buyer hereby waives, releases and renounces all claims to any further damages, direct, incidental or consequential, including loss of profits and all other rights, claims and remedies, arising under or by virtue of this Service Life Policy.

12.2.5           TRANSFERABILITY

                The Buyer's rights under this Clause 12.2 shall not be assigned, sold, leased, transferred or otherwise alienated by operation of law or otherwise, without the Seller's prior consent thereto, which shall not be unreasonably withheld and given in writing.

                Any unauthorized assignment, sale, lease, transfer or other alienation of the Buyer's rights under this Service Life Policy shall, as to the particular Aircraft involved, immediately void this Service Life Policy in its entirety.

12.3            SUPPLIER PRODUCT SUPPORT AGREEMENTS

                Prior to the Delivery of the first Aircraft, the Seller shall provide the Buyer with such warranties and service life policies that the Seller has obtained pursuant to the Supplier Product Support Agreement.

12.3.1          DEFINITIONS

12.3.1.1        "SUPPLIER" means any supplier of Supplier Parts.

12.3.1.2        "SUPPLIER PART" means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof as to which there exists a Supplier Product Support Agreement. However, the Propulsion Systems and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by Suppliers with whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

12.3.1.3 "SUPPLIER PRODUCT SUPPORT AGREEMENT" means an agreement between the Seller and a Supplier containing enforceable and transferable warranties and in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

12.3.2          SUPPLIER'S DEFAULT

12.3.2.1 In the event of any Supplier, under any standard warranty obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with respect thereto and the Buyer submitting in reasonable time to the Seller reasonable proof that such default has occurred, then Clause
                12.1 shall apply to the extent the same would have been applicable had such Supplier Part been a Warranted Part, except that the Supplier's warranty period as indicated in the Supplier Product Support Agreement shall apply.

12.3.2.2 In the event of any Supplier, under any Supplier Service Life Policy obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with respect thereto and the Buyer submitting in reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.2 shall apply to the extent the same would have been applicable had such Supplier Item been listed in Exhibit F, Seller Service Life Policy, except that the Supplier's Service Life Policy period as indicated in the Supplier Product Support Agreement shall apply.

12.3.2.3 At the Seller's request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer's rights against the relevant Supplier with respect to and arising by reason of such default and shall provide reasonable assistance to enable the Seller to enforce the rights so assigned.

12.4            INTERFACE COMMITMENT

12.4.1          INTERFACE PROBLEM

                If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer, but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft ("INTERFACE PROBLEM"), the Seller shall, if so requested by the Buyer, and without additional charge to the Buyer, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer shall furnish to the Seller all data and information in the Buyer's possession relevant to the Interface Problem, and shall cooperate with the Seller in the conduct of the Seller's investigations and such tests as may be required.

                 At the conclusion of such investigation the Seller shall promptly advise the Buyer in writing of the Seller's opinion as to the cause or causes of the Interface Problem and the Seller's recommendations as to corrective action.

12.4.2           SELLER'S RESPONSIBILITY

                 If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if so requested by the Buyer and pursuant to the terms and conditions of Clause 12.1, correct the design of such Warranted Part to the extent of the Seller's obligation as defined in Clause 12.1.

12.4.3           SUPPLIER'S RESPONSIBILITY

                 If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Supplier.

12.4.4           JOINT RESPONSIBILITY

                 If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.

                 The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier to the Buyer. Such corrective action when accepted by the Buyer shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5           GENERAL

12.4.5.1 All requests under this Clause 12.4 shall be directed to both the Seller and the Supplier.

12.4.5.2 Except as specifically set forth in this Clause 12.4, this Clause shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Clause 12.

12.4.5.3 All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause
                 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12.

12.5             WAIVER, RELEASE AND RENUNCIATION

                 THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 12 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART DELIVERED UNDER THIS AGREEMENT INCLUDING BUT NOT LIMITED TO:

                 (A) ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;
                 (B) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE,
                     COURSE OF DEALING OR USAGE OF TRADE;
                 (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER
                     CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED; AND
                 (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR
                     LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF.

                  SELLER SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART DELIVERED UNDER THIS AGREEMENT.

12.6              DUPLICATE REMEDIES

                  The Seller shall not be obliged to provide any remedy which duplicates any other remedy already provided to the Buyer in respect of the same defect under any part of this Clause 12 as such Clause may be amended, complemented or supplemented by other contractual agreements or by other Clauses of this Agreement.

12.7              NEGOTIATED AGREEMENT

                  The Buyer specifically recognises that:

                  (i) the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional operator of aircraft used in public transportation.

                  (ii) this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer;

                  (iii) the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the waiver, release and renunciation by the Buyer set forth in Clause 12.5.

13                PATENT AND COPYRIGHT INDEMNITY

13.1              INDEMNITY

13.1.1 Subject to the provisions of Clause 13.2.3, the Seller shall indemnify the Buyer and undertakes to keep the Buyer fully indemnified from and against any damages, costs or expenses including legal costs (including any costs incurred by the Buyer in obtaining the release of the Aircraft pursuant to Clause 13.2.1 (iii) but excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Aircraft (or any part or software installed therein at Delivery) of:

                  (i)      any British, French, Dutch, German, Spanish or U.S.
                           patent;

                  and :

                  (ii) any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that :

                           (1) at the time of such infringement or claim, such country and the flag country of the Aircraft are each a party to the Chicago Convention on International Civil Aviation of December 7, 1944 and are each fully entitled to all benefits of Article 27 thereof, or in the alternative,

                           (2) at the time of such infringement or claim, such country and the flag country of the Aircraft are each a party to the International Convention for the Protection of Industrial Property of March 20, 1883 ("Paris Convention");

                  and:

                  (iii) in respect of computer software installed on the Aircraft, any copyright, provided that the Seller's obligation to indemnify shall be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and recognise computer software as a "work" under the Berne Convention.

13.1.2            Clause 13.1.1 shall not apply to

                  (i)    Buyer Furnished Equipment or Propulsion Systems; or

                  (ii) parts not supplied pursuant to a Supplier Product Support Agreement ; or

                  (iii) software not installed on the Aircraft at the date of Delivery.

13.1.3 Furthermore, in the event that the Buyer is prevented from using the Aircraft (whether by a valid judgement of a court of competent jurisdiction or by a settlement arrived at between claimant, Seller and Buyer or otherwise), the Seller shall at its expense either :

                  (i) procure for the Buyer the right to use the same free of charge to the Buyer; or

                  (ii) replace the infringing part of the Aircraft promptly with a non-infringing substitute complying in all other respects with the requirements of this Agreement, including interchangeability with the original part.

13.2              ADMINISTRATION OF PATENT AND COPYRIGHT INDEMNITY CLAIMS

13.2.1 If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall :

                  (i)    promptly notify the Seller giving particulars thereof;

                  (ii) in so far as is permitted by law and by the regulatory authorities furnish to the Seller all data, papers and records within the Buyer's control or possession relating to such patent or claim;

                  (iii) refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defence or denial of such suit or claim provided always that nothing in this sub-Clause (iii) shall prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

                  (iv) fully co-operate with, and render all such reasonable assistance to the Seller as may be reasonably requested by the Seller and as may be pertinent to the defence or denial of the suit or claim ;

                  (v) reasonably act in such a way as to mitigate damages and/or to reduce the amount of royalties which may be payable as well as to minimise costs and expenses as far as may be reasonably expected from the Buyer.

13.2.2 The Seller shall be entitled either in its own name or on behalf of the Buyer at the Seller's sole cost and expense to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defence or settlement of any suit or claim in the manner which, in the Seller's opinion, it deems proper. The Buyer may engage its own legal advisers at its own cost to monitor such proceedings on the Buyer's behalf, provided however that such advisers shall not intervene or interfere in any way with the Seller's conduct of the defence or settlement.

13.2.3 The Seller's liability hereunder shall be conditional upon the strict and timely compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright.

14                TECHNICAL DATA AND DOCUMENTATION


14.1              GENERAL

                  This Clause covers the terms and conditions for the supply of technical data and documentation (hereinafter "TECHNICAL DATA AND DOCUMENTATION") to support the Aircraft operation.

                  The Technical Data and Documentation shall be supplied in the English language using the aeronautical terminology in common use.

14.2              SCOPE

                  Range, form, type, format, Air Transport Association ("ATA")/Non ATA compliance, quantity and delivery schedule of the Technical Data and Documentation to be provided under this Agreement are covered in Exhibit G.


14.3              AIRCRAFT IDENTIFICATION FOR TECHNICAL DATA AND DOCUMENTATION

14.3.1 For the customized Technical Data and Documentation the Buyer agrees to the allocation of fleet serial numbers ("FLEET SERIAL NUMBERS") in the form of block of numbers selected in the range from 001 to 999.

14.3.2 The sequence shall not be interrupted except if two (2) different Propulsion Systems or two (2) different Aircraft models are selected.

14.3.3 The Buyer shall indicate to the Seller the Fleet Serial Number allocated to the Aircraft Manufacturer's Serial Number at the latest one year prior to the delivery of the first Aircraft. The allocation of Fleet Serial Numbers to Manufacturer's Serial Numbers shall not constitute any property, insurable or other interest of the Buyer whatsoever in any Aircraft prior to the Delivery of such Aircraft as provided for in this Agreement.

                  The affected customized Technical Data and Documentation are :

                  - Aircraft Maintenance Manual (and associated products),
                  - Illustrated Parts Catalog,
                  - Trouble Shooting Manual,
                  - Aircraft Wiring Manual,
                  - Aircraft Schematics Manual,
                  - Aircraft Wiring Lists.

14.4              SUPPLIER EQUIPMENT

14.4.1 Information relating to Supplier equipment which is installed on the Aircraft by the Seller shall be introduced into the customized Technical Data and Documentation to the extent necessary for the comprehension of the systems concerned, at no additional charge to the Buyer for the Technical Data and Documentation basic issue.

14.4.2 The Buyer shall supply the data related to Buyer Furnished Equipment to the Seller at least six (6) months before the scheduled delivery of the customized Technical Data and Documentation. The Buyer Furnished Equipment data supplied by the Buyer to the Seller shall be in English language.

14.4.3 The Seller shall introduce Buyer Furnished Equipment data, for equipment which is installed on the Aircraft by the Seller, into the customized Technical Data and Documentation at no additional charge to the Buyer for the Technical Data and Documentation basic issue. The transportation costs related to Buyer Furnished Equipment data shipment to the Seller shall be the Buyer's responsibility.

14.4.4 In the event that the Buyer has not supplied the data in due time as per Clause 14.3.2 to allow the Seller to incorporate it in the basic issue of the Technical Data and Documentation, such data shall be incorporated as practicable during a revision of the Technical Data and Documentation.

14.5              DELIVERY

14.5.1 The Technical Data and Documentation and corresponding revisions to be supplied by the Seller shall be sent to one address only as advised by the Buyer.

14.5.2 Packing and shipment of the Technical Data and Documentation and their revisions shall be carried out in consideration of the quickest transportation methods. The shipment shall be Free Carrier (FCA) TOULOUSE, FRANCE and/or Free Carrier (FCA) HAMBURG, FEDERAL REPUBLIC OF GERMANY, as the term Free Carrier
                  (FCA) is defined by publication n(Degree) 560 of the International Chamber of Commerce, published in January 2000.

14.5.3 The above is not applicable to Technical Data and Documentation delivered on-line.

14.5.4 The delivery schedule of the Technical Data and Documentation shall be phased as mutually agreed to correspond with Aircraft deliveries. The Buyer agrees to provide [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] notice when requesting a change to the delivery schedule.

14.5.5 It shall be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities' needs for Seller's Technical Data and Documentation. Reasonable quantities of such Technical Data and Documentation shall be supplied by the Seller at no charge to the Buyer Free Carrier (FCA) TOULOUSE, FRANCE and/or Free Carrier (FCA) HAMBURG, FEDERAL REPUBLIC OF GERMANY.

14.6              REVISION SERVICE

                  Unless otherwise specifically stated, revision service shall be provided on a free of charge basis for a period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after delivery of the last firmly ordered Aircraft covered under this Agreement.

14.7              SERVICE BULLETINS (SB) INCORPORATION

                  During the period of revision service and upon the Buyer's request for incorporation, which shall be made within four years after issuance of a Service Bulletin, Seller's Service Bulletin information shall be incorporated into the Technical Data and Documentation for the Buyer's Aircraft after formal notification by the Buyer of its intention to accomplish a Service Bulletin. The split effectivity for the corresponding Service Bulletin shall remain in the Technical Data and Documentation until notification from the Buyer that embodiment has been completed on all the Buyer's Aircraft. The above is applicable for Technical Data and Documentation relating to maintenance. For the operational Data and Documentation only the pre or post Service Bulletin status will be shown.

14.8              PERFORMANCE ENGINEER'S PROGRAMS

                  In addition to the standard operational manuals, the Seller shall provide to the Buyer Performance Engineer's Programs
                  (PEP) under licence conditions as defined in Appendix A to this Clause.

14.9              CD-ROM - CAATS / ADRES
                                        -

                  Certain Technical Data and Documentation are provided on CD-ROM under licence conditions as defined in Appendix B to this Clause.

                  The affected Technical Data and Documentation are the following :

                  -   Trouble Shooting Manual,
                  -   Aircraft Maintenance Manual,
                  -   Illustrated Parts Catalog.

                  This list may be extended from time to time and the related licence shall reflect such extension.

14.10             AIRBUS ON-LINE SERVICES

14.10.1 Certain Technical Data and Documentation are provided on-line under licence conditions as defined in Appendix C to this Clause, at no cost as long as revision service is provided in accordance with Clause 14.6.

14.10.2 Access to the Technical Data and Documentation available on-line as defined in Exhibit "G" shall be granted free of charge for a maximum of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Buyer's users (including one Buyer Administrator) for the Technical Data and Documentation related to the Aircraft which shall be operated by the Buyer.

14.10.3 For any Technical Data and Documentation which is available on-line, the Seller reserves the right, subject to prior notification to the Buyer, to suppress other formats for the concerned Technical Data and Documentation.

14.11             FUTURE DEVELOPMENTS

                  The Seller shall continuously monitor technological developments and apply them to data and document production and methods of transmission where beneficial and economical for both parties. The Buyer accepts to consider any new development proposed by the Seller for possible implementation, but may reasonably select to continue to be supported in the present version.

14.12             TECHNICAL DATA AND DOCUMENTATION FAMILIARIZATION

                  Upon request by the Buyer, the Seller is ready to provide a one (1) week Technical Data and Documentation familiarization training at the Seller's or at the Buyer's facilities. If such familiarization is conducted at the Buyer's facilities, the Buyer shall reimburse the Seller for all air travel (business class) and living expenses of the Seller's personnel conducting such familiarization.

14.13             CUSTOMER ORIGINATED CHANGES (COC)

14.13.1 At Buyer's request, Buyer originated data may be introduced as COC into the following customized Technical Data and Documentation :

                  -      Aircraft Maintenance Manual (and associated products),
                  -      Illustrated Parts Catalog,
                  -      Trouble Shooting Manual,
                  -      Aircraft Wiring Manual,
                  -      Aircraft Schematics Manual,
                  -      Aircraft Wiring Lists,
                  -      Flight Crew Operating Manual,
                  -      Quick Reference Handbook.

14.13.2 COC data shall be established by the Buyer according to the Customer Guide for Customer Originated Changes, as issued by the Seller. The Buyer shall ensure that any such data is in compliance with the requirements of its local Aviation Authorities.

                  COC data shall be incorporated by the Seller into all affected customized Technical Data and Documentation unless the Buyer specifies in writing the documents of its choice into which the COC data shall be incorporated. The customized Technical Data and Documentation into which the COC data are incorporated shall only show the Aircraft configuration reflecting the COC data and not the configuration before such COC data's incorporation.

14.13.3 The Buyer hereby acknowledges and accepts that the incorporation of any COC into the Technical Data and Documentation issued by the Seller shall be entirely at the Buyer's risk.

                  Further, the Buyer acknowledges full liability for the effects, including all related costs, which any COC may have on the implementation of any subsequent Service Bulletins and/or modifications.

14.13.3.1 The Seller shall not be required to check any COC data submitted for incorporation. Accordingly, the Seller shall be under no liability whatsoever in respect of either the contents of any COC, including any omissions or inaccuracies therein, or the effect, which the incorporation of such COC may have on the Technical Data and Documentation issued by the Seller.

14.13.3.2 In the event of the Seller being required under any court order or settlement to indemnify any third party for injury, loss or damage incurred directly or indirectly as a result of incorporation of any COC into the Technical Data and Documentation issued by the Seller, and except if the COC data is incorporated incorrectly by the Seller through no fault of the Buyer, the Buyer agrees to reimburse the Seller for all payments or settlements made in respect of such injury, loss or damage including any expenses incurred by the Seller in defending such claims.

14.13.4 The incorporation of any COC as aforesaid shall be performed under the conditions specified in the Seller's then current Customer Services Catalog.

14.14             WARRANTIES

14.14.1 The Seller warrants that the Technical Data and Documentation are prepared in accordance with the state of art at the date of their conception. Should any Technical Data and Documentation prepared by the Seller contain non-conformity or defect, the sole and exclusive liability of the Seller shall be to take all reasonable and proper steps to, at its option, correct or replace such Technical Data and Documentation. Notwithstanding the above, no warranties of any kind are given for the Customer Originated Changes, as set forth in Clause 14.13.

14.14.2 THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 14 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY TECHNICAL DATA AND DOCUMENTATION DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO :

                  (A)      ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;
                  (B) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;
                  (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED; AND
                  (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF.

                  SELLER SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY TECHNICAL DATA AND DOCUMENTATION DELIVERED UNDER THIS AGREEMENT.

14.15             PROPRIETARY RIGHTS

14.15.1 All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data and Documentation shall remain with the Seller.

                  These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.15.2 Whenever this Agreement provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as express or implicit approval howsoever neither of the Buyer nor of the manufactured products. The supply of the Technical Data and Documentation shall not be construed as any further right for the Buyer to design or manufacture any Aircraft or part thereof or spare part.

14.16             CONFIDENTIALITY

14.16.1 The Technical Data and Documentation and their content are designated as confidential. All such Technical Data and Documentation are supplied to the Buyer for the sole use of the Buyer who undertakes not to disclose the contents thereof to any third party without the prior written consent of the Seller, such consent not to be unreasonably withheld, save as permitted therein or otherwise pursuant to any government or legal requirement imposed upon the Buyer.


14.16.2 In the case of the Seller having authorized the disclosure to third parties either under this Agreement or by an express prior written authorization, the Buyer shall undertake that such third party agree to be bound by the same conditions and restrictions as the Buyer with respect to the disclosed Technical Data and Documentation.

                             APPENDIX A TO CLAUSE 14

                                 LICENCE FOR USE
                                     OF THE
                      PERFORMANCE ENGINEER'S PROGRAMS (PEP)

          LICENCE FOR USE OF THE PERFORMANCE ENGINEER'S PROGRAMS (PEP)

1                GRANT

1.1 The Seller grants the Buyer the right to use the PEP during the term of this licence ("PEP LICENCE") on a single computer.

1.2 The above grant shall be free of charge for as long as the revisions of the PEP are free of charge in accordance with Clause 14. At the end of such period, the yearly subscription fee (revision service) for the PEP shall be charged to the Buyer at the price stated in the then current Seller's Customer Services Catalog.

2                COPIES

2.1 Use of the PEP shall be limited to one (1) copy other than the copies contained in the single computer and copies produced for checkpoint and restart purposes or additional copies made with the consent of the Seller for a specific need.

2.2 The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Buyer makes of the PEP.

3                TERM

3.1 The rights under the PEP Licence shall be granted to the Buyer as long as the Buyer operates a Seller's Aircraft model to which the PEP is applicable. When the Buyer stops operating said Aircraft model, the Buyer shall return the PEP and any copies thereof to the Seller, accompanied by a notice certifying that the Buyer has returned all existing copies.

3.2 For clarification purposes it is hereby expressly stated that PEP shall be offered for a limited time period, not exceeding the term of this PEP Licence. In the event that the Seller should offer a replacement product, the conditions for using such product shall be subject to a separate agreement, which shall not be less favourable for the Buyer than those applicable to the PEP.

4                MERGING

                 The PEP may be used and adapted in machine readable form for the purpose of merging it into other program material of the Buyer but on termination of this PEP Licence, the PEP shall be removed from the other program material with which it has been merged.

                 The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media in any program that the PEP is merged into.

5                PERSONAL LICENCE

                 The above described PEP Licence is personal to the Buyer, non-transferable and non-exclusive.

6                INSTALLATION

                 It is the Buyer's responsibility to install the PEP and to perform any mergings and checks.

7                TRAINING

                 In addition to the performance programs user guide supplied with the PEP, training and other assistance may be provided upon the Buyer's request at no charge within the limits defined in Paragraph 1.4 of Appendix A to Clause 16.

8                PROPRIETARY RIGHTS

                 The PEP and the copyright and other proprietary rights of whatever nature in the PEP are and shall remain with the Seller. The PEP and its contents are designated as confidential.

9                COPYRIGHT INDEMNITY

                 The Seller shall defend and indemnify the Buyer against any claim that the normal use of PEP infringes the intellectual property rights of any third party, provided that the Buyer:

9.1              immediately notifies the Seller of any such claim;

9.2              makes no admission or settlement of any claim;

9.3 allows the Seller to have sole control of all negotiations for its settlement;

9.4 gives the Seller all reasonable assistance in connection therewith.

10               CONFIDENTIALITY

                 The Buyer undertakes not to disclose the PEP or parts thereof and its contents to any third party without the prior written consent of the Seller. In so far as it is necessary to disclose aspects of the PEP to any third party, such disclosure is permitted only for the purpose for which the PEP is supplied and only to the third party who needs to know the same.

11               CONDITIONS OF USE

                 The Buyer shall ensure that the PEP is correctly used in appropriate machines as described in the PEP delivery documentation and that staff are properly trained to use the same in accordance with the user guide.

12               WARRANTY

12.1 The Seller warrants that the PEP is prepared in accordance with the state of art at the date of conception. Should the PEP be found to contain any non-conformity or defect, the Buyer shall notify the Seller promptly thereof and the sole and exclusive liability of the Seller under this PEP Licence shall be to correct the same at its own expense.

12.2 THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS PEP LICENCE ARE WAIVES, EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN THE PEP DELIVERED UNDER THIS AGREEMENT INCLUDING BUT NOT LIMITED TO:

                 (A)      ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

                 (B) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;
                 (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED; AND
                 (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF.

                 SELLER SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN THE PEP DELIVERED UNDER THIS AGREEMENT.

                             APPENDIX B TO CLAUSE 14

                   LICENCE FOR USE OF CD-ROM -- CAATS / ADRES

                  LICENCE FOR USE OF CD-ROM -- CAATS / ADRES **

1                GRANT

1.1 The Seller grants the Buyer the right to use the Aircraft Documentation Retrieval System (ADRES) and/or the Computer Assisted Aircraft Trouble Shooting (CAATS) on CD-ROM for the term of this licence ("CAATS/ADRES LICENCE").

1.2 The above grant shall be free of charge for as long as the revisions of CAATS and ADRES are free of charge in accordance with Clause 14. At the end of such period(s) yearly subscription fees (revision service) shall be charged to the Buyer at the price stated in the then current Seller's Customer Services Catalog.

2                COPIES

                 Use of ADRES and/or CAATS shall be limited to the number of copies defined between the parties.

3                TERM

3.1 The rights under the CAATS/ADRES Licence shall be granted from the date of first delivery of ADRES and/or CAATS as long as the Buyer operates the Aircraft or until a replacement product shall be provided by the Seller, whichever occurs first. Within thirty (30) days of termination of the CAATS/ADRES Licence, the Buyer shall return ADRES and/or CAATS and all copies thereof to the Seller.

3.2 For clarification purposes it is hereby expressly stated that ADRES and/or CAATS shall be offered for a limited time period, not exceeding the term of this CAATS/ADRES Licence. In the event that the Seller should offer a replacement product, the conditions for using such product shall be subject to a separate agreement, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4                REVISION SERVICE

                 The Seller shall provide revision service for ADRES and/or CAATS during the term. The revision service shall be based on the revision service which the Seller provides for the applicable documentation in paper or film format. Temporary revisions shall be provided in digital format under the form of 3.5-inch floppy disk. The retrieval software for such temporary revisions shall be embodied on the CAATS and ADRES CD-ROM.

5                PERSONAL LICENCE

                 The CAATS/ADRES Licence is personal to the Buyer, non-transferable and non-exclusive. The Buyer shall not permit any third party to use ADRES and/or CAATS without prior written consent from the Seller.

6                INSTALLATION

                 The Seller shall provide the hardware recommendation on which CAATS and ADRES have been tested by the Seller. The Buyer shall be responsible for procuring such hardware or equivalent for installing ADRES and/or CAATS.

7                SUPPORT

                 In addition to the user guide supplied with ADRES and/or CAATS, familiarization and other assistance may be provided upon the Buyer's request at conditions to be mutually agreed.

8                PROPRIETARY RIGHTS

                 ADRES and/or CAATS are proprietary to the Seller and the copyright and all other proprietary rights in ADRES and/or CAATS are and shall remain the property of the Seller.

9                COPYRIGHT INDEMNITY

                 The Seller shall defend and indemnify the Buyer against any claim that the normal use of ADRES and/or CAATS infringes the intellectual property rights of any third party, provided that the Buyer:

9.1              immediately notifies the Seller of any such claim;

9.2              makes no admission or settlement of any claim;

9.3 allows the Seller to have sole control of all negotiations for its settlement;

9.4 gives the Seller all reasonable assistance in connection therewith. The Seller shall reimburse the Buyer reasonable expenses incurred, if any, in connection with such assistance.

10               CONFIDENTIALITY

                 ADRES and/or CAATS and their contents are designated as confidential. The Buyer undertakes not to disclose ADRES and/or CAATS or parts thereof to any third party without the prior written consent of the Seller. In so far as it is necessary to disclose aspects of ADRES and/or CAATS to the employees, such disclosure is permitted solely for the purpose for which ADRES and/or CAATS are supplied and only to those employees who need to know the same.

11               WARRANTY

11.1 The Seller warrants that the ADRES and CAATS are prepared in accordance with the state of art at the date of conception. Should the ADRES and/or CAATS be found to contain any non-conformity or defect, the Buyer shall notify the Seller promptly thereof and the sole and exclusive liability of the Seller under this CAATS/ADRES Licence shall be to correct the same in the next revision if practicable, at the Seller's expense.

11.2             WAIVER, RELEASE AND RENUNCIATION

                 THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS CAATS/ADRES LICENCE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ADRES AND/OR CAATS DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

                 (A)    ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;
                 (B) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;

                 (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED; AND

                 (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF.

                 SELLER SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ADRES AND/OR CAATS DELIVERED UNDER THIS AGREEMENT.


                             APPENDIX C TO CLAUSE 14

                   LICENCE FOR USE OF AIRBUS ON-LINE SERVICES
                                     (AOLS)

                      AOLS GENERAL CONDITIONS OF LICENSING

These Airbus On-Line Services (AOLS) General Conditions of Licensing ("the Conditions") shall apply to services provided by the Seller in relation with AOLS.

1.       DEFINITIONS

       In these Conditions:

       The " Access Procedure Kit"           means the information necessary for accessing the Database.

       The "Administrator"                   means the person appointed by the User Entity to be responsible for qualifying, suspending or canceling the qualification of an Authorized User, gathering identification information relative to such Authorized User, applying to the
                                             Certification-Service-Provider for the appropriate Certificate, providing the necessary access equipment as specified by the Seller, registering the Authorized User and the
                                             Authorized User related Certificate with the Seller and managing the Authorized Users.

       The "Authorized User"                 means a natural person who has been authorized by the Administrator of the User Entity to access the Database under these Conditions.

       The "Certificate"                     means an electronic record (file) that binds a Public Key to the identity of the owner of a Public -- Private Key pair and is signed by the Certification-Service-Provider.

       The "Certification-Service-           means an entity or a legal or natural person retained by the Seller, who issues
       Provider"                             Certificates and/or provides other services related to Electronic Signature.

       The "Data"                            means usual representation of a piece of information - whether collected or produced on any medium - so as to facilitate its processing on the Database.

       The "Database"                        means Data of the Seller organized in such a manner as to be used by computer programs forming distinct applications to facilitate electronic or telecommunication Data exchange and computer programs comprising the necessary electronic elements for the operation of the Database such as a Database index, viewing systems, and database services known as AOLS.

       The "Electronic Signature"            means data in electronic form which are attached to or logically associated with other electronic data and which serve as a method of authentication.

       The "Extracting"                      means temporary or permanent transfer of Data from a Database by any means or media.

       The "Multibase"                       means a set of databases, which compose the Database.

       The "On-Line Help"                    means on-line operating assistance and guidance information.

       The "Public key"                      means the public cryptographic key used for the purpose of verifying an Electronic
                                             Signature.

       The "Public Key Infrastructure"       means the system organizing the generation and distribution of keys and Certificates.

       The "Private Key"                     means the private cryptographic key used for the purpose of creating an Electronic
                                             Signature.

       The "Reader"                          means equipment to be acquired by the User Entity to be used with the Smartcard for authentication of the User Entity's Authorized Users.

       The "Smartcard"                       means a card supplied by the Seller, memorizing the User Entity's Authorized User's identity, personal password and Private Key for use with the Reader for authentication and security purposes.

       The "Substantial Extraction"          means permanent or temporary transfer of a substantial part of the Data from the
                                             Database by any means or media.

       The "Use"                             means viewing, Extracting, reviewing, printing, reproducing, on any media, of Data from the Database, under the conditions set forth in these Conditions.

       The "User Entity"                     means the Buyer.

       The "User Guide"                      means documentation, which may be in electronic format, designed to assist the
                                             Authorized User to use the Database.


2.     SCOPE

2.1 The Seller owns an original Database built from Data realized and collected by the Seller related to Airbus aircraft technical and commercial documentation and information, which is available via a set of services known as Airbus On-Line Services ("AOLS"). The different AOLS services may be accessed via Airbus On-Line Services website.

2.2 The Conditions define the terms and conditions under which the Seller grants the User Entity, who accepts, a personal, non-exclusive, non-assignable and non-transferable right to use Data from the AOLS Database for its own professional needs.

2.3 The User Entity represents to be competent to use and evaluate the AOLS services and represents further that the Database matches its professional needs. The User Entity also represents to have the adequate resources to administer its Authorized Users and to implement Electronic Signature technology.

3.     LICENCED RIGHTS

       The User Entity shall be granted, for Authorized Users only, a non-exclusive, personal, non-transferable, non-assignable right to access, use, extract, reproduce, print Data from the Database from the site(s) designated by the Seller for its own strictly professional needs for the duration of these Conditions.

       Such right shall extend to all Authorized Users of the User Entity on the basis of the level of service selected by the User Entity. The User Entity shall not, under any circumstances, carry out a Substantial Extraction of Data from the Database.

4.     CONFIGURATION

       The User Entity acknowledges that the Seller may not be held responsible for any consequences attached to the Seller's modification from time to time of its information system's configuration, including its operating system, and of any software used in connection with the Database.

5.     DATABASE CONDITIONS OF USE

5.1 The User Entity shall appoint one or several Administrators who shall be responsible for qualifying, suspending or canceling the qualification of Authorized Users, gathering identification information relative to such Authorized Users, applying to the Certification-Service-Provider for the appropriate Certificate, providing the necessary access equipment as specified by the Seller, registering the Authorized Users and the Authorized User related Certificates with the Seller and managing the Authorized Users.

       An Authorized User may access AOLS services by logging onto the Airbus On-Line Services website as specified by the Seller. Log on procedures set forth by the Seller and in the Access Procedure Kit made available to the User Entity require a Certificate issued by a Certification-Service-Provider, used with the Authorized User's Smartcard and a Reader for the Administrator.

5.2 The User Entity is only granted the right to use the AOLS Database services under the terms and conditions set forth herein. The Database shall only be used for the User Entity's own professional needs. The User Entity shall be solely responsible for the choice of the services it wishes to access.

       The User Entity is solely responsible for defining its own search strategy on the Database, for evaluating the appropriateness of the search results and for defining how to use the Data obtained from the Database.

       The User Entity shall take all reasonable steps necessary to prevent unauthorized access to the Database, the Data and to the documentation including the User Guide. Positive authentication of an Authorized User in the conditions set forth herein and as specified by the Seller shall bind the User Entity for each and every transaction performed by such Authorized User and the User Entity expressly waives any right to repudiate any transaction resulting from such Use.

       The User Entity shall comply with the security procedure as defined by the Seller.

6.     DATABASE AVAILABILITY

       The Database shall be available to the User Entity on a 24 hours a day/7 days a week basis. Notwithstanding the above, the Seller reserves the right to suspend temporarily the access to AOLS where such suspension is necessary for fixing security problems, performing maintenance services, updating and/or upgrading the Database. the Seller will inform the User Entity in due time before any scheduled suspension, except in case of security problems. In the case of such suspensions, the Seller shall use reasonable endeavours to limit the service down-time.

7.     EVIDENTIARY AGREEMENT

       The electronic logs produced by the Seller's information system shall be held as valid evidence of the communications, transactions and payments made between the Seller and the User Entity via reiterated, electronically communicated consent. the Seller will store such logs in a reasonably secure manner on its information system or any third party's system or medium.

       The Seller shall also ensure that such data contained on such logs are not altered or modified after their initial recording.

8.     ELECTRONIC SIGNATURE

       The use by the User Entity of the Certificates together with the Readers remains within the User Entity's sole control and shall attest:

       - authentication of the User Entity and the Authorized User;
       - authentication of the Data communicated by and/or to the User Entity and the Authorized User;
       - Electronic Signature of the User Entity and the Authorized User.

9.     CERTIFICATION

       The Seller will specify a Certification-Service-Provider, who will provide for certification of the Authorized Users.

       Such Certification-Service-Provider shall, upon the User Entity's application, issue one or several Certificates containing the identification of the Certification-Service-Provider and the country in which such Certificate was established, the identification of the User Entity and the Authorized User, the User Entity's and the Authorized User's Public Key corresponding to the User Entity's and the Authorized User's Private Key, the identity code of the Certificate, the Electronic Signature of the Certification-Service-Provider issuing the Certificate and possible limitations on the scope of use of the Certificate.

10.    INTELLECTUAL PROPERTY RIGHTS

10.1 The User Entity is hereby informed that the Database is owned by the Seller pursuant to French intellectual property laws. The User Entity shall not infringe directly or indirectly the Seller's ownership rights on the Database. The User Entity shall not deactivate the Database-integrated security system.

10.2 The User Entity is not authorized to make representations in any form whatsoever, to market or to promote the Database or any Data from the Database, whether gratuitously or for a consideration. The User Entity is not authorized to adapt, modify, alter, arrange or translate the Database for any reason. The User Entity is not authorized to create a new Database competing with the Seller's Database. The User Entity is not authorized to alter in any way the Database's architecture.

10.3 The User Entity shall inform members of its personnel, agents and representatives of the terms of the foregoing disposition as well as of the terms limiting the Database Use provided under these Conditions. The User Entity shall take all necessary steps to prevent unauthorized access to the Database. The User Entity shall maintain all copyright mentions appearing on the Database, Data and documentation including User Guide, on any media.

10.4 The foregoing does not operate any assignment of intellectual property rights to the User Entity but, rather, grants the User Entity rights to use the Database as provided under these Conditions.

10.5 User documentation, including User Guide and On-Line Help, is and shall remain the Seller's property. The User Entity is granted a right to use such documentation solely in connection with its Use of the Database.

11.    INTELLECTUAL PROPERTY RIGHTS INDEMNITY

       The Seller shall defend and indemnify the User Entity against any claim that the normal Use of the Database infringes the intellectual property rights of any third party, provided that the User Entity:

       - immediately notifies the Seller of any such claim;
       - makes no admission or settlement of any claim;
       - allows the Seller to have sole control over such claim;
       - gives the Seller all reasonable assistance in connection therewith.

12.    PRICE AND PAYMENT

         Licensing fees and payment terms are as specified by the Seller. In any event, the licensing fees will [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

13.      WARRANTY

13.1 The Seller warrants that the Database is prepared in accordance with the state of art at the date of conception. Should the Database be found to contain any non-conformity or defect, the User Entity shall notify the Seller promptly thereof and the sole and exclusive liability of the Seller under this Database License shall be to correct the same at its own expense.

13.2     The above warranty is subject to the following conditions:

13.2.1 By reason of (i) the diversity of the information sources, (ii) the information processing complexity, (iii) the difficulty to control sources by cross-checking, the User Entity shall use the Data with care.

13.2.2 The User Entity shall inform the Seller of any error or lack of Data it may become aware of during the performance of these Conditions. Data transmission occurs at the User Entity's own risks.

13.2.3 The User Entity shall be solely responsible for selecting and maintaining telecommunication lines, information system equipment and configuration, software, including browser, and software products enabling the User Entity to access the Airbus AOLS website.

13.2.4 The User Entity is aware of the limitations of the AOLS website, including in terms of the network's availability, speed or malfunction and that it shall in no event hold the Seller responsible for such shortcomings inherent to the network. Further, the User Entity shall ensure that any software, including proprietary software, which may interface with the relevant Database does not affect the Database access conditions.

13.2.5 The User Entity shall comply with its obligations related to the access and Use of the Database defined in these Conditions.

13.3     WAIVER, RELEASE AND RENUNCIATION

         THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE USER ENTITY SET FORTH IN THESE CONDITIONS ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE USER ENTITY HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE USER ENTITY AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN THE DATABASE MADE AVAILABLE UNDER THESE CONDITIONS INCLUDING BUT NOT LIMITED TO:

         (A)      ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;
         (B) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;
         (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED; AND
         (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF.

         THE SELLER SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN THE DATABASE MADE AVAILABLE UNDER THESE CONDITIONS.

14.      NON DISCLOSURE


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         The User Entity shall not disclose the Database or parts thereof and its contents to any third party without the prior written consent of the Seller.

15.      ADMINISTRATIVE AUTHORIZATIONS

         The Seller and the User Entity shall assist one another and co-operate in order to obtain and hold all necessary administrative authorizations for the performance of these Conditions.

16.      PERSONAL DATA PROTECTION

         The Seller and the User Entity shall register with the relevant authority or authorities any personal data files or personal data automated processing systems as provided under applicable local laws and shall inform each other of any information system evolution, which could affect such registration(s).

         The User Entity is hereby notified in accordance with article 27 of French law n(degree)78-17 of January 6, 1978, that the Seller will request personal data from the User Entity for accessing the Database. Failure to provide such data shall prevent access to the Database. Personal data will be used by the Seller, its members, affiliated companies and subcontractors for the sole purpose of connecting and accessing the Database by the User Entity and shall be kept strictly confidential. Such personal data are protected by the above mentioned law.

         Personal data may be accessed by the User Entity and, as the case may be, rectified in writing addressed to the Seller. The User Entity shall notify Authorized Users of their aforementioned rights and shall personally abide by applicable rules on personal data protection.

17.      EXCUSABLE DELAYS

17.1 The Seller shall not be responsible nor be deemed to be in default on account of delays in delivery or otherwise in the performance of these Conditions or any part thereof due to causes reasonably beyond the Seller 's or its subcontractors' control including but not limited to: natural disasters, fires, floods, explosions or earthquakes, epidemics or quarantine restrictions, serious accidents, total or constructive total loss, any act of the government of the country of the User Entity or the governments of the countries of the Seller or its subcontractors, war, insurrections or riots, failure of transportation, communications or services, strikes or labor troubles causing cessation, slow down or interruption of services, inability after due and timely diligence to procure materials, accessories, equipment or parts, failure of a subcontractor or vendor to furnish materials, accessories, equipment or parts due to causes reasonably beyond such subcontractor's or vendor's control or failure of the User Entity to comply with its obligations arising out of the present Conditions.

17.2 The Seller shall, as soon as practicable after becoming aware of any delay falling within the provisions of this Clause, notify the User Entity of such delay and of the probable extent thereof and shall, subject to the conditions as hereinafter provided and as soon as practicable after the removal of the cause or causes for delay, resume performance under these Conditions.

17.3 Should an event of force majeure last for a period extending beyond[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], these Conditions shall be automatically terminated, as a matter of right, unless otherwise agreed in writing, without compensation for either the Seller or the User Entity. Fees already paid for the current year shall be reimbursed by the Seller to the Buyer.

18.      TERMINATION

18.1 In the event of breach of an obligation set forth in these Conditions by either the Seller or the User Entity, which is not cured within 30 days from the date of receipt of a written notice notifying the breach, the non-breaching party shall be entitled to terminate these Conditions.

18.2 In the event of termination for any cause, the User Entity shall no longer have any right to use the Database. In addition, in case the Buyer is the breaching party, the Seller shall be entitled to retain any amount paid for the ongoing year.


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19.      GENERAL PROVISIONS

19.1     ASSIGNMENT

         These Conditions or part thereof may not be assigned to a third party without the prior consent of the other party except that the Seller may assign all or part of these Conditions to any the Seller member or affiliate company.

19.2     LAW
         These Conditions will be governed by the laws of France. All disputes arising in connection with these Conditions shall be submitted to the competent courts in Toulouse, France.

19.3     INVALIDITY

         In the event that any provision of these Conditions should for any reason be held ineffective, the remainder of these Conditions shall remain in full force and effect.

19.4     NOTICES

         All notices and requests required or authorized hereunder shall be given in writing either by registered mail (return receipt requested) or by fax at the addresses set forth below. In the case of any such notice or request being given by registered mail, the date upon which it is received by the addressee or, in the case of a fax, the date upon which the answerback is recorded by the sender's fax machine, shall be deemed to be the effective date of such notice or request.


15                SELLER REPRESENTATIVES

15.1              CUSTOMER SUPPORT MANAGER

                  The Seller shall assign one (1) customer support manager based at the Seller's main office to coordinate customer support matters between the Seller's main office and the Buyer after signature of this Agreement for as long as one (1) Aircraft is operated by the Buyer.

15.2              CUSTOMER SERVICES REPRESENTATIVES

15.2.1 The Seller shall provide free of charge the services of Seller customer services representatives ("SELLER'S REPRESENTATIVES") acting in an advisory capacity as defined in Appendix A of this Clause 15.

15.2.2 In the event of a need for non-routine technical assistance, the Buyer shall have non-exclusive access to the Seller's Representatives closest to the Buyer's main base after the end of the assignment of the Seller's Representatives referred to in Appendix A of this Clause 15. A list of the contacts for the Seller's Representatives closest to the Buyer's main base shall be provided to the Buyer.

15.2.3 The Seller shall cause similar services to be provided by competent representatives of the Propulsion System Manufacturer and by Supplier representatives when necessary and applicable.

15.2.4 The Seller shall provide to the Buyer an annual written accounting of the consumed man-months and any remaining man-month balance. Such accounting shall be deemed as final and acceptable to the Buyer unless the Seller receives written objection from the Buyer within thirty (30) days of receipt of such accounting.

15.2.5 If requested by the Buyer, Seller Representative services exceeding the allocation specified in Appendix A of this Clause 15 may be provided by the Seller subject to terms and conditions to be mutually agreed.

15.3              BUYER'S SERVICE

15.3.1 From the date of arrival of the first of the Seller's Representatives and for the duration of the assignment, the Buyer shall provide free of charge a suitable lockable office, conveniently

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                  located with respect to the Buyer's maintenance facilities, with complete office furniture including telephone and facsimile connections for the sole use of the Seller's Representatives, and with access to relevant office equipment.

15.3.2 Should the Buyer request any of the Seller's Representatives referred to in Clause 15.2 above, to travel on business to a city other than his usual place of assignment, the Buyer shall be responsible for reasonable related transportation costs and expenses.

15.3.3 The Buyer shall assist the Seller to obtain from the civil authorities of the Buyer's country those documents which are necessary to permit the Seller's Representatives to live and work in the Buyer's country.

15.3.4 The Buyer shall reimburse to the Seller charges, taxes, duties, imposts or levies of any kind whatsoever, imposed by authorities of the Buyer's country upon :

                  - the entry into or exit from the Buyer's country of the
                    Seller's Representatives and their families,

                  - the entry into or the exit from the Buyer's country of the
                    Seller's Representatives and their families' personal property,

15.4              WITHDRAWAL OF THE SELLER'S REPRESENTATIVES

                  The Seller shall have the right to withdraw at its cost its assigned Seller Representatives as it sees fit if conditions arise which are in the Seller's opinion dangerous to their safety or health or prevent them from fulfilling their contractual tasks.


15.5              SELLER'S REPRESENTATIVES' STATUS

                  In providing the above technical services, the Seller's Representatives and other employees are deemed to be acting in an advisory capacity only and at no time shall they be deemed to act as Buyer's employees or agents, either directly or indirectly.

15.6              INDEMNITIES



                  INDEMNIFICATION PROVISIONS APPLICABLE TO THIS CLAUSE 15 ARE SET FORTH IN CLAUSE 19.

                  SELLER REPRESENTATIVE ALLOCATION

                  The Seller Representative allocation that is provided to the Buyer pursuant to Clause 15.2 is defined hereunder.

       1 The Buyer shall be provided a total of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] man-months of Seller Representative services at the Buyer's main base or at other locations to be mutually agreed.

       2 In addition, and to assist the Buyer with the entry into service of the Aircraft, the Seller shall provide an additional [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of Seller Representatives services.

       3 The number of the Seller's Representatives assigned to the Buyer at any one time shall be mutually agreed, but at no time shall it exceed [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] men.

       4 Absence of an assigned Seller's Representative during normal statutory vacation periods not to exceed [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per year are covered by the Seller's Representatives as defined in Clause 15.2.2 and as such are accounted against the total allocation provided in item 1 above.

16                TRAINING AND TRAINING AIDS

16.1              GENERAL

                  This Clause covers the terms and conditions for the supply of training and training aids for the Buyer's personnel to support the Aircraft operation.

16.2              SCOPE

16.2.1 The range and quantities of training and training aids to be provided free of charge under this Agreement are covered in Appendix A to this Clause 16. 16.2.2 The contractual training courses shall be provided up to one (1) year after delivery of the last Aircraft ordered under this Agreement.

16.2.3 In the event that the Buyer should use none or only part of the training or training aids to be provided pursuant to this Clause, no compensation or credit of any sort shall be provided.

16.3              TRAINING ORGANIZATION / LOCATION

16.3.1 The Seller shall provide the training at its training center in BLAGNAC, FRANCE, or one of its affiliated training centers, acceptable to the Buyer.

16.3.2 In the event of the non-availability of facilities or scheduling imperatives making training by the Seller impractical, the Seller shall make arrangements for the provision to the Buyer of such training support elsewhere.

16.3.3 Upon the Buyer's request the Seller may also provide certain training at one of the Buyer's bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In this event, all additional reasonable charges listed in sub-Clause 16.6.2 shall be borne by the Buyer.

16.4              TRAINING COURSES

16.4.1 Training courses, as well as the minimum and maximum numbers of trainees per course provided for the Buyer's personnel are defined in the applicable brochure describing the various Seller's training courses ("the Seller's Training Course Catalog") and will be scheduled as mutually agreed upon during a training conference ("the Training Conference") to be held at least twelve (12) months prior to delivery of the first Aircraft.

16.4.2            When training is performed by the Seller:

                  (i) Training courses shall be the Seller's standard courses as described in the Seller's applicable Training Course Catalog valid at the time of the execution of the course. The Seller shall be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses;

                  (ii) The training curricula and the training equipment may not be fully customized. However, academic curricula may be modified to include the most significant of the Buyer's Aircraft Specification (to the exclusion of Buyer Furnished Equipment) as known at the latest six (6) months prior to the date of the first training course planned for the Buyer. The equipment used for training of flight and maintenance personnel shall not be fully customized; however, this equipment shall be configured in order to obtain the relevant Aviation Authority's approval and to support the Seller's teaching programs. Training data and documentation shall not be revised ;

                  (iii) Training data and documentation for trainees receiving the contractual training at the Seller's training centers shall be free-of-charge. Training data and documentation shall be marked "FOR TRAINING ONLY" and as such are supplied for the sole and express purpose of training ;

                  (iv) Upon the request of the Buyer, the Seller will collect and pack for consolidated shipment to the Buyer's facility, all training data and documentation of the

                            Buyer's trainees attending training at the Seller's training center in BLAGNAC, FRANCE at no charge to the Buyer ;

                           The above shipment shall be delivered Free Carrier ("FCA") Toulouse, Blagnac Airport, as the term Free Carrier ("FCA") is defined by publication N(degree)560 of the International Chamber of Commerce published in January 2000. Title to and risk of loss of said shipment shall pass to the Buyer upon delivery.

16.4.3 In the event of the Buyer deciding to cancel or re-schedule a training course, a minimum advance notice of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] calendar days shall be required. Any later cancellation or change, when courses cannot be allocated to other customers, shall be deducted from the training allowances defined herein or be charged to the Buyer, as applicable. The number of crews or trainee days which shall be deducted shall correspond to the actual number of crews or trainee days which had been originally planned.

16.4.4 In fulfillment of its obligation to provide training courses, when the Seller performs the training courses, the Seller shall deliver to the trainees a certificate of completion at the end of any such training course. The Seller's certificate does not represent authority or qualification by any official Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification.

                  In the event of the training being provided by a training provider selected by the Seller, the Seller shall cause such training provider to deliver a certificate of completion at the end of any such training course. Such certificate shall not represent authority or qualification by any official Aviation Authorities but may be presented to such officials in order to obtain relevant formal qualification

16.5              PREREQUISITES

16.5.1 Training will be conducted in English and all training aids are written in English using common aeronautical terminology. Trainees must have the prerequisite experience as defined in Appendix "B" to this Clause 16.

                  It is clearly understood that the Seller's training courses are "Transition Training Courses" and not "Ab Initio Training Courses".

                  Furthermore, the Buyer shall be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.5.2 The Buyer shall provide the Seller with an attendance list of the trainees for each course with the validated qualification of each trainee. The Seller reserves the right to check the trainees' proficiency and previous professional experience. The Seller shall in no case warrant or otherwise be held liable for any trainee's performance as a result of any training services thus provided.

16.5.3 Upon the Buyer's request, the Seller may be consulted to direct the above mentioned trainee(s) through a relevant entry level training program, which shall be at the Buyer's charge, and, if necessary, to coordinate with competent outside organizations for this purpose. Such consultation shall be held during the Training Conference.

                  In the event the Seller should determine that a trainee lacks the required entry level, such trainee shall, following consultation with the Buyer, be withdrawn from the program and shall then be considered to be at the Buyer's disposal.

16.6              LOGISTICS

16.6.1            TRAINEES

16.6.1.1 The Seller shall provide free local transportation by bus for the Buyer's trainees to and from designated pick up points and the Seller's or the Seller's affiliated training center.

16.6.1.2 Living expenses for the Buyer's trainees are to be borne by the Buyer.

16.6.2            SELLER'S INSTRUCTORS -- TRAINING AT EXTERNAL LOCATION

                  In the event that training is provided by the Seller's instructors at any location other than the Seller's training centers, the Buyer shall reimburse the Seller for the expenses as agreed during the Training Conference, related to the assignment of such instructors and their performance of the duties as aforesaid.

16.6.2.1          LIVING EXPENSES

                  Such expenses, covering the entire period from day of secondment to day of return to the Seller's base, shall include but shall not be limited to lodging, food and local transportation to and from the place of lodging and the training course location. The Buyer shall reimburse the Seller for such expenses as agreed during the Training Conference, on the basis of a per diem rate corresponding to the current per diem rate used by the Seller for its personnel.

16.6.2.2          AIR TRAVEL

                  The Buyer will provide the Seller tickets for the Seller's instructors in confirmed business class (if available) to and from the Buyer's designated training site and the Seller's training center.

16.6.2.3          TRAINING MATERIAL

                  The Buyer shall reimburse the Seller the cost of shipment for the training material needed to conduct such courses.

16.6.2.4          TRANSPORTATION SERVICES

                  The Buyer shall be solely liable for any and all delay in the performance of the training outside of the Seller's training centers associated with the transportation services described above.

16.6.3            TRAINING EQUIPMENT AVAILABILITY - TRAINING AT EXTERNAL
                  LOCATION

                  Training equipment necessary for course performance at any course location other than the Seller's training centers or the facilities of the training provider selected by the Seller shall be provided by the Buyer in accordance with the Seller's specifications.

16.7              FLIGHT OPERATIONS TRAINING

16.7.1            FLIGHT CREW TRAINING COURSE

16.7.1.1 The Seller shall perform a flight crew training course program (regular transition program or a cross crew qualification program as applicable) for the Buyer's flight crews, each of which shall consist of one captain (1) and one (1) first officer, as defined in Appendix A to this Clause 16. The training manual used shall be the Seller's Flight Crew Operating Manual. Upon Buyer's request, the Buyer documentation may be used, provided the content of such documentation is not in conflict with the Seller's Flight Crew Operating Manual.

                  The Buyer shall provide the Seller with an attendance list of trainees and return to the Seller the Airbus Trainee Questionnaire detailing the associated pilot background at the latest one (1) month before the start of the training course.

16.7.1.2 Whenever base flight training is required, the Buyer shall use its delivered Aircraft for said base flight training, which shall not exceed one (1) session of one and a half (1.5) hours per pilot. When such base flight crew training is performed at a designated site of the Seller, the Seller shall provide free-of-charge line maintenance, including servicing, preflight checks and changing of minor components, subject to conditions agreed in the present Agreement.

16.7.1.3 The Buyer shall provide mutually agreed spare parts as required to support said Aircraft in-flight training and shall provide insurance in line with Clause 16.12.

16.7.1.4 In all cases, the Buyer shall bear all expenses such as fuel, oil and landing fees.

16.7.2            FLIGHT CREW LINE INITIAL OPERATING EXPERIENCE

16.7.2.1 In order to assist the Buyer with initial operating experience after delivery of the first Aircraft, the Seller shall provide to the Buyer pilot instructor(s) as defined in Appendix A to this Clause 16.

16.7.2.2 The Buyer shall reimburse the expenses for each such instructor in accordance with Clause 16.6.2. Additional pilot instructors can be provided at the Buyer's expense and upon conditions to be mutually agreed upon.

16.7.3            CABIN ATTENDANTS' FAMILIARIZATION COURSE

                  The Seller shall provide cabin attendants' course(s) to the Buyer's cabin attendants, as defined in Appendix A to this Clause 16.

                  The cabin attendants' course, when incorporating the features of the Buyer's Aircraft, can be given at the earliest two (2) weeks before the delivery date of the Buyer's first Aircraft.

16.7.4            PERFORMANCE / OPERATIONS COURSE

                  The Seller shall provide performance/operations training for the Buyer's personnel as defined in Appendix A to this Clause 16.

                  The available courses are listed in the Seller's applicable Training Courses Catalog.

16.8              MAINTENANCE TRAINING

                  The Seller shall provide maintenance training for the Buyer's ground personnel as defined in Appendix A to this Clause 16.

                  The available courses are listed in the Seller's applicable Training Courses Catalog.

                  The Buyer shall provide the Seller with an attendance list of trainees at the latest one (1) month before the start of the training course.

16.8.1            ON-THE-JOB TRAINING

                  Upon the Buyer's request, the Seller may be consulted to identify competent outside organizations to provide on-the-job training, which shall be at the Buyer's charge.

16.8.2            LINE MAINTENANCE INITIAL OPERATING EXPERIENCE TRAINING

                  In order to assist the Buyer during the entry into service of the Aircraft, the Seller shall provide to the Buyer maintenance instructor(s) at the Buyer's base as defined in Appendix A to this Clause 16.

16.8.2.1 This line maintenance training shall cover training in handling and servicing of Aircraft, flight crew / maintenance coordination, use of Technical Data and Documentation, CAATS, ADRES, and any other activities which may be deemed necessary after delivery of the first Aircraft.

16.8.2.2 The Buyer shall reimburse the expenses for said instructor(s) in accordance with Clause 16.6.2. Additional maintenance instructors can be provided at the Buyer's expense.

16.9              SUPPLIER AND ENGINE MANUFACTURER TRAINING

                  The Seller shall ensure that major Suppliers and the applicable Propulsion System Manufacturer provide maintenance training and overhaul training on their products at appropriate times.

                  A list of the Suppliers concerned may be supplied to the Buyer upon request.

16.10             TRAINING AIDS FOR THE BUYER'S TRAINING ORGANIZATION

16.10.1 The Seller shall provide to the Buyer the AIRBUS COMPUTER BASED TRAINING (AIRBUS CBT) and training aids, as used in the Seller's training centers, free of charge as defined in Appendix A to this Clause 16.

                  The Airbus CBT and training aids supplied to the Buyer shall be similar to those used in the Seller's training centers for the training provided for the Buyer. The Airbus CBT shall be revised during the period when training courses covered by this Agreement are performed for the Buyer in the Seller's training center and within the limit defined in Clause 16.2.2.

16.10.2           DELIVERY

16.10.2.1 The Seller shall deliver to the Buyer the Airbus CBT and training aids as defined in Appendix A to this Clause 16, at a date to be mutually agreed during the Training Conference.

16.10.2.2 Those items supplied to the Buyer pursuant to Clause 16.10.1 above shall be delivered FCA Toulouse, Blagnac Airport. Title to and risk of loss of said items shall pass to the Buyer upon delivery.

16.10.2.3 All costs related to transportation and insurance of said items from the FCA point to the Buyer's facilities shall be at the Buyer's expense.

16.10.3           INSTALLATION

16.10.3.1 Upon the Buyer's request, the Seller may assist the Buyer with the initial installation of the Airbus CBT at the Buyer's facility following notification in writing that the various components, which are in accordance with specifications defined in the Airbus CBT Technical Catalog, are ready for installation and available at the Buyer's facility.

16.10.3.2 The Buyer shall provide any and all the necessary hardware on which the Airbus CBT shall be installed and Seller shall not be responsible for any incompatibility of such hardware with the Airbus CBT.

16.10.3.3 The Airbus CBT will be installed by the Buyer's personnel, who shall have followed the Seller's Airbus CBT Familiarization, and the Seller shall be held harmless from any damage to person and/or to property caused by or in any way connected with the handling and/or installation of the Airbus CBT by the Buyer's personnel.

16.10.3.4 The Buyer shall reimburse the expenses in accordance with Clause 16.6.2, for the Seller's personnel required at the Buyer's facility to conduct Airbus CBT Familiarization and/or provide installation assistance.

16.10.4           LICENSE

16.10.4.1 The Seller shall grant the Buyer a Licence to use the Airbus CBT, as defined in Appendix C to this Clause 16.

16.10.4.2 Supply of additional sets of courseware supports, as well as any extension to the Licence of such courseware, shall be subject to terms and conditions to be mutually agreed.

16.10.5 The Seller shall not be responsible and hereby disclaims any and all liabilities resulting from or in connection with the use by the Buyer of the Airbus CBT and training aids at the Buyer's facilities.

16.11             PROPRIETARY RIGHTS

                  The Seller's training data and documentation, Airbus CBT and training aids are proprietary to the Seller and its suppliers and the Buyer agrees not to disclose the content of the courseware or any information or documentation provided by the Seller in relation to training in whole or in part, to any third party without the prior written consent of the Seller.

16.12             INDEMNITIES AND INSURANCE

                  Indemnification provisions and insurance requirements applicable to this clause 16 are as set forth in Clause 19.

                            APPENDIX "A" TO CLAUSE 16

                               TRAINING ALLOWANCE

1.                FLIGHT OPERATIONS TRAINING

1.1 FLIGHT CREW TRAINING (REGULAR TRANSITION OR CROSS CREW QUALIFICATION (CCQ) AS APPLICABLE)

                  The Seller shall provide flight crew training (regular transition or CCQ as applicable) free of charge for [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Buyer's flight crews per firmly ordered Aircraft.

1.2               FLIGHT CREW LINE INITIAL OPERATING EXPERIENCE

                  The Seller shall provide to the Buyer pilot instructor(s) free of charge for a period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] pilot instructor months.

1.2.1 The maximum number of pilot instructors present at any one time shall be limited to two (2) pilot instructors.

1.3               CABIN ATTENDANTS' FAMILIARIZATION COURSE

                  The Seller shall provide to the Buyer cabin attendants' training free of charge for [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Buyer's cabin attendants.

1.4               PERFORMANCE / OPERATIONS COURSE(S)

1.4.1 The Seller shall provide to the Buyer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] trainee days of performance / operations training free of charge for the Buyer's personnel.
1.4.2 The above trainee days shall be used solely for the performance/operations training courses as defined in the Seller's applicable Training Course Catalog.

2                 MAINTENANCE TRAINING

2.1               MAINTENANCE TRAINING COURSES

2.1.1 The Seller shall provide to the Buyer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] trainee days of maintenance training free of charge for the Buyer's personnel.

2.1.2 The above trainee days shall be used solely for the Maintenance training courses as defined in the Seller's applicable Training Courses Catalog.
2.1.3 Notwithstanding the trainee days allowance in Clause 2.1.1 above, the number of Engine Run-up courses shall be limited to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per firmly ordered Aircraft.

2.2               LINE MAINTENANCE INITIAL OPERATING EXPERIENCE TRAINING

                  The Seller shall provide to the Buyer maintenance instructor(s) at the Buyer's base free of charge for periods weeks [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] each, up to the "A" check.

3                 TRAINEE DAYS ACCOUNTING

                  Trainee days are counted as follows:

                  - for instruction at the Seller's training centers :one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees at the beginning of the course shall be counted as the number of trainees considered to have taken the course.

                  - for instruction outside of the Seller's training centers : one (1) day of secondment of one (1) Seller instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days.

4                 TRAINING AIDS FOR BUYER'S TRAINING ORGANIZATION

                  The Seller shall provide to the Buyer [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Airbus CBT for workstation(s) as related to the Aircraft type(s) as covered by this Agreement. The detailed description of the Airbus CBT will be provided to the Buyer at the Training Conference.

                            APPENDIX "B" TO CLAUSE 16


                        MINIMUM RECOMMENDED QUALIFICATION

                      IN RELATION TO TRAINING REQUIREMENTS

         (Regular Transition Courses)

The prerequisites listed below are the minimum recommended requirements specified for Airbus training. If the appropriate regulatory agency or the specific airline policy of the trainee demand greater or additional requirements, they shall apply as prerequisites.

-                 CAPTAIN prerequisites


                  . Fluency in English
                  . 1500 hours minimum flying experience as pilot
                  . 1000 hours experience on FAR/JAR 25 aircraft
                  . 200 hours experience as airline, corporate pilot or military pilot
                  . Must have flown transport type aircraft, as flying pilot, within the last 12 months.

-                 FIRST OFFICER prerequisites


                  . Fluency in English
                  . 500 hours minimum flying experience as pilot of fixed wing aircraft
                  . 300 hours experience on FAR/JAR 25 aircraft
                  . 200 hours flying experience as airline pilot or a corporate pilot or military pilot
                  . Must have flown transport type aircraft, as flying pilot, within the last 12 months.

                  For both CAPTAIN and FIRST OFFICER, if one or several of the above criteria are not met, the trainee must follow:

                  (i) an adapted course (example : if not fluent in English, an adapted course with a translator) or,

                  (ii) an ELT (Entry Level Training) program before coming to the training center to follow the regular or the adapted course.

                  Such course(s), if required, shall be at the Buyer's expense.

-                 Maintenance Personnel prerequisites

                  .  Fluency in English
                  . Experience on first or second jet transport category aircraft

                  . Qualification as line or line and base mechanic on one type of Airbus aircraft family (for Aircraft Rigging Course).
                  . Qualification as line or line and base mechanic on the concerned Airbus aircraft type (for Maintenance Initial Operating Experience Course).

                             APPENDIX C TO CLAUSE 16

                LICENCE FOR USE OF AIRBUS COMPUTER BASED TRAINING
         LICENCE FOR USE OF AIRBUS COMPUTER BASED TRAINING (AIRBUS CBT)

1        DEFINITIONS

1.1 For the purpose of this Appendix C to Clause 16, the following definitions shall apply :

1.1.1 " AIRBUS CBT" means the combination of the Airbus CBT Software and the Airbus CBT Courseware.

1.1.2 " AIRBUS CBT COURSEWARE" means the programmed instructions that provide flight crew and maintenance training.

1.1.3 " AIRBUS CBT SOFTWARE" means the system software that permits the use of the Airbus CBT Courseware.

1.1.4 "STUDENT / INSTRUCTOR MODE" means the mode that allows the user to run the Airbus CBT Courseware.

1.1.5 " AIRBUS CBT FAMILIARIZATION " means the training enabling the Buyer to load and use the Airbus CBT.

1.1.6 "USER GUIDE" means the documentation, which may be in electronic format, designed to assist the Buyer to use the Airbus CBT.

1.2 For the purpose of clarification, it is hereby stated that all related hardware required for the operation of the Airbus CBT is not part of the Airbus CBT and shall be procured under the sole responsibility of the Buyer.

2        GRANT

         The Seller grants the Buyer the right, pursuant to the terms and conditions herein, to use the Airbus CBT for the Term of this licence ("AIRBUS CBT LICENCE").

3        COPIES

3.1 The Buyer shall be permitted to copy the Airbus CBT Software for back-up and archiving purposes and for loading of the Airbus CBT Software exclusively on the Buyer's workstations. In such cases, the Buyer shall advise the Seller in writing stating the number and purpose of any copies made. Any other copy is strictly prohibited.

3.2 The Buyer agrees to reproduce the copyright and other notices as they appear on or within the original media on any copies that the Buyer makes of the Airbus CBT Software.

4        TERM

         The rights under this Airbus CBT Licence shall be granted to the Buyer for as long as the Buyer operates the Seller's Aircraft model to which the Airbus CBT Software and the Airbus CBT Courseware apply. When the Buyer stops operating said Aircraft model, the Buyer shall return the Airbus CBT and any copies thereof to the Seller, accompanied by a note certifying that the Buyer has returned all existing copies.

5        PERSONAL ON-SITE LICENCE

5.1 The above described Licence is personal to the Buyer for use of the Airbus CBT for the training of the Buyer's personnel within the Buyer's premises only, and is non-transferable and non-exclusive.

5.2 The Buyer shall not (i) distribute or sub-licence any portion of the Airbus CBT, (ii) modify or prepare derivative works from the Airbus CBT Software, (iii) publicly display visual output of the Airbus CBT Software, (iv) transmit the Airbus CBT Software electronically by any means.


5.3 The Buyer shall use the Airbus CBT exclusively in the technical environment defined in the User Guide.

         Notwithstanding the above, the right to use the Airbus CBT on the Buyer's internal network installation is granted to the Buyer subject to the Buyer strictly complying with the conditions of use and the confidentiality commitments set forth in this Airbus CBT Licence.

6        CONDITIONS OF USE

6.1      USE OF THE AIRBUS CBT SOFTWARE

         The Buyer shall use the Airbus CBT Software for the exclusive purpose of, for the student delivery mode:

         (i) rostering students for one or several courses syllabi in order to follow students' progression,

         (ii) rearranging courses syllabi or creating new ones using available courseware modules.

                  However, the Seller disclaims any responsibility regarding any course(s) that may be modified or rearranged by the Buyer.

6.2      USE OF THE AIRBUS CBT COURSEWARE

         The Buyer shall use the Airbus CBT Courseware for the exclusive purpose of performing training instructions for its personnel, or for third party personnel contracted to perform work on the Buyer's Aircraft on behalf of the Buyer. Such training will be performed at the Buyer's facility or at a subcontractor's facility provided it is conducted by the Buyer's personnel.

7        PROPRIETARY RIGHTS AND NON DISCLOSURE

         The Airbus CBT Software and Airbus CBT Courseware, the copyrights and any and all other author rights, intellectual, commercial or industrial proprietary rights of whatever nature in the Airbus CBT Software and Airbus CBT Courseware are and shall remain with the Seller or its suppliers, as the case may be. The Airbus CBT Software and Airbus CBT Courseware and their contents are designated as confidential. The Buyer shall not take any commercial advantage by copy or presentation to third parties of the Airbus CBT Software, the documentation, the Airbus CBT Courseware, and/or any rearrangement, modification or copy thereof.

         The Buyer acknowledges the Seller's proprietary rights in the Airbus CBT and undertakes not to disclose the Airbus CBT Software or Airbus CBT Courseware or parts thereof or their contents to any third party without the prior written consent of Seller. Insofar as it is necessary to disclose aspects of the Airbus CBT Software and Airbus CBT Courseware to the Buyer's personnel, such disclosure is permitted only for the purpose for which the Airbus CBT Software and Airbus CBT Courseware are supplied to the Buyer under the present Airbus CBT Licence.

8        WARRANTY

8.1 The Seller warrants that the Airbus CBT is prepared in accordance with the state of art at the date of its conception. Should the Airbus CBT found to contain any non-conformity or defect, the Buyer shall notify the Seller promptly thereof and the sole and exclusive liability of the Seller under this Clause 8.1 of the Airbus CBT Licence shall be to correct the same at its own expense.

8.2 THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THE AIRBUS CBT LICENCE ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR

         DEFECT IN AIRBUS CBT DELIVERED UNDER THIS AGREEMENT INCLUDING BUT NOT LIMITED TO:

         (A)      ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;
         (B) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;
         (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED; AND
         (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF.

         THE SELLER SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN THE AIRBUS CBT DELIVERED UNDER THIS AGREEMENT.

17                EQUIPMENT SUPPLIER PRODUCT SUPPORT


17.1              EQUIPMENT SUPPLIER PRODUCT SUPPORT AGREEMENTS

17.1.1 The Seller has obtained enforceable and transferable product support agreements from Suppliers of Seller Furnished Equipment listed in the Specification.

17.1.2 These agreements are based on the "World Airlines Suppliers Guide" and include Supplier commitments as contained in the "Supplier Product Support Agreements" which include the following provisions :

17.1.2.1 Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts. Such technical data and manuals shall be prepared in accordance with the applicable provisions of ATA Specification 100 and 101 including revision service and be published in the English language. The Seller shall recommend that software data, where applicable, is supplied in the form of an appendix to the Component Maintenance Manual, such data will be provided in compliance with ATA Specification 102 up to level 3.

17.1.2.2 Warranties and guarantees including standard warranties. In addition, landing gear Suppliers shall provide service life policies for selected structural landing gear elements.

17.1.2.3 Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer's instructors, shop and line service personnel.

17.1.2.4 Spares data in compliance with ATA 200/2000 Specification, initial provisioning recommendations, spare parts and logistic service including routine and expedited deliveries.

17.1.2.5 Technical service to assist the Buyer with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.2              SUPPLIER COMPLIANCE

                  The Seller shall monitor Supplier compliance with support commitments defined in the "Supplier Product Support Agreements" and shall take all remedial action together with the Buyer if necessary.

18                BUYER FURNISHED EQUIPMENT

18.1              ADMINISTRATION

18.1.1 Without additional charge, the Seller shall provide for the installation of those items of equipment which are identified in the Specification as being furnished by the Buyer ("BUYER FURNISHED EQUIPMENT" or "BFE"), provided that they are referred to in the Airbus

                  BFE Catalog of Approved Suppliers by Products valid at time of selecting the concerned BFE. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                  The Seller shall advise the Buyer of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition including the description of the dimensions and weight of BFE, the information related to its certification and information necessary for the installation and operation thereof. The Buyer shall furnish such detailed description and information by the dates so specified. Such information, dimensions and weights shall not thereafter be revised unless authorised by a Specification Change Notice.

                  The Seller shall also furnish in due time but in any event prior to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] to the Buyer a schedule of dates and indication of shipping addresses for delivery of BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and delivery of the Aircraft in accordance with the delivery schedule. The Buyer shall provide such equipment by such dates in a serviceable condition, in order to allow performance of any assembly, test, or acceptance process in accordance with the industrial schedule.

                  The Buyer shall also provide, when requested by the Seller, at AIRBUS FRANCE S.A.S. works in TOULOUSE (FRANCE) and/or at AIRBUS DEUTSCHLAND GmbH, Division Hamburger Flugzeugbau Works in HAMBURG (FEDERAL REPUBLIC OF GERMANY) adequate field service including support from BFE suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.2 The Seller shall be entitled to refuse any item of BFE which it considers incompatible with the Specification, the above mentioned engineering definition or the certification requirements.

18.1.3 The BFE shall be imported into FRANCE or into the FEDERAL REPUBLIC OF GERMANY by the Buyer under a suspensive customs system ("Regime de l'entrepot industriel pour fabrication coordonnee" or "Zollverschluss") without application of any French or German tax or customs duty, and shall be Delivered Duty Unpaid (DDU) according to the Incoterms definition.

                  Shipping Addresses:

                  AIRBUS FRANCE S.A.S.
                  316 Route de Bayonne
                  31300 TOULOUSE
                  FRANCE

                  or
                  AIRBUS DEUTSCHLAND GmbH
                  Division Hamburger Flugzeugbau
                  Kreetslag 10
                  21129 HAMBURG
                  FEDERAL REPUBLIC OF GERMANY

                  as provided in Clause 18.1.

18.1.4 If the Buyer requests the Seller to supply directly certain items which are considered as BFE according to the Specification and if such request is notified to the Seller in due time in order not to affect the Scheduled Delivery Month of the Aircraft, the Seller may agree to order such items subject to the execution of a Specification Change Notice reflecting the effect on price, escalation adjustment, and any other conditions of the Agreement, provided however that such BFE is selected from the Airbus BFE Catalog of Approved Suppliers. In such a case the Seller shall be entitled to the payment of a reasonable handling charge and shall bear no liability in respect of delay and product support commitments for such items which shall be the subject of separate arrangements between the Buyer and the relevant supplier.

18.2              AVIATION AUTHORITIES' REQUIREMENTS

                  The Buyer is responsible for, at its expense, and warrants that BFE shall be manufactured by a qualified supplier, shall meet the requirements of the applicable Specification, shall comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, shall be approved by the Aviation Authorities delivering the Export Certificate of Airworthiness and by the Buyer's Aviation Authority for installation and use on the Aircraft at the time of Delivery of such Aircraft.

18.3              BUYER'S OBLIGATION AND SELLER'S REMEDIES

18.3.1 Any delay or failure in complying with the foregoing warranty or in providing the descriptive information or service representatives mentioned in Clause 18.1 or in furnishing the BFE in serviceable condition at the requested delivery date or in obtaining any required approval for such equipment under the above mentioned Aviation Authorities regulations may reasonably delay the performance of any act to be performed by the Seller, and cause the Final Price of the Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular the amount of the Seller's reasonable additional costs, attributable to such delay or failure such as storage, taxes, insurance and costs of out-of sequence installation.

18.3.2            Further, in any such event, the Seller may:

                  (i) select, purchase and install an equipment similar to the involved one and reasonably acceptable to the Buyer, in which event the Final Price of the affected Aircraft shall also be increased by the purchase price of such equipment plus reasonable costs and expenses incurred by the Seller for handling charges, transportation, insurance, packaging and if so required and not already provided for in the price of the Aircraft for adjustment and calibration; or

                  (ii) if the BFE shall be so delayed by more than [CONFIDENTIAL
                       MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], or unapproved within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] deliver the Aircraft without the installation of such equipment, notwithstanding the terms of Clause 7 insofar as it may otherwise have applied, and the Seller shall thereupon be relieved of all obligations to install such equipment. The Buyer may also elect to have the Aircraft so delivered.

18.4              TITLE AND RISK OF LOSS

                  Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE and excluding in particular loss of use) shall be with the Seller for as long as such BFE shall be under the care, custody and control of the Seller, including for the avoidance of doubt, periods during which the Seller either stores, transports inside the Manufacture Facilities, installs or tests the BFE.

                  In the event of a delay resulting from the loss or replacement of the BFE whilst in the care of the Seller , Clause 10 or 11 shall apply as the case may be.

19                INDEMNIFICATION AND INSURANCE

19.1 INDEMNITIES RELATING TO INSPECTION, TECHNICAL ACCEPTANCE PROCESS AND GROUND TRAINING

19.1.1 The Seller shall, except in case of Gross Negligence of the Buyer, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer, its directors, officers, agents and employees from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of loss of or damage to the Seller's property and/or injury to or death of the directors, officers, agents or employees of the Seller and/or from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) for any damages caused by the Seller to third parties, caused by or in any way connected with any ground check, technical acceptance flight, check or controls under Clause 6 or Clause 8 of this Agreement and/or Ground Training Services.

19.1.2 The Buyer shall, except in case of Gross Negligence of the Seller, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Seller, its subsidiaries and their respective insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of loss of or damage to the Buyer's property and/or injury to or death of the directors, officers, agents or employees of the Buyer and/or from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) for any damages caused by the Buyer to third parties, caused by or in any way connected with any ground check, technical acceptance flight, check or controls under Clause 6 or Clause 8 of this Agreement and/or Ground Training Services.

19.2              INDEMNITIES RELATING TO TRAINING ON AIRCRAFT

19.2.1 The Buyer shall, except in the case of Gross Negligence of the Seller, its directors, officers, agents and employees, be solely liable for and shall indemnify and hold harmless the Seller , its subsidiaries and their respective insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) incident thereto or incident to successfully establishing the right to indemnification, for injury to or death of any person (including any of the Buyer's directors, officers, agents and employees utilising such training services, but not directors, officers, agents and employees of the Seller) and/or for loss of or damage to any property and/or for loss of use thereof arising (including the aircraft on which the training services are performed), caused by or in any way connected to the performance of any Aircraft Training Services.

19.2.2 The foregoing indemnity shall not apply to legal liability to any person other than the Buyer, its directors, officers, agents or employees arising out of an accident caused primarily by a product defect in the Aircraft delivered to and accepted by the Buyer hereunder.

19.3              INDEMNITIES RELATING TO SELLER REPRESENTATIVES SERVICES

19.3.1 The Buyer shall, except in case of Gross Negligence of the Seller, and/or its subsidiaries, be solely liable for and shall indemnify and hold harmless the Seller , its subsidiaries and their respective insurers, from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) for all injuries to or death of persons (excepting injuries to or death of the Seller's Representatives) and for loss or damage to property and/or loss of use thereof howsoever arising out of or in connection with the Seller Representatives Services.

19.3.2 The Seller shall, except in case of Gross Negligence of the Buyer, and/or its subsidiaries, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer, and/or its subsidiaries, its directors, officers, agents and employees from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) for all injuries to or death of the Seller's Representatives in connection with the Sellers Representatives Services.

19.4              INSURANCES

19.4.1 The Buyer and the Seller shall maintain adequate insurance with respect to their respective undertakings pursuant to Clauses 19. and shall provide upon the request of the other party certificates of insurance in English attesting to such insurance coverage, in a form acceptable to the other parties insurance brokers.

19.4.2 For all training periods on aircraft, the Buyer shall cause the Seller, its subsidiaries, the associated contractors and sub-contractors and the assignees of each of the foregoing and their respective directors, officers, agents and employees and their respective insurers to be named as additional insureds under all liability policies of the Buyer to the extent of the Buyer's undertaking set forth in Clause 19.2.1. With respect to the Buyer's hull all risks and hull war risks insurances, the Buyer shall cause the insurers of the Buyer's hull insurance policies to waive all rights of subrogation against the Seller, its subsidiaries, the associated contractors and sub-contractors and the assignees of each of the foregoing and their respective directors, officers, agents and employees and their respective insurers, to the extent of the Buyer's undertaking set forth in Clause 19.2.1.

                  Any applicable deductible shall be borne by the Buyer. With respect to the above policies, the Buyer shall furnish to the Seller, not less than seven (7) working days prior to the start of any such training period, certificates of insurance, in English, evidencing the limit of liability cover and period of insurance in a form acceptable to the Seller from the Buyer's insurance brokers certifying that such policies have been endorsed as follows:

                  (i) The Buyer's policies shall be primary and non-contributory to any insurance maintained by the Seller.

                  (ii) Such insurance shall not become ineffective, cancelled, or coverage decreased or materially changed except on seven (7) days' prior written notice thereof to the Seller; and

                  (iii) Under any such cover, all rights of subrogation against the Seller, its subsidiaries, each of the associated contractors and subcontractors, the assignees of each of the foregoing and their respective directors, officers, agents and employees and their respective insurers, have been waived to the extent of the Buyer's undertaking and specifically referring to Clause 19.2.1.and to this Clause 19.4.2.

19.5              SELLER'S SUBSIDIARIES

                  For the purposes of this Clause 19, "the Seller and its subsidiaries" includes the Seller, its subsidiaries, Airbus S.A.S., Airbus Service Company, Hua-Ou Airbus - CASC Aviation Training Center, each of the associated contractors, and sub-contractors, the assignees of each of the foregoing, and their respective directors, officers, agents and employees.

19.6              NOTICE OF CLAIMS

                  If any claim is made or suit is brought against either party (or its respective directors, officers, agents or employees) for damages for which liability has been assumed by the other party in accordance with the provisions of this Agreement, the party against which a claim is so made or suit is so brought shall promptly give notice to the other party, and the latter shall (unless otherwise requested by the former party against which a claim is so made or suit is so brought, in which case the other party nevertheless shall have the right to) assume and conduct the defence thereof, or effect any settlement which it, in its opinion, deems proper.

20                TERMINATION

20.1              TERMINATION FOR INSOLVENCY

                  In the event that either the Seller or the Buyer:

                  (a) makes a general assignment for the benefit of creditors or becomes insolvent;

                  (b)    files a voluntary petition in bankruptcy;

                  (c) petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets;

                  (d) commences under the laws of any competent jurisdiction any proceeding involving its insolvency, bankruptcy, readjustment of debt, liquidation or any other similar proceeding for the relief of financially distressed debtors;

                  (e) becomes the object of any proceeding or action of the type described in (c) or (d) above and such proceeding or action remains undismissed or unstayed for a period of at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY

                         WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]; or

                  then the other party may, to the full extent permitted by law, by written notice, terminate all or part of this Agreement. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

20.2              TERMINATION FOR NON-PAYMENT OF PREDELIVERY PAYMENTS

                  If for any Aircraft the Buyer fails to make any Predelivery Payments within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the due date therefor, in the manner and in the amount specified in Clause 5.3 the Seller may [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] terminate all or part of this Agreement with respect to undelivered Aircraft [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

20.3              TERMINATION FOR FAILURE TO TAKE DELIVERY

                  If the Buyer fails to comply with its obligations as set forth under Clause 8 and/or Clause 9, or fails to pay the Final Price of the Aircraft, the Seller shall have the right to put the Buyer on notice to do so [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] If the Buyer has not cured such default [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the Seller may, by written notice, terminate all or part of this Agreement with respect to undelivered Aircraft.

                  All costs referred to in Clause 9.2.3 and relating to the period between the notified date of delivery (as referred to in Clause 9.2.3) and the date of termination of all or part of this Agreement shall be borne by the Buyer.

20.4              TERMINATION FOR DEFAULT UNDER OTHER AGREEMENTS

                  If the Buyer fails to perform or comply with any material obligation expressed to be assumed by it in any other agreement between Buyer and Seller or any of its asset management or financing affiliates and such failure is not remedied within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the Seller has given notice thereof to the Buyer, then the Seller may, by written notice, terminate all or part of this Agreement.

20.5              GENERAL

20.5.1 To the full extent permitted by law, the termination of all or part of this Agreement pursuant to Clauses 20.1, 20.2, 20.3 and 20.4 shall become effective immediately upon receipt by the relevant party of the notice of termination sent by the other party without it being necessary for either party to take any further action or to seek any consent from the other party or any court having jurisdiction.

20.5.2 The right for either party under Clause 20.1 and for the Seller under Clauses 20.2, 20.3, and 20.4 to terminate all or part of this Agreement shall be without prejudice to any other rights and remedies available to such party to seek termination of all or part of this Agreement before any court having jurisdiction pursuant to any failure by the other party to perform its obligations under this Agreement.

20.5.3 If the party taking the initiative of terminating this Agreement decides to terminate part of it only, the notice sent to the other party shall specify those provisions of this Agreement which shall be terminated.

20.5.4 In the event of termination of this Agreement following a default from the Buyer, including but not limited to a default under Clauses 20.1, 20.2, 20.3 and 20.4, the Seller without prejudice to any other rights and remedies available under this Agreement or by law, shall retain an amount equal to all predelivery payments, deposits, option fees and any other monies paid by the Buyer to the Seller under this Agreement and corresponding to the Aircraft, services, data and other items covered by such termination.

21                ASSIGNMENTS AND TRANSFERS

21.1              ASSIGNMENTS BY BUYER AND SELLER

                  Except as hereinafter provided, neither party may sell, assign, novate or transfer its rights and obligations under this Agreement to any person without the prior written consent of the other party, which shall not unreasonably be withheld.

21.1.1            ASSIGNMENTS FOR PREDELIVERY FINANCING
                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

21.1.2            ASSIGNMENTS FOR DELIVERY FINANCING
                  [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

21.2              TRANSFER OF RIGHTS AND OBLIGATIONS UPON REORGANISATION

                  If at any time until the date upon which all the obligations and liabilities of the Seller or the Buyer under this Agreement have been discharged, the legal structure, the membership or the business of either party is reorganised or the legal form of either party is changed ("the Affected Party") and as a consequence thereof the Affected Party wishes the other party to accept the substitution of the Affected Party by another entity within the Affected Party's restructured group (or the Affected Party in its new legal form) ("NEWCO") as contemplated below, such Affected Party shall promptly notify the other party of its wish.

                  In such event, the Affected Party may request the other party to enter into a novation agreement and/or other agreement having the same effect whereby the Affected Party's rights and obligations under this Agreement are novated or transferred in favour of Newco. Upon receipt of such request, the other party shall enter into a novation agreement and/or other appropriate documentation provided that the other party's rights and obligations under this Agreement are not materially adversely affected by such novation/transfer.

                  Until any such novation agreement/other appropriate documentation has come into effect, this Agreement shall remain in full force and effect, and each party shall act diligently and in good faith to implement the novation agreement/appropriate existence.

21.3              NO INCREASE OF LIABILITY

                  The consent of either party to the assignment of the other party's rights and/or obligations under this Agreement will be subject to such party not incurring any liability beyond that in this Agreement and that such assignment shall not adversely affect such party's obligation under this Agreement.

22                MISCELLANEOUS PROVISIONS

22.1              DATA RETRIEVAL

                  The Buyer shall provide the Seller with mutually agreed data (including format and frequency of that data) pertaining to the operation of the Aircraft to assist the Seller in making efficient and coordinated survey of all reliability, maintainability, operational and cost data with a view to improving the safety, availability and operational costs of the Aircraft. This data shall be treated as confidential by the Seller. [CONFIDENTIAL MATERIAL OMITTED AND FILED

                  SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

22.2              NOTICES

                  All notices and requests required or authorised hereunder shall be given in writing either by personal delivery to an authorised representative of the party to whom the same is given or by registered mail (return receipt requested) or by fax and the date upon which any such notice or request is so personally delivered or if such notice or request is served facsimile, the date of despatch with confirmed transmission report stating the correct facsimile number and number of pages and that such transmission is "OK" or equivalent, shall be deemed to be the effective date of such notice or request (provided always that in the case of a notice or request served by facsimile that if the time of despatch is not within normal business hours on a business day in the country of the addressee the effective date of such notice or request shall be deemed to be the next such business day.

                  Seller's address for notices is:

                  AIRBUS GIE
                  Attn. To V. P. Contracts
                  1 Rond-Point Maurice Bellonte
                  31707 Blagnac Cedex
                  France
                  Fax (33) 561 93 49 81

                  Buyer's address for notices is:

                  Corporate Fleet Development
                  KLM Royal Dutch Airlines
                  Amsterdamseweg 55,
                  1182 GP Amstelveen
                  the Netherlands
                  Fax (31) 20 6488322

                  or such other address or such other person as the party receiving the notice or request may reasonably designate from time to time.

22.3              WAIVER

                  The failure of either party to enforce at any time any of the provisions of this Agreement, or to exercise any right herein provided, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof or the right of the other party thereafter to enforce each and every such provision. The express waiver (whether made one (1) or several times) by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4              LAW AND JURISDICTION

22.4.1 This Agreement shall be governed by and construed in accordance with the laws of England.

22.4.2 Any dispute arising out of or in connection with this Agreement shall be within the exclusive jurisdiction of the Courts of England.

22.5              CONTRACTS (RIGHTS OF THIRD PARTIES) ACT 1999

                  The parties do not intend that any term of this Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Agreement. Subject only to the terms of Clause 21 (Assignments and transfers) of this Agreement, the parties may rescind, vary, waive, release, assign, novate or otherwise dispose of all or any of their respective rights or obligations under this Agreement without the consent of any person who is not a party to this Agreement.

22.6              INTERNATIONAL SUPPLY CONTRACT

                  The Buyer and the Seller recognise that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein.

                  The Buyer and the Seller hereby also agree that the United Nations Convention on Contracts for the International Sale of Goods will not apply to this transaction.

22.7              SEVERABILITY

                  In the event that any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law which renders any provision of this Agreement prohibited or unenforceable in any respect.

22.8              ALTERATIONS TO CONTRACT

                  This Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

22.9              LANGUAGE

                  All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

                  This Agreement has been executed in two (2) original copies which are in English, and may be executed in counterparts.

22.10             CONFIDENTIALITY

                  This Agreement including any Exhibits or other documents related hereto shall be treated by both parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to professional advisors for the purpose of implementation hereof. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party hereto.

IN WITNESS WHEREOF this Agreement was entered into the day and year first above written.

For and on behalf of                           For and on behalf of

KLM ROYAL DUTCH AIRLINES                       AIRBUS GIE


Name:    _______________________               Name:    _______________________



Title:   _______________________               Title:   _______________________



                                    EXHIBIT A

                                  SPECIFICATION

     The A330-200 Standard Specification is contained in a separate folder.

                                    EXHIBIT B

                                     FORM OF

                           SPECIFICATION CHANGE NOTICE


Exhibit C1
Airframe price formula

1.1              Basic Price

                 The Airframe Basic Price quoted in Clause 3.1 is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

1.2              Base Period

                 The Airframe Basic Price has been established in accordance with the average economic conditions prevailing in December 1999, January 2000, February 2000 and corresponding to a theoretical delivery in January 2001 as defined by "ECIb" and "ICb" index values indicated hereafter.

                  "ECIb" and "ICb" index values indicated hereof shall not be subject to any revision.

1.3              Indexes

                 Labor Index : "Employment Cost Index for Workers in Aerospace manufacturing" (Aircraft manufacturing, standard industrial classification code SIC 3721, wages and salaries, base month and year June 1989 = 100), as released by the US Department of Labor, Bureau of Labor Statistics, on a quarterly basis, hereinafter referred to as "ECI SIC 3721W".
                 The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

                 Material Index : "Industrial commodities" (hereinafter referred to as "IC") as published in "Producer Price Indexes" (Table 6. Producer price indexes and percent changes for commodity groupings and individual items). (Base Year 1982 = 100).

1.4              Revision Formula

                 Pn          =      (Pb + F)(0.75 ECIn/ECIb + 0.25 ICn/ICb)

                 Where       :

                 Pn          :      Airframe Basic Price as revised as of the
                                    Delivery Date of the Aircraft
                 Pb          :      Airframe Basic Price at economic conditions
                                    December 1999, January 2000, February 2000
                                    averaged (January 2001 delivery conditions)
                 F           :      (0.005 x N x Pb)
                                    where N = the calendar year of delivery of
                                    the Aircraft minus 2001
                 ECIn        :      the arithmetic average of the latest
                                    published values of the ECI SIC 3721W-Index
                                    available at the Delivery Date of the
                                    Aircraft for the 11th, 12th and 13th month
                                    prior to the month of Aircraft Delivery
                 ECIb        :      ECI SIC 3721W-Index for December 1999,
                                    January 2000, February 2000 averaged
                                    (= 145.4)
                 ICn         :      the arithmetic average of the latest
                                    published values of the IC-Index available
                                    at the Delivery Date of the Aircraft for the
                                    11th, 12th and 13th month prior to the month
                                    of Aircraft Delivery
                 ICb         :      IC-Index for December 1999, January 2000,
                                    February 2000 averaged (= 130.3)

1.5              General Provisions

1.5.1            Roundings

                 The Labor Index average and the Material Index average shall be computed to the first decimal. If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

                 Each quotient shall be rounded to the nearest ten-thousandth (4 decimals). If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.

                 The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

                 The final price shall be rounded to the nearest whole number (0.5 or more rounded to 1).

1.5.2             Substitution of Indexes for Airframe Price Revision Formula

                  If;

                  (i) the United States Department of Labor substantially revises the methodology of calculation of the Labor Index or the Material Index as used in the Airframe Price Revision Formula, or

                  (ii) the United States Department of Labor discontinues, either temporarily or permanently, such Labor Index or such Material Index, or

                  (iii) the data samples used to calculate such Labor Index or such Material Index are substantially changed;

                  the Seller shall select a substitute index for inclusion in the Airframe Price Revision Formula (the "Substitute Index").

                  The Substitute Index shall reflect as closely as possible the actual variance of the Labor Costs or of the material costs used in the calculation of the original Labor Index or Material Index as the case may be.

                  As a result of the selection of the Substitute Index, the Seller shall make an appropriate adjustment to the Airframe Price Revision Formula to combine the successive utilisation of the original Labor Index or Material Index (as the case may be) and of the Substitute Index.

1.5.3            Final Index Values

                 The Index values as defined in Clause 1.4 above shall be considered final and no further adjustment to the basic prices as revised at delivery of the Aircraft shall be made after Aircraft delivery for any subsequent changes in the published Index values.

Exhibit C part 2
PW formula

1                REFERENCE PRICE OF THE PROPULSION SYSTEMS


                 The Reference Price of a set of two (2) PRATT AND WHITNEY PW 4168A Propulsion Systems is:

                 US Dollars [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                 This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2                REFERENCE PERIOD

                 The above Reference Price has been established in accordance with the economic conditions prevailing in December 2000 as defined, according to PRATT AND WHITNEY by the HEb, ICb index values indicated in Clause 4 of this Exhibit C.

3                INDEXES

                 Labor Index : "Aircraft engines and engine parts" Standard Industrial Classification 3724 - Average hourly earnings (hereinafter referred to as "HE" SIC 3724) as published in "Employment and Earnings" (Establishment Data-Hours and Earnings not seasonally adjusted Table B-15. Average hours and earnings of production or nonsupervisory workers on private nonfarm payrolls by detailed industry).

                 Material Index : "Industrial Commodities" (hereinafter referred to as "IC") as published in "PPI Dretailed report" (found in Table 6. "Producer price indexes and percent changes for commodity groupings and individual items not seasonnally adjusted" or such other names that may be from time to time used for the publication title and/or table). (Base Year 1982 =
                 100).

4                REVISION FORMULA

                 Pn  =  (Pb+F) x [(0.75 x (HEn/HEb)) + (0.25 x (ICn/ICb))]

                 Where       :

                 Pn          :      revised Reference Price at Aircraft Delivery
                 Pb          :      Reference Price at economic conditions
                                    December 2000
                 F           :      (0.005 x N x Pb)
                                    where N = the calendar year of Delivery of
                                    the Aircraft minus 2001
                 HEn         :      AHEsic3724-Index for the sixth (6th) month
                                    prior to the month of Aircraft Delivery
                 HEb         :      AHEsic3724-Index for December 2000 (=20.33)
                 ICn         :      IC-Index for the sixth (6th) month prior to
                                    the month of Aircraft Delivery
                 ICb         :      IC-Index for December 2000 (=138.5)

5.               GENERAL PROVISIONS

5.1              Roundings

                 (i) Each quotient, (HEn/Heb) and (ICn/Icb), shall be calculated to the nearest ten-thousandth (4 decimals).

                 (ii) The final factor shall be rounded to the nearest ten-thousandth (4 decimals).

                 If the next succeeding place is five (5) or more the preceding decimal place shall be raised to the nearest higher figure.

                 After final computation Pn shall be rounded to the nearest whole number (0.5 rounds to 1).

5.2              Final Index Values

                 The revised Reference Price at the date of Aircraft Delivery shall be the final price and shall not be subject to any further adjustments in the indexes.

                 If no final index values are available for any of the applicable months, the then published preliminary figures shall be the basis on which the Revised Reference Price shall be computed.

5.3              Interruption of Index Publication

                 If the US Department of Labor substantially revises the methodology of calculation or discontinues any of the indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by the PRATT AND WHITNEY, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

                 Appropriate revision of the formula shall be made to accomplish this result.

5.4              Annulment of Formula

                 Should the above escalation provisions become null and void by action of the US Government, the price shall be adjusted due to increases in the costs of labor and material which have occurred from the period represented by the applicable Reference Price Indexes to the sixth (6th) month prior to the scheduled Aircraft Delivery.

5.5              Limitation

                 Should the revised Reference Price be lower than the Reference Price, the final price shall be computed with the Reference Price.

Exhibit C part 2
PART 2                      ROLLS ROYCE REVISION FORMULA

1                REFERENCE PRICE OF THE PROPULSION SYSTEMS


                 The Reference Price of a set of two (2) ROLLS ROYCE RB 211 TRENT 772B Propulsion Systems is :

                 US Dollars [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                 This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics, and in accordance with the provisions hereof.

2                REFERENCE PERIOD

                 The above Reference Price has been established in accordance with the average economic conditions prevailing in December 1999, January 2000 , February 2000 , as defined, according to ROLLS ROYCE, by the ECIb, MMPb, EPb index values indicated in Paragraph 4 of this Exhibit C.

3                INDEXES

                 Labor Index : "Employment Cost Index for Workers in Aerospace manufacturing" hereinafter referred to as "ECI SIC 3721W", quarterly published by the US Department of Labor, Bureau of Labor Statistics, in "NEWS", and found in :Table 6 , "WAGES and SALARIES (not seasonally adjusted): Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group" ,or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, standard industrial classification code SIC 3721, base month and year June 1989 = 100.)

                 The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

                 Material Index : "Metals and metal products" Code 10 (hereinafter referred to as "MMP") as published in "PPI Dretailed report" (found in Table 6. "Producer price indexes and percent changes for commodity groupings and individual items not seasonnally adjusted " or such other names that may be from time to time used for the publication title and/or table) . (Base Year 1982 = 100).

                 Energy Index : "Fuels and related products and power" Code 5, (hereinafter referred to as "EP") as published in "PPI Dretailed report" (found in Table 6. "Producer price indexes and percent changes for commodity groupings and individual items not seasonnally adjusted " or such other names that may be from time to time used for the publication title and/or table) . (Base Year 1982 = 100).

4                 REVISION FORMULA

                  Pn=(Pb + F) x (0.60x ECIn/ECIb + 0.30x MMPn/MMPb + 0.10x EPn/EPb)

                  where      :

                  F          :      (0.005 x N x Pb) where N is the calendar
                                    year of Aircraft delivery minus 2001
                  Pn         :      Revised Reference Price of a set of two
                                    Propulsion Systems at Aircraft delivery
                  Pb         :      Reference Price at averaged economic
                                    conditions December 1999, January 2000,
                                    February 2000.
                  ECIn       :      ECI3721W Index for 13th, 12th, 11th months
                                    averaged prior to the month of Aircraft
                                    delivery
                  ECIb       :      ECI3721W Index for December 1999, January
                                    2000, February 2000(=145.40)
                  MMPn       :      MMP-Index for the 13th, 12th, 11th months
                                    averaged prior to the month of Aircraft
                                    delivery
                  MMPb       :      MMP-Index for December 1999, January 2000,
                                    February 2000(=128.13)
                  EPn        :      EP-Index for the 13th, 12th, 11th months
                                    averaged prior to the month of Aircraft
                                    delivery
                  EPb        :      EP-Index for December 1999, January 2000,
                                    February 2000(=89.50)

5                 GENERAL PROVISIONS

5.1               Roundings

                  The Labor and Material Index averages shall be computed to the second decimal place.

                  Each factor (0.60x ECIn/ECIb, 0.30XMMPn/MMPb, 0.10XEPn/EPb) shall be calculated to the nearest ten-thousandth (4 decimals).

                  If the next succeeding place is five (5) or more the preceding decimal shall be raised to the next higher figure.

                  After final computation Pn shall be rounded to the nearest whole number (0.5 or more rounded to 1).

5.2               Final Index Values

                  The revised Reference Price at the date of Aircraft delivery shall not be subject to any further adjustments in the indexes.

5.3               Interruption of Index Publication

                  If the US Department of Labor substantially revises the methodology of calculation or discontinues any of these indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by ROLLS ROYCE, such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

                  Appropriate revision of the formula shall be made to accomplish this result.

5.4               Annulment of Formula

                  Should the above escalation provisions become null and void by action of the British Government, the Price shall be adjusted due to increases in the costs of labor, material and fuel which have occurred from the period represented by the applicable Reference Price Indexes to the twelfth (12th) month prior to the scheduled month of Aircraft delivery.

Exhibit C part 2
PART 2           GENERAL ELECTRIC REVISION FORMULA

1                 REFERENCE PRICE OF THE ENGINES

                  The Reference Price of GENERAL ELECTRIC CF6-80E1A3 Propulsion Systems is:

                  US Dollars [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

                  This Reference Price is subject to adjustment for changes in economic conditions as measured by data obtained from the US Department of Labor, Bureau of Labor Statistics and in accordance with the provisions of Paragraphs 4 and 5 of this Exhibit C.

2                 REFERENCE PERIOD

                  The above Reference Price has been established in accordance with the economical conditions prevailing for a theoretical delivery in January 2002 as defined by GENERAL ELECTRIC by the Reference Composite Price Index (CPIb) of 148.84

3                 INDEXES

                  Labor Index : "Employment Cost Index for Workers in Aerospace manufacturing" hereinafter referred to as "ECI SIC 3721W", quarterly published by the US Department of Labor, Bureau of Labor Statistics, in "NEWS", and found in Table 6 , "WAGES and SALARIES (not seasonally adjusted) : Employment Cost Indexes for Wages and Salaries for private industry workers by industry and occupational group" ,or such other name that may be from time to time used for the publication title and/or table, (Aircraft manufacturing, standard industrial classification code SIC 3721, base month and year June 1989 = 100.) The quarterly value released for a certain month (March, June, September and December) shall be the one deemed to apply for the two preceding months.

                  Material Index : "Industrial Commodities" (hereinafter referred to as "IC") as published in "PPI Dretailed report" (found in Table 6. "Producer price indexes and percent changes for commodity groupings and individual items not seasonnally adjusted " or such other names that may be from time to time used for the publication title and/or table) . (Base Year 1982 = 100).

4                 REVISION FORMULA

                  Pn          :      ( Pb +F) x CPIn/148.84

                  where       :

                  Pn          :      revised Reference Price at Aircraft
                                     delivery.
                  Pb          :      Reference Price at delivery conditions
                                     January 2002
                  F           :      (0.005 x N x Pb)
                                     where N = the calendar year of delivery of
                                     the Aircraft minus 2002
                  CPIn        :      the Composite Price Index (CPI) applicable
                                     for the month of aircraft delivery. This
                                     Composite Price Index is composed as
                                     follows :
                                     CPIn=  0.65 x ECIn + 0.35 x ICn
                  where       :
                  ECIn        :      The arithmetic average  of the
                                     ECIsic3721W-Index available at the delivery
                                     date of the Aircraft
                                     for the 11th,12th and 13th month prior to
                                     the month of Aircraft delivery.
                  ICn         :      The arithmetic average of the IC-Index
                                     available at the delivery date of the
                                     Aircraft for the 11th, 12th and 13th month prior to the month of Aircraft delivery

5                 GENERAL PROVISIONS

5.1               Roundings

                  (i) The Material index average (ICn) shall be rounded to the nearest second decimal place and the labor index average (ECIn) shall be rounded to the nearest first decimal place.

                  (ii) CPIn shall be rounded to the nearest second decimal place.

                  (iii) The final factor (CPIn/148.84) shall be rounded to the nearest third decimal place.

                  If the next succeeding place is five (5) or more, the preceding decimal place shall be raised to the next higher figure.
                  After final computation Pn shall be rounded to the nearest whole number (0.5 rounds to 1).

5.2               Final Index Values
                  The revised Reference Price at the date of Aircraft delivery shall not be subject to any further adjustments in the indexes.

5.3               Interruption of Index Publication

                  If the US Department of Labor substantially revises the methodology of calculation or discontinues any to these indexes referred to hereabove, the Seller shall reflect the substitute for the revised or discontinued index selected by GENERAL ELECTRIC , such substitute index to lead in application to the same adjustment result, insofar as possible, as would have been achieved by continuing the use of the original index as it may have fluctuated had it not been revised or discontinued.

                  Appropriate revision of the formula shall be made to accomplish this result.

5.4               Annulment of Formula

                  Should the above escalation provisions become null and void by action of the US Government, the Reference Price shall be adjusted due to increases in the costs of labor, and material which have occurred from the period represented by the applicable Reference Composite Price Index to the twelfth
                  (12th) month prior to the scheduled month of Aircraft delivery.

5.5               Limitations

                  SHOULD THE RATIO CPIN/148.84 BE LOWER THAN 1.000 , PN WILL BE EQUAL TO PB+F

Exhibit D

                            CERTIFICATE OF ACCEPTANCE

In accordance with the terms of the A[   ] purchase agreement dated [   ] and
made between [Airline] and AIRBUS G.I.E., as amended (the "PURCHASE AGREEMENT"),
the acceptance tests relating to the A[   ] aircraft, Manufacturer's Serial
Number: [   ], Registration Number: [   ] (the "AIRCRAFT"), have taken place at
[Airbus France S.A.S] or [Airbus Deutschland GmbH] Works on the [   ] day of
[   ].

In view of said tests having been carried out with satisfactory results, [Airline] hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement.

Said acceptance does not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby waived.

The [    ] day of [        ]

[Airline]

By:

Its:

Exhibit E
                                  BILL OF SALE

Know all men by these presents that Airbus G.I.E. ("AIRBUS"), a "Groupement d'Interet Economique" created pursuant to the Ordonnance N(degree) 67-821 of the 23rd September 1967 of the French Republic and whose address is 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE, is the owner of the title to the following airframe (the "AIRFRAME"), the attached engines as specified (the "ENGINES") and all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature, excluding buyer furnished equipment, incorporated therein, installed thereon or attached thereto on the date hereof (the "PARTS"):

MANUFACTURER OF AIRFRAME:                   MANUFACTURER OF ENGINES:

AIRBUS G.I.E.                               [        ]

MODEL:   [        ]                         MODEL:   [        ]

MANUFACTURER'S                              SERIAL NUMBERS:   LH :     [       ]

SERIAL NUMBER:    [        ]                RH :    [        ]

REGISTRATION LETTERS:      [        ]


The Airframe, Engines and Parts are hereafter together referred to as the aircraft (the "AIRCRAFT").

AIRBUS does this [   ] day of [   ] sell, transfer and deliver all of its above
described rights, title and interest to the Aircraft to the following company and to its successors and assigns forever, said Aircraft to be the property thereof:

                                 [Name of Buyer]

AIRBUS hereby warrants to the Buyer, its successors and assigns that it has on the date hereof good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there is hereby conveyed to the Buyer on the date hereof good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others.

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by
its duly authorized representative this ______ day of [   ]

AIRBUS "Groupement d'Interet Economique"

By:

Title:

Signature

                                    EXHIBIT F

                               SERVICE LIFE POLICY

                           ITEMS OF PRIMARY STRUCTURE

                           SELLER SERVICE LIFE POLICY

1 The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

2                 WINGS - CENTER AND OUTER WING BOX (LEFT AND RIGHT)

2.1               WING STRUCTURE

2.1.1             Spars

2.1.2             Ribs and stringers inside the wing box

2.1.3             Upper and lower wing skin panels of the wing box

2.2               FITTINGS

2.2.1 Support structure and attachment fittings for the flap structure

2.2.2             Support structure and attachment fitting for the engine pylons

2.2.3 Support structure and attachment fitting for the main landing gear

2.2.4 Support structure and attachment fitting for the center wing box

2.3               AUXILIARY SUPPORT STRUCTURE

2.3.1             For the slats:

2.3.1.1           Ribs supporting the track rollers on wing box structure

2.3.1.2           Ribs supporting the actuators on wing box structure

2.3.2             For the ailerons:

2.3.2.1           Hinge brackets and ribs on wing box rear spar or shroud box

2.3.2.2           Actuator fittings on wing box rear spar or shroud box

2.3.3             For airbrakes, spoilers, lift dumpers:

2.3.3.1           Hinge brackets and ribs on wing box rear spar or shroud box

2.3.3.2           Actuator fittings on wing box rear spar or shroud box

2.4               PYLON

2.4.1             For the Pylon Main Structural Box

2.4.1.1           Spars

2.4.1.2           Ribs

2.4.1.3           Skin, doublers and stiffeners

2.4.1.4           Support structure and attachment fitting for engine supports

3                 FUSELAGE

3.1               FUSELAGE STRUCTURE

3.1.1             Fore and aft bulkheads

3.1.2 Pressurized floors and bulkheads surrounding the main and nose gear wheel well and center wing box

3.1.3 Skins with doublers, stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4 Window and windscreen attachment structure but excluding transparencies

3.1.5             Passenger and cargo doors internal structure

3.1.6 Sills, excluding scuff plates, and upper beams surrounding passenger and cargo door apertures

3.1.7 Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails

3.1.8             Keel beam structure

3.2               FITTINGS

3.2.1             Landing gear support structure and attachment fitting

3.2.2 Support structure and attachment fittings for the vertical and horizontal stabilizers

3.2.3             Support structure and attachment fitting for the APU

4                 STABILIZERS

4.1               HORIZONTAL STABILIZER MAIN STRUCTURAL BOX

4.1.1             Spars

4.1.2             Ribs

4.1.3             Upper and lower skins and stringers

4.1.4 Support structure and attachment fitting to fuselage and trim screw actuator

4.1.5             Elevator support structure

4.1.5.1           Hinge bracket

4.1.5.2           Servocontrol attachment brackets

4.2               VERTICAL STABILIZER MAIN STRUCTURAL BOX

4.2.1             Spars

4.2.2             Ribs

4.2.3             Skins and stringers

4.2.4             Support structure and attachment fitting to fuselage

4.2.5             Rudder support structure

4.2.5.1           Hinge brackets

4.2.5.2           Servocontrol attachment brackets

5                 EXCLUSIONS

                  Bearing and roller assemblies, bearing surfaces, bushings, fittings other than those listed above, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.

                                    EXHIBIT G

                              TECHNICAL DATA INDEX

                              TECHNICAL DATA INDEX

The following index identifies the Technical Data provided in support of the Aircraft. The explanation of the table is as follows:

NOMENCLATURE                             Self-explanatory.


ABBREVIATED DESIGNATION (Abbr)           Self-explanatory.


FORM

OL-A ON-LINE through Airbus On-Line Services: Advanced Consultation and Navigation System

OL-P              ON-LINE through Airbus On-Line Services: in PDF -- Portable
                  Document Format

CD-A              CD-ROM: Advanced Consultation and Navigation System

CD-P              CD-ROM: in PDF -- Portable Document Format

D                 DISKETTE (Floppy Disk)

DD                DIGITAL DATA. Stands generally for SGML format on CD-ROM.

F                 MICROFILM. Refers to 16mm roll film in 3M type cartridges.

FC                MICROFILM. Refers to 70 mm film on microfiches.

P1                PRINTED ONE SIDE. Refers to manuals in paper with print on one
                  (1) side of the sheets only.

P2 PRINTED BOTH SIDES. Refers to manuals with print on both sides of the sheets.

TYPE       C      CUSTOMIZED. Refers to manuals that are applicable to an
                  individual Airbus customer/operator fleet or aircraft.

           G GENERIC. Refers to manuals that are for all aircraft types/models/series.

           E ENVELOPE. Refers to manuals that are applicable to a whole group of Airbus customers for a specific aircraft type/model/series.

           P PRELIMINARY. Refers to preliminary data or manuals which may consist of either:

                  -   one-time issue not maintained by revision service, or

                  - preliminary issues maintained by revision service until final manual or data delivery, or

                  - supply of best available data under final format with progressive completion through revision service.

ATA Manuals established essentially in accordance with ATA specification 2200 (iSpec 2200). Information Standards for Aviation Maintenance.

QUANTITY (Qty)    Self-explanatory.


DELIVERY (Deliv) Delivery refers to scheduled delivery dates and is expressed in either the number of corresponding days prior to first Aircraft delivery, or nil (0) corresponding to the first delivery day.

                  The number of days indicated shall be rounded up to the next regular revision release date.

                   NOMENCLATURE                      ABBR     FORM   TYPE   ATA    QTY   DELIV                          COMMENTS
           OPERATIONAL MANUALS AND DATA
           ----------------------------              ----     ----   ----   ---    ---   -----                          --------
Flight Crew Operating Manual


Flight Manual
Master Minimum Equipment List

Quick Reference Handbook
Trim Sheet

Weight and Balance Manual
Performance Engineer's Programs

Performance Programs Manual

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]



                   NOMENCLATURE                      ABBR     FORM   TYPE   ATA    QTY   DELIV                          COMMENTS
           OPERATIONAL MANUALS AND DATA
           ----------------------------              ----     ----   ----   ---    ---   -----                          --------
Aircraft Maintenance Manual


Aircraft Schematics Manual

Aircraft Wiring Lists

Aircraft Wiring Manual

                   NOMENCLATURE                      ABBR     FORM   TYPE   ATA    QTY   DELIV                          COMMENTS
           OPERATIONAL MANUALS AND DATA
           ----------------------------              ----     ----   ----   ---    ---   -----                          --------

Component Location Manual
Consumable Material List
Duct Repair Manual
Electrical Load Analysis
Electrical Standard Practices Manual

Electrical Standard Practices booklet
Fuel Pipe Repair Manual
Illustrated Parts Catalog (Airframe)/Additional
Cross Reference Table

 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]
Note: All above mentioned manuals except ESP will be in addition available on line (OL-P)

                   NOMENCLATURE                      ABBR     FORM   TYPE   ATA    QTY   DELIV                          COMMENTS
        MAINTENANCE AND ASSOCIATED MANUALS
        ----------------------------------           ----     ----   ----   ---    ---   -----                          --------
Illustrated Parts Catalog (Power Plant)
Maintenance Facility Planning
Maintenance Planning Document
Maintenance Review Board
Support Equipment Summary
Tool and Equipment Bulletins
Tool and Equipment Drawings
Tool and Equipment Index
Illustrated Tool and Equipment Manual
Technical Publications Combined Index
Trouble Shooting Manual

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Note: All above mentioned manuals except MRB will be in addition available on line (OL-P)

                   NOMENCLATURE                      ABBR     FORM   TYPE   ATA    QTY   DELIV                          COMMENTS
                STRUCTURAL MANUALS
        ----------------------------------           ----     ----   ----   ---    ---   -----                          --------
Nondestructive Testing Manual
Nacelle Structural Repair Manual

Structural Repair Manual

 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]
Note: All above mentioned manuals will be in addition available on line (OL-P)

                   NOMENCLATURE                      ABBR     FORM   TYPE   ATA    QTY   DELIV                          COMMENTS
                  OVERHAUL DATA
        ----------------------------------           ----     ----   ----   ---    ---   -----                          --------
Component Documentation Status
Component Evolution List
Component Maintenance Manual --
Manufacturer

Component Maintenance Manual -- Vendor

Cable Fabrication Manual

 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]
Note: All above mentioned manuals except CDS and CMMV will be in addition available on line (OL-P)

                   NOMENCLATURE                      ABBR     FORM   TYPE   ATA    QTY   DELIV                          COMMENTS
              ENGINEERING DOCUMENTS
        ----------------------------------           ----     ----   ----   ---    ---   -----                          --------
Installation and Assembly Drawings
Process and Material Specification

Parts Usage (Effectively)
Schedule (Drawing Nomenclature)
Standards Manual


[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Note: PMS and SM will be in addition available on line (OL-P)


                   NOMENCLATURE                      ABBR     FORM   TYPE   ATA    QTY   DELIV                          COMMENTS
            MISCELLANEOUS PUBLICATIONS
        ----------------------------------           ----     ----   ----   ---    ---   -----                          --------
Airplane Characteristics for Airport
Planning ATA Breakdown Index
CADETS (Technical Publications Training)
Aircraft Recovery Manual
Crash Crew Chart
Cargo Loading System Manual
List of Applicable Publications
List of Radioactive and Hazardous Elements
Livestock Transportation Manual
Service Bulletins
Service Information Letters

 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]
Note: all above mentioned manuals except CCC and LAP will be in addition available online (OL-P)


                   NOMENCLATURE                      ABBR     FORM   TYPE   ATA    QTY   DELIV                          COMMENTS
            MISCELLANEOUS PUBLICATIONS
        ----------------------------------           ----     ----   ----   ---    ---   -----                          --------
Supplier Product Support Agreements 2000
Transportability Manual
Vendor Information Manual

Vendor Information Manual GSE

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Note: all above mentioned manuals will be in addition available on line (OL-P)

Exhibit H


                                   EXHIBIT "H"

                                    MATERIEL

                               SUPPLY AND SERVICES
1              GENERAL

1.1 This Exhibit defines the terms and conditions for the materiel support services offered by the Seller to the Buyer in the following areas:

                  -        Initial provisioning of data and materiel
                  -        Replenishment of materiel
                  -        Lease of certain Seller Parts

1.1.1 Capitalized terms used herein and not otherwise defined in this Exhibit "H" shall have the same meanings assigned thereto in the Agreement.

1.1.2 References made to Clauses or sub-Clauses shall refer to Clauses or sub-Clauses of this Exhibit "H" unless otherwise specified.

1.2            SCOPE OF MATERIEL SUPPORT

               Materiel is classified into the following categories (hereinafter referred to as "MATERIEL"):

               (i) Seller Parts (Seller's proprietary Materiel bearing an official part number of the Seller or Materiel for which the Seller has the exclusive sales rights);

               (ii) Supplier Parts classified as Repairable Line Maintenance Parts in accordance with SPEC 2000;

               (iii) Supplier Parts classified as Expendable Line Maintenance Parts in accordance with SPEC 2000;

               (iv)        Ground Support Equipment and Specific (To Type)
                           Tools.

1.2.1 Certain Seller Parts listed in Appendix A of Clause 6 are available for lease by the Seller to the Buyer.

1.2.2 The Materiel support to be provided hereunder by the Seller covers items classified as Materiel in sub-Clauses 1.2 (i) thru
               (iv) both for initial provisioning as described in Clause 2 ("INITIAL PROVISIONING") and for replenishment as described in Clause 3.

               Repairable Line Maintenance Parts as specified in sub-Clauses 1.2
               (i) and 1.2 (ii) above having less than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] flight-hours are considered as new for invoicing purposes. In such a case, the conditions and flight hours of these parts will be indicated and the acceptance of such parts shall be mutually agreed upon. Such acceptance may require the Seller to provide the Buyer on request with additional data related to the condition of the parts.

1.2.3 Propulsion Systems, nacelles, quick engine change kit and thrust reverser accessories and parts, including associated parts, are not covered under this Exhibit "H" and shall be subject to direct agreements between the Buyer and the relevant Propulsion System Manufacturer. The Seller shall use its reasonable efforts to assist the Buyer in case of any difficulties with availability of Propulsion Systems and associated spare parts.

1.2.4 During a period commencing on the date hereof and continuing for as long as at least five (5) aircraft of (each of) the model(s) covered under this Agreement are operated in commercial air transport service ("TERM"), the Seller shall maintain or have maintained such stock of Seller Parts as is deemed reasonable by the Seller and shall furnish at reasonable prices Seller Parts adequate to meet the Buyer's needs for maintenance of the Aircraft.

               The Seller shall ensure that a similar service is available from all Suppliers of parts which are originally installed on the Aircraft and not manufactured by the Seller.

1.3            MATERIEL SUPPORT CENTRE AND CENTRAL STORE

1.3.1 The Seller has established its materiel support centre in HAMBURG, FEDERAL REPUBLIC OF GERMANY ("MATERIEL SUPPORT Centre") and shall maintain or cause to be maintained during the Term a central store of Seller Parts.

1.3.2 The Materiel Support Centre is operated twenty-four (24) hours/day and seven (7) days/week.

1.3.3 On a case by case basis, the Seller reserves the right to effect deliveries from distribution centres other than Materiel Support Centre or from any designated production or Suppliers' facilities.

               For efficient and convenient deliveries, the Seller and its affiliate companies operate regional satellite stores.

1.4            AGREEMENTS OF THE BUYER

1.4.1 The Buyer agrees to purchase from the Seller the Seller Parts required for the Buyer's own needs during the Term, provided that the provisions of this Clause 1.4 shall not in any way prevent the Buyer from resorting to the Seller Parts stocks of other operators using the same Aircraft or from purchasing Seller Parts from said operators or from distributors, provided said Seller Parts have been designed and manufactured by the Seller.

1.4.2 The Buyer may manufacture or have manufactured for its own use without paying any license fee to the Seller, or may purchase from other sources, parts equivalent to Seller Parts :

1.4.2.1 after expiration of the Term if at such time the Seller Parts are out of stock,

1.4.2.2 at any time, to the extent Seller Parts are needed to effect aircraft on ground ("AOG") repairs upon any Aircraft delivered under the Agreement and are not available from the Seller within a lead time shorter than or equal to the time in which the Buyer can procure such Seller Parts, and provided the Buyer shall not sell such Seller Parts,

1.4.2.3 in the event that the Seller fails to fulfil its obligations with respect to any Seller Parts pursuant to Clause 1.2 within a reasonable time after written notice thereof from the Buyer,

1.4.2.4 in those instances where a Seller Part is identified as "Local Manufacture" in the Illustrated Parts Catalog (IPC).

1.4.3 The rights granted to the Buyer in Clause 1.4.2 shall not in any way be construed as a license, nor shall they in any way obligate the Buyer to the payment of any license fee or royalty, nor shall they in any way be construed to affect the rights of third parties.

2              INITIAL PROVISIONING

2.1            INITIAL PROVISIONING PERIOD

               The INITIAL PROVISIONING PERIOD is defined as the period up to and expiring on the ninetieth (90th) day after delivery of the last Aircraft subject to firm order under the Agreement.

2.2            PRE-PROVISIONING MEETING

2.2.1 The Seller shall organize a pre-provisioning meeting ("PRE-PROVISIONING MEETING") at its Materiel Support Centre for the purpose of formulating an acceptable schedule and working procedure to accomplish the initial provisioning of Materiel.

2.2.2 The date of the meeting shall be mutually agreed upon, allowing a minimum preparation time of eight (8) weeks for the Initial Provisioning Conference referred to in Clause 2.4 below.

2.3            INITIAL PROVISIONING TRAINING

               Upon the request of the Buyer, the Seller shall provide free of charge Initial Provisioning training for a reasonable number of the Buyer's provisioning and purchasing personnel. The following areas shall be covered:

               (i) The Seller during the Pre-Provisioning Meeting shall familiarize the Buyer with the provisioning documents.

               (ii) The technical function as well as the necessary technical and commercial Initial Provisioning Data shall be explained during the Initial Provisioning Conference.

               (iii) A familiarization with the Seller's purchase order administration system shall be conducted during the Initial Provisioning Conference.

2.4            INITIAL PROVISIONING CONFERENCE

               The Seller shall organize an Initial Provisioning conference ("INITIAL PROVISIONING CONFERENCE") at the Materiel Support Centre, including participation of major Suppliers as agreed upon during the Pre-Provisioning Meeting.

               Such conference shall not take place earlier than eight (8) weeks after Manufacturer Serial Number allocation, Buyer Furnished Equipment selection or Customer Definition Freeze, whichever is the latest.

2.5            SELLER-SUPPLIED DATA

               The Seller shall prepare and supply to the Buyer the following data.

2.5.1          INITIAL PROVISIONING DATA

               Initial Provisioning data elements generally in accordance with SPEC 2000, Chapter 1, ("INITIAL PROVISIONING DATA") shall be supplied by the Seller to the Buyer in a form, format and a time-scale to be mutually agreed upon during the Pre-Provisioning Meeting.

2.5.1.1 Revision service shall be provided every ninety (90) days, up to the end of the Initial Provisioning Period.

2.5.1.2 In any event, the Seller shall ensure that Initial Provisioning Data is released to the Buyer in due time to give the Buyer sufficient time to perform any necessary evaluation and allow the on-time delivery of any ordered Materiel.

2.5.2          SUPPLEMENTARY DATA

               The Seller shall provide the Buyer with supplementary data to the Initial Provisioning Data, including Local Manufacture Tables (X-File) and Ground Support Equipment and Specific (To-Type) Tools (W-File) in accordance with SPEC 2000, Chapter 1.

2.5.3          DATA FOR STANDARD HARDWARE

               The Initial Provisioning Data provided to the Buyer shall include data for hardware and standard materiel.

2.6            SUPPLIER-SUPPLIED DATA

2.6.1          GENERAL

               The Seller shall obtain from Suppliers agreements to prepare and issue for their own products as per Clause 1.2 (ii) repair/overhaul Initial Provisioning Data in the English language, for those components for which the Buyer has elected to receive data.

               Said data (initial issue and revisions) shall be transmitted to the Buyer through the Suppliers and/or the Seller.

               In any event, the Seller shall exert its reasonable efforts to supply such Data to the Buyer in due time to give the Buyer sufficient time to perform any necessary evaluation and allow on-time deliveries.

2.6.2          INITIAL PROVISIONING DATA

               Initial Provisioning Data elements for Supplier Parts as per sub-Clause 1.2 (ii) generally in accordance with SPEC 2000, Chapter 1, shall be furnished as mutually agreed upon during a Pre-Provisioning Meeting with revision service assured up to the end of the Initial Provisioning period.

2.7            INITIAL PROVISIONING DATA COMPLIANCE

2.7.1 Initial Provisioning Data generated by the Seller and supplied to the Buyer shall comply with the latest configuration of the Aircraft to which such data relate as known three (3) months before the date of issue. Said data shall enable the Buyer to order Materiel conforming to its Aircraft as required for maintenance and overhaul.

               This provision shall not cover:

               -       Buyer modifications not known to the Seller,
               -       modifications not agreed to by the Seller.

2.8            COMMERCIAL OFFER

2.8.1 At the end of the Initial Provisioning Conference, the Seller shall, at the Buyer's request, submit a commercial offer for all Materiel as defined in Clauses 1.2 (i) thru 1.2 (iv) mutually agreed as being Initial Provisioning based on the Seller's sales prices valid at the time of finalization of the Initial Provisioning Conference. This commercial offer shall be valid for a period to be mutually agreed upon, irrespective of any price changes for Seller Parts during this period, except for significant error and/or price alterations due to part number changes and/or Supplier price changes.

2.8.2 During the Initial Provisioning Period the Seller shall supply Materiel, as defined in Clause 1.2 and ordered from the Seller, which shall be in conformity with the configuration standard of the concerned Aircraft and with the Initial Provisioning Data transmitted by the Seller.

2.8.3 The Seller shall in addition use its reasonable efforts to cause Suppliers to provide a similar service for their items.

2.9            DELIVERY OF INITIAL PROVISIONING MATERIEL

2.9.1 In order to support the operation of the Aircraft, the Seller shall deliver Materiel ordered during the Initial Provisioning Period against the Buyer's orders and according to a mutually agreed schedule. Provided the Buyer's orders have been placed within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after receipt of the Seller's provisioning data and not later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] before delivery of the corresponding Aircraft, one hundred percent (100 %) of the ordered quantity of each item, including line station items, shall be delivered [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after delivery of the last Aircraft. If said one hundred percent (100 %) cannot be accomplished, the Seller shall have such items available at its facilities for Seller Parts as per sub-Clause
               1.2 (i) or at its Suppliers' facilities for parts as per sub-Clauses 1.2 (ii) thru 1.2 (iv) for immediate supply in case of an AOG.

2.9.2 The above agreed delivery schedule applies only to that portion of the quantity ordered that is recommended for the number of Aircraft operated during the twelve (12) months that follow first Aircraft delivery.

2.9.3 The Buyer may, subject to the Seller's agreement, cancel or modify Initial Provisioning orders placed with the Seller, with no cancellation charge, not later than the quoted lead-time before scheduled delivery of said Materiel.

2.9.4 In the event of the Buyer canceling or modifying (without any liability of the Seller for the cancellation or modification) any orders for Materiel outside the time limits defined in Clause 2.9.3, the Buyer shall reimburse the Seller for any costs incurred in connection therewith.

2.9.5 All transportation costs for the return of Materiel under this Clause 2, including any insurance, customs and duties applicable or other related expenditures, shall be borne by the Buyer.

2.10           INITIAL PROVISIONING DATA FOR EXERCISED OPTIONS

2.10.1 All Aircraft for which the Buyer exercises its option shall be included into the revision of the provisioning data that is issued after execution of the relevant amendment to the Agreement if such revision is not scheduled to be issued within four (4) weeks from the date of execution. If the execution date does not allow four (4) weeks preparation time for the Seller, the concerned Aircraft shall be included in the subsequent revision as may be mutually agreed upon.

2.10.2 The Seller shall, from the date of execution of the relevant amendment to the Agreement until three (3) months after delivery of each Aircraft, submit to the Buyer details of particular Supplier components being installed on each Aircraft, with recommendations regarding order quantity. A list of such components shall be supplied at the time of the provisioning data revision as specified above.

2.10.3 The data concerning Materiel shall at the time of each Aircraft delivery at least cover such Aircraft's technical configuration as it existed six (6) months prior to Aircraft delivery and shall be updated to reflect the final status of the concerned Aircraft once manufactured. Such update shall be included in the data revisions issued three (3) months after delivery of such Aircraft.

3              REPLENISHMENT AND DELIVERY

3.1            GENERAL

               Buyer's purchase orders are administered in accordance with SPEC 2000, Chapter 3.

               For the purpose of clarification it is expressly stated that the provisions of Clause 3.2 do not apply to Initial Provisioning Data and Materiel as described in Clause 2.

3.2            LEAD TIMES

               In general, lead times are in accordance with the provisions of the "World Airlines and Suppliers' Guide" (Latest Edition).

3.2.1 Seller Parts as per sub-Clause 1.2 (i) listed in the Seller's Spare Parts Price List can be dispatched within the lead times defined in the Spare Parts Price List.

               Lead times for Seller Parts, which are not published in the Seller's Spare Parts Price List, are quoted upon request.

3.2.2 Materiel of sub-Clauses 1.2 (ii) thru 1.2 (iv) can be dispatched within the Supplier's lead-time augmented by the Seller's own order and delivery processing time.

3.2.3          EXPEDITE SERVICE

               The Seller shall provide a twenty-four (24) hours-a-day, seven
               (7) days-a-week expedite service to provide for the supply of the relevant Seller Parts available in the Seller's stock, workshops and assembly line including long lead time spare parts, to the international airport nearest to the location of such part ("EXPEDITE SERVICE").

3.2.3.1 The Expedite Service is operated in accordance with the "World Airlines and Suppliers' Guide", and the Seller shall notify the Buyer of the action taken to satisfy the expedite within:

               -        four (4) hours after receipt of an AOG Order,

               - twenty-four (24) hours after receipt of a Critical Order (imminent AOG or work stoppage),

               - seven (7) days after receipt of an Expedite Order from the Buyer.

3.2.3.2 The Seller shall deliver Seller Parts requested on an Expedite basis against normal orders placed by the Buyer, or upon telephone or telex requests by the Buyer's representatives. Such telephone or telex requests shall be confirmed by subsequent Buyer's orders for such Seller Parts within a reasonable time.

3.3            DELIVERY STATUS

               The Seller shall report to the Buyer the status of supplies against orders on a monthly basis.

3.4            EXCUSABLE DELAY

               Clause 10.1 of the Agreement shall apply to the Materiel support.

3.5            SHORTAGES, OVERSHIPMENTS, NON-CONFORMITY IN ORDERS

3.5.1 The Buyer shall immediately and not later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after receipt of Materiel delivered pursuant to a purchase order advise the Seller:

               a) of any alleged shortages or overshipments with respect to such order,

               b) of all non-conformities to specification of parts in such order subjected to inspections by the Buyer.

               In the event of the Buyer not having advised the Seller of any such alleged shortages, overshipments or non-conformity within the above defined period, the Buyer shall be deemed to have accepted the deliveries.

3.5.2 In the event of the Buyer reporting overshipments or non-conformity to the specifications within the period defined in Clause 3.5.1 the Seller shall, if the Seller accepts such overshipment or non-conformity, either replace the concerned Materiel or credit the Buyer for the returned Materiel. In such case, transportation costs shall be borne by the Seller.

               The Buyer shall endeavor to minimize such costs.

3.6            PACKAGING

               All Materiel shall be packaged in accordance with ATA 300 Specification, Category III for consumable/expendable materiel and Category II for rotables. Category I containers shall be used if requested by the Buyer and the difference between Category I and Category II packaging costs shall be paid by the Buyer together with payment for the respective Materiel.

3.7            CESSATION OF DELIVERIES

               The Seller reserves the right to stop or otherwise suspend deliveries if the Buyer fails to meet its obligations defined in Clauses 4.2 thru 4.4 after reasonable notification to the Buyer.


4              COMMERCIAL CONDITIONS

4.1.           PRICE

4.1.1          The Materiel prices shall be :

               - Free Carrier (FCA) the Materiel Support Centre for deliveries from the Materiel Support Centre.

               - Free Carrier (FCA) place specified by the Seller for deliveries from other Seller or Supplier facilities as the term Free Carrier (FCA) is defined by the publication N(Degree) 560 of the International Chamber of Commerce published in January 2000.

4.1.2 Prices shall be the Seller's sales prices in effect on the date of receipt of the order (subject to reasonable quantities and delivery time) and shall be expressed in US-Dollars.

4.1.3 Prices of Seller Parts shall be in accordance with the current Seller's Spare Parts Price List. Prices shall be firm for each calendar year. The Seller, however, reserves the right to revise the prices of said parts during the course of the calendar year in the following cases:

               -     significant revision in manufacturing costs,

               - significant revision in manufacturer's purchase price of parts or materiels (including significant variation of exchange rates),

               -     significant error in estimation or expression of any price.

               The Seller shall issue a revised Spare Parts Price List at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] before implementation to the Buyer.

4.1.4          Prices of Materiel as defined in sub-Clauses 1.2 (ii) thru 1.2
               (iv) shall be the valid list prices of the Supplier augmented by the Seller's handling charge. The percentage of the handling charge shall vary with the Materiel's value and shall be determined item by item in accordance with Attachment A to this Exhibit "H" (handling fee curve).

4.1.5 The Seller warrants that, should the Buyer purchase one hundred percent (100 %) of the recommended Initial Provisioning package of the Materiel as defined in sub-Clauses 1.2 (ii) thru 1.2 (iv) through the Seller, the handling charge applicable to the relevant Materiel, which shall not exceed [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

               This average handling charge shall apply when all orders are received by the Seller no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] before first Aircraft delivery.

4.2            PAYMENT PROCEDURES AND CONDITIONS

4.2.1 Payment shall be made in immediately available funds in the quoted currency. In case of payment in any other free convertible currency, the exchange rate valid on the day of actual money transfer shall be applied for conversion.

4.2.2 Payment shall be made by the Buyer to the Seller within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] from date of the invoice to the effect that the value date of the credit to the Seller's account of the payment falls within this [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] period.

4.2.3 The Buyer shall make all payments hereunder to the Seller's account with:

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

               or as otherwise directed by the Seller.

4.2.4.1 All payments due to the Seller hereunder shall be made in full without set-off, counterclaim, deduction or withholding of any kind. Consequently, the Buyer shall procure that the sums received by the Seller under this Exhibit "H" shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature except that if the Buyer is compelled by law to make any such deduction or withholding the Buyer shall pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding shall equal the amounts which would have been received in the absence of such deduction or withholding.

4.2.4.2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.2.5 If any payment due to the Seller is not received in accordance with the timescale provided in Clause 4.2.2, without prejudice to the Seller's other rights under this Exhibit "H", the Seller shall be entitled to interest for late payment calculated on the amount due from and including the due date of payment up to and including the date when the payment is received by the Seller at a rate equal to the London Interbank Offered Rate (LIBOR) for twelve (12) months deposits in US Dollars (as published in the Financial Times on the due date) plus [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] per year (part year to be prorated).

4.3            CREDIT ASSURANCE

               The Seller and the Buyer agree that the Seller has the right to request and the Buyer shall upon such request provide the Seller with sufficient financial means in due time in order to assure the Seller of full payment of the Buyers' current and/or expected payment obligations.

4.3.1 The Seller's right to request credit assurance from the Buyer shall be limited to cases [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.3.2 The Seller shall accept the following financial means as credit assurance:

4.3.2.1 Irrevocable and confirmed letter of credit, raised by banks of international standing and reputation. The conditions of such letter of credit shall be pertinent to Aircraft support activities and shall be set forth by the Seller.

4.3.2.2 Bank guarantee raised by banks of international standing and reputation. The conditions of such bank guarantee shall be mutually agreed upon prior to acceptance by the Seller.

4.3.2.3 Stand-by letter of credit raised by banks of international standing and reputation. The conditions of such letter of credit shall be mutually agreed upon prior to acceptance by the Seller.

4.4            TITLE

               Title to any Materiel purchased under this Exhibit "H" remains with the Seller until full payment of the invoices and any interest thereon has been received by the Seller.

               The Buyer shall undertake that Materiel, title to which has not passed to the Buyer, shall be kept free from any debenture or mortgage or any similar charge or claim in favor of any third party.

4.5            BUY-BACK

4.5.1          BUY-BACK OF OBSOLETE MATERIEL

               The Seller agrees to buy back unused Seller Parts which may become obsolete before delivery of the first Aircraft to the Buyer as a result of mandatory modifications required by the Buyer's or the Seller's Aviation Authorities, or as a result of a Supplier or the Seller development changes subject to the following:

4.5.1.1 The Seller Parts involved shall be those, which the Buyer is directed by the Seller to scrap or dispose of and which cannot be reworked or repaired to satisfy the revised standard.

4.5.1.2 The Seller shall credit to the Buyer the purchase price paid by the Buyer for any such obsolete parts, provided that the Seller's liability in this respect does not extend to quantities in excess of the Seller's Initial Provisioning recommendation.

4.5.1.3 The Seller shall use its reasonable efforts to obtain for the Buyer the same protection from Suppliers.

4.5.2          BUY-BACK OF SURPLUS MATERIEL

4.5.2.1 The Seller agrees that at any time after one (1) year and within three (3) years after delivery to the Buyer of the last of the six (6) Aircraft purchased under this Agreement, the Buyer shall have the right to return to the Seller, at a credit of one hundred percent (100 %) of the original purchase price paid by the Buyer, unused and undamaged Materiel as per sub-Clause 1.2
               (i) and at a credit of one hundred percent (100 %) of the original Supplier list price, unused and undamaged Materiel as per sub-Clause 1.2 (ii) originally purchased from the Seller under the terms hereof, provided that the selected protection level does not exceed ninety-six percent (96 %) with a transit time of twenty (20) days and said Materiel was recommended for the Buyer's purchase in the Seller's Initial Provisioning recommendations to the Buyer and does not exceed the provisioning quantities recommended by the Seller, and is not shelflife limited, or does not contain any shelflife limited components with less than ninety percent (90 %) shelflife remaining when returned to the Seller and provided that the Materiel is returned with the Seller's original documentation (tag, certificates).

4.5.2.2 In the event of the Buyer electing to procure Materiel in excess of the Seller's recommendation, the Buyer shall notify the Seller thereof in writing, with due reference to the present Clause. The Seller's agreement in writing is necessary before any Materiel in excess of the Seller's recommendation shall be considered for buy-back.

4.5.2.3 It is expressly understood and agreed that the rights granted to the Buyer under this Clause 4.5.2 shall not apply to Materiel which may become surplus to requirements due to obsolescence at any time or for any reason other than those set forth in Clause
               4.5.1 above.

4.5.2.4 Further, it is expressly understood and agreed that all credits described in this Clause 4.5.2 shall be provided by the Seller to the Buyer exclusively by means of credit notes to be entered into the Buyer's spares account with the Seller.

4.5.3 All transportation costs for the return of obsolete or surplus Materiel under this Clause 4, including any insurance and customs duties applicable or other related expenditures, shall be borne by the Buyer.

4.5.4 The Seller's obligation to buy back surplus Materiel is conditioned upon the Buyer reasonably demonstrating that items proposed for buy-back were in excess of the Buyer's requirements after the initial purchase of such items.

4.6            INVENTORY USAGE DATA

               The Buyer shall provide to the Seller at dates to be mutually agreed a quantitative list of the parts used for maintenance and overhaul of the Aircraft. The range and contents of this list shall be established according to SPEC 2000, Chapter 5, or as mutually agreed between the Seller and the Buyer. The Seller shall treat this information as confidential and shall not divulge it a third party without the consent of the Buyer, such consent not to be unreasonably withheld.

5.             WARRANTIES

5.1            SELLER PARTS

               Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts in sub-Clause 1.2 (i) shall at delivery to the Buyer:

               (i)    be free from defects in design and material,

               (ii) be free from defects in workmanship, including without limitation processes of manufacture,

               (iii) be free from defects arising from failure to conform to the applicable specification for such part.

5.2            WARRANTY PERIOD

5.2.1 The standard warranty period for new Seller Parts is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after delivery of such parts to the Buyer.

5.2.2 The standard warranty period for used Seller Parts delivered by and/or repaired, modified, overhauled or exchanged by the Seller is [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after delivery of such parts to the Buyer.


5.3            BUYER'S REMEDY AND SELLER'S OBLIGATION

               The Buyer's remedy and Seller's obligation and liability under this Clause 5 are limited to the repair, replacement or correction, at the Seller's expense and option, of any Seller Part which is defective. Transportation costs shall be [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

               The Seller may equally at its option furnish a credit to the Buyer for the future purchase of Seller Parts equal to the price at which the Buyer is then entitled to acquire a replacement for the defective Seller Parts.

               The provisions of Clauses 12.1.5 thru 12.1.10 of the Agreement shall apply to this Clause 5 of this Exhibit "H".


5.4            WAIVER, RELEASE AND RENUNCIATION

               THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 5 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY SELLER PART DELIVERED UNDER THIS AGREEMENT INCLUDING BUT NOT LIMITED TO:
               (A)      ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;
               (B) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;
               (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE
                        SELLER'S NEGLIGENCE, ACTUAL OR IMPUTED; AND
               (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF.

               THE SELLER SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY SELLER PART DELIVERED UNDER THIS AGREEMENT.


6              SELLER PARTS LEASING

6.1            GENERAL

               The terms and conditions of this Clause 6 shall apply for the leasing of Seller Parts listed in Appendix A to this Clause 6, hereinafter "LEASED PARTS" or a "LEASED PART", and shall form a part of each lease of Seller Parts by the Buyer from the Seller.

6.1.1 The terms and conditions of this Clause 6 shall prevail over all other terms and conditions appearing on any order form or other document pertaining to Leased Parts. The Seller's current proprietary parts Repair Guide shall be provided to the Buyer and shall be used, along with this Agreement, as the basis for Seller Parts lease transactions between the Buyer and the Seller. In case of discrepancy, this Agreement shall prevail.

6.1.2 For the purposes of this Clause 6, the term "LESSOR" refers to the Seller and the term "LESSEE" refers to the Buyer.

6.1.3 Parts not included in Appendix A to this Clause 6 shall be the subject of a separate lease agreement supplied by the Seller at the Buyer's request.

6.2            LEASING PROCEDURE

               Upon the Lessee's request by telephone (to be confirmed promptly in writing), telefax, cable, SITA, letter or other written instrument, the Lessor shall lease such Leased Parts, which shall be made available in accordance with Clause 3.2.3 for the purpose of being substituted for a part removed from an Aircraft for repair or overhaul. Each lease of Leased Parts shall be evidenced by a lease document (hereinafter "LEASE") issued by the Lessor to the Lessee not later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after delivery of the Leased Part.

6.3            LEASE PERIOD

6.3.1 The total term of the Lease (hereinafter "LEASE PERIOD") shall be counted from inclusively the day the Leased Part is delivered Free Carrier (FCA) up to inclusively the day of receipt of the Leased Part back at the Lessor or at any other address indicated by the Lessor.

6.3.2 If a Leased Part is not returned by the Lessee within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the Lease will be converted into a sale. Should the Lessee not return the Leased Part to the Lessor within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] and if the Lessor so elects, by giving prompt written notice to the Lessee, such non return shall be deemed to be an election by the Lessee to purchase the Leased Part and, upon the happening of such event, the Lessee shall pay the Lessor all amounts due under Clauses 6.4 and 6.8 for the Leased Part for the Lease Period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.3.3 Notwithstanding the foregoing, the Lease Period shall end in the event of, and upon the date that, the Lessee acquiring title to a Leased Part as a result of exercise of the Lessee's option to purchase the Leased Part, as provided for herein.

6.3.4 The chargeable period to lease a part is a minimum of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. If the shipment of the Leased Part has been arranged but not yet despatched and the Lessee cancels the lease order, the minimum chargeable period of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] shall apply.

6.4            LEASE CHARGES AND TAXES

               The Lessee shall pay the Lessor:

               (i) a Lease fee per day of the Lease Period amounting to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the part's sales price as set forth in the Seller's Spare Parts Price List in effect on the date of the commencement of the Lease Period;

               (ii) any reasonable additional costs which may be incurred by the Lessor as a direct result of such Lease, such as recertification, inspection, test, repair, overhaul, removal of paint and/or repackaging costs as required to place the Leased Part in a satisfactory condition for lease to a subsequent customer;

               (iii) all transportation and insurance charges; and

               (iv) any taxes, charges or custom duties imposed upon the Lessor or its property as a result of the Lease, sale, delivery, storage or transfer of any Leased Part. All payments due hereunder shall be made in accordance with Clause 4.

6.5            RISK OF LOSS, MAINTENANCE, STORING AND REPAIR OF THE LEASED PART

               (i) The Lessee shall be liable for maintaining and storing the Leased Part in accordance with all applicable rules of the relevant aviation authorities and the technical documentation and other instructions issued by the Lessor.

               (ii) Except for normal wear and tear, each Leased Part shall be returned to the Lessor in the same condition as when delivered to the Lessee.

               (iii) The Leased Part shall be repaired solely at repair
                     stations approved by the Lessor. If during the Lease Period any inspection, maintenance, rework and/or repair is carried out to maintain the Leased Part serviceable, in accordance with the standards of the Lessor, the Lessee shall provide details and documentation about the scope of the work performed, including respective inspection, work and test reports.

               (iv) All documentation shall include, but not be limited to, evidence of incidents such as hard landings, abnormalities of operation and corrective action taken by the Lessee as a result of such incidents.

               (v)   The Leased Part must not be lent to a third party.

               (vi) Risk of loss or damage to each Leased Part shall remain with the Lessee until such Leased Part is redelivered to the Lessor at the return location specified in the applicable Lease. If a Leased Part is lost, damaged beyond economical repair or damaged unrepairable, the Lessee shall be deemed to have exercised its option to purchase said Leased Part in accordance with Clause 6.8 as of the date of such loss or damage.

6.6            TITLE

               Title to each Leased Part shall remain with the Lessor at all times unless the Lessee exercises its option to purchase in accordance with Clause 6.8, in which case title shall pass to the Lessee upon receipt by the Lessor of the payment for the purchased Leased Part.


6.7            RETURN OF LEASED PART

6.7.1 The Lessee shall return the Leased Part at the end of the Lease Period to the address indicated herebelow:

               AIRBUS INDUSTRIE
               Materiel Support Centre
               Weg beim Jaeger 150
               22335 Hamburg
               Germany
               or any other address indicated by the Lessor.

6.7.2 The return shipping document shall indicate the reference of the Lease document and the removal data, such as:

               (i) aircraft manufacturer serial number
               (ii)removal date
               (iii) total flight hours and flight cycles for the period the Leased Part was installed on the aircraft (iv)documentation in accordance with Clause 6.5.

               If the Lessee cannot provide the above mentioned data and documentation for the Leased Part to be returned from Lease, lease charges of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Lessor's current sales price for a new part plus [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the accumulated Lease fees will be invoiced. According to the Lessor's quality standards, parts are not serviceable without the maintenance history data outlined above and have to be scrapped on site.

6.7.3 The unserviceable or serviceable tag issued by the Lessee and the original Lessor certification documents must be attached to the Leased Part.

6.7.4 Except for normal wear and tear, each Leased Part shall be returned to the Lessor in the same condition as when delivered to the Lessee. The Leased Part shall be returned with the same painting as when delivered (Airbus grey or primary paint). If the Lessee is not in a position to return the Leased Part in the same serviceable condition, the Lessee has to contact the Lessor for instructions.

6.7.5 The Leased Part is to be returned in the same shipping container as that delivered by the Lessor. The container must be in a serviceable condition, normal wear and tear excepted.

6.7.6 The return of an equivalent part different from the Leased Part delivered by the Lessor is not allowed without previous written agreement of the Lessor, such agreement not to be unreasonably withheld.

6.8            OPTION TO PURCHASE

6.8.1 The Lessee may at its option, exercisable by written notice given to the Lessor during the Lease Period, elect to purchase the Leased Part, in which case the then current sales price for such Leased Part as set forth in the Seller's Spare Parts Price List shall be paid by the Lessee to the Lessor. Should the Lessee exercise such option, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] of the Lease rental charges due pursuant to sub-Clause 6.4 (i) shall be credited to the Lessee against said purchase price of the Leased Part.

6.8.2 In the event of purchase, the Leased Part shall be warranted in accordance with Clause 5 as though such Leased Part were a Seller Part, but the warranty period shall be deemed to have commenced on the date such part was first installed on any Aircraft; [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] A warranty granted under this Clause
               6.8.2 shall be in substitution for the warranty granted under Clause 6.9 at the commencement of the Lease Period.

6.9            WARRANTIES

6.9.1 The Lessor warrants that each Leased Part shall at the time of delivery be free from defects in material and workmanship which could materially impair the utility of the Leased Part.

6.9.2          WARRANTY AND NOTICE PERIODS

               The Lessee's remedy and the Lessor's obligation and liability under this Clause 6.9, with respect to each defect, are conditioned upon:

               (i) the defect having become apparent to the Lessee within the Lease Period and

               (ii) the return by the Lessee as soon as practicable to the return location specified in the applicable Lease, or such other place as may be mutually agreed upon, of the Leased Part claimed to be defective and

               (iii) the Lessor's warranty administrator having received written notice of the defect from the Lessee within [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the defect becomes apparent to the Lessee, with reasonable proof that the claimed defect is due to a matter embraced within the Lessor's warranty under this Clause 6.9 and that such defect did not result from any act or omission of the Lessee, including but not limited to any failure to operate or maintain the Leased Part claimed to be defective or the Aircraft in which it was installed in accordance with applicable governmental regulations and the Lessor's applicable written instructions.

6.9.3          REMEDIES

               The Lessee's remedy and the Lessor's obligation and liability under this Clause 6.9 with respect to each defect are limited to the repair of such defect in the Leased Part in which the defect appears, or, as mutually agreed, to the replacement of such Leased Part with a similar part free from defect.

               Any replacement part furnished under this Clause 6.9.3 shall be deemed to be the Leased Part so replaced.

6.9.4          SUSPENSION AND TRANSPORTATION COSTS

6.9.4.1 If a Leased Part is found to be defective and covered by this warranty, the Lease Period and the Lessee's obligation to pay rental charges as provided for in sub-Clause 6.4 (i) shall be suspended from the date on which the Lessee notifies the Lessor of such defect until the date upon which the Lessor has repaired, corrected or replaced the defective Leased Part, provided, however, that the Lessee has, promptly after giving such notice to the Lessor, withdrawn such defective Leased Part from use. If the defective Leased Part is replaced, such replaced part shall be deemed to no longer be a Leased Part under the Lease as of the date upon which such part was received by the Lessor at the return location specified in the applicable Lease.

               If a Leased Part is found to be defective upon first use by the Lessee and is covered by this warranty, no rental charges as provided in sub-Clause 6.4 (i) shall accrue and be payable by the Lessee until the date on which the Lessor has repaired, corrected or replaced the defective Leased Part.

6.9.4.2 All transportation and insurance costs of returning the defective Leased Part and returning the repaired, corrected or replacement part to the Lessee shall be borne by the Lessor.

6.9.5          WEAR AND TEAR

               Normal wear and tear and the need for regular maintenance and overhaul shall not constitute a defect or non-conformance under this Clause 6.9.

6.9.6          WAIVER, RELEASE AND RENUNCIATION

               THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LESSOR AND REMEDIES OF THE LESSEE SET FORTH IN THIS CLAUSE 6 ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE LESSEE HEREBY WAIVES, RELEASES AND RENOUNCES, ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE LESSOR AND RIGHTS, CLAIMS AND REMEDIES OF THE LESSEE AGAINST THE LESSOR, EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE WITH RESPECT

               TO ANY NON-CONFORMITY OR DEFECT IN ANY LEASED PART DELIVERED UNDER THESE LEASING CONDITIONS INCLUDING BUT NOT LIMITED TO:
              (A)    ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;
              (B) ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OF TRADE;
              (C) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER CONTRACTUAL OR DELICTUAL AND WHETHER OR NOT ARISING FROM THE LESSOR'S NEGLIGENCE, ACTUAL OR IMPUTED; AND
              (D) ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY FOR LOSS OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY OR PART THEREOF.

              LESSOR SHALL HAVE NO OBLIGATION OR LIABILITY, HOWSOEVER ARISING, FOR LOSS OF USE, REVENUE OR PROFIT OR FOR ANY OTHER DIRECT, INCIDENTAL, OR CONSEQUENTIAL DAMAGES WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT IN ANY LEASED PART DELIVERED UNDER THESE LEASING CONDITIONS.

                     APPENDIX "A" TO CLAUSE 6 OF EXHIBIT "H"

                       SELLER PARTS AVAILABLE FOR LEASING

               AILERONS

               APU DOORS

               CARGO DOORS

               PASSENGER DOORS

               ELEVATORS

               FLAPS

               LANDING GEAR DOORS

               RUDDER

               TAIL CONE

               SLATS

               SPOILERS

               AIRBRAKES

               WING TIPS

               WINGLETS


7        TERMINATION OF SPARES PROCUREMENT COMMITMENTS

7.1 In the event of the Agreement being terminated with respect to any Aircraft due to causes provided for in Clauses 10, 11 or 20 of the Agreement, such termination may also affect the terms of this Exhibit "H" to the extent set forth in Clause 7.2 below.

7.2 Any termination under Clauses 10, 11 or 20 of the Agreement shall discharge all obligations and liabilities of the parties hereunder with respect to such undelivered spare parts, services, data or other items to be purchased hereunder which are applicable to those Aircraft for which the Agreement has been terminated. Unused spare parts in excess of the Buyer's requirements due to such Aircraft cancellation shall be repurchased by the Seller as provided for in Clause 4.5.2.

Exhibit J

                        DELIVERY OF AIRCRAFT A(TBD- TYPE)

                      MANUFACTURER'S SERIAL NUMBER : (TBD)
                                  BUYER: (TBD)
                                OPERATOR : (TBD)
                          REGISTRATION LETTERS : (TBD)

                                LIST OF DOCUMENTS

I.       TECHNICAL DOCUMENTS

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] SETS


1.1      Aircraft Certificates

        - Type Certificates (first aircraft only)                       (copies)
        - Certificate of Airworthiness for Export                     (original)
        - Export Noise Certificate                                    (original)
        - Non Registration Certificate                                (original)
        - Production Aircraft Test Completion Certificate             (original)
          (including Test History/Compass Swing/
           Anemometric Records : if RVSM Option)

1.2      Airworthiness Directives Compliance List

1.3      Modification List

        - Type Design Definition (first aircraft only)
        - List of Aircraft Modification (In addition to Type Design Definition)

1.4      Aircraft Inspection Report

        - Acceptance sheet
        - Table of Contents
        - List of Constituent Assemblies
        - List of Equipment
        - Conformity to the Design Standard Requirement
        - Recordable Concessions
        - Concessions for Customer Information

1.5      Weighing Report

1.6      Log Book (One of Each)
         --------

        - Engine Log LH (TBD)
        - Engine Log RH (TBD)
        - APU log Book
        - Aircraft Log Book
        - Batteries Log Book

1.7 DFDR System Description (first aircraft only) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.8      (TBD) Compliance Documents               Depends on Purchase Agreement.

1.9      Manuals (one of each)                    Depends on P.A.

        - Flight Manual
        - Weight and Balance Manual
        - Master Minimum Equipment list
        - Quick Reference Handbook
        - Flight Crew Operating Manual

1.10     Set of Keys

1.11     Additional Documents

        - Identification list for Chemical Oxygen Generator
        - Landing Gear Identified Parts Listing
        - Disk : Aircraft Inspection Report
         (Provided within a week after Delivery)

LETTER AGREEMENT 1

               KLM Royal Dutch Airlines
               Amsterdamseweg 55,
               1182 GP Amstelveen
               The Netherlands


               PURCHASE INCENTIVES

               KLM ROYAL DUTCH AIRLINES ("the Buyer") and AIRBUS ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330 Aircraft as described in the Agreement.

               Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

               Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

1.             CREDIT MEMORANDA

               The credits detailed below apply exclusively to Aircraft purchased directly from the Seller by the Buyer, and are offered on the basis of a firm order for six (6) Aircraft. Should the Buyer fail to acquire or elect to acquire some of the initial twelve Aircraft from leasing companies, the Seller reserves its right to adjust, including by way of claiming reimbursement, certain credits on a pro-rata basis.

1.1            AIRFRAME CREDIT MEMORANDUM

               Upon delivery of each Aircraft to the Buyer, the Seller shall be pleased to offer the Buyer a Credit Memorandum of : US Dollars [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.3 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.4 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.5 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.6 The Credit Memoranda referred in in paragraphs 1.1, 1.2, 1.3, 1.4 and 1.5 above are expressed at economic conditions prevailing for a theoretical delivery in January 2001 and will be subject to escalation up to the delivery of the respective Aircraft in accordance with the Airframe Price Revision Formula set out in Exhibit C of the Agreement.

               These Credit Memoranda shall be applied against the Final Price of the respective Aircraft or may be used after delivery of the relevant Aircraft for the purchase of goods and services from the Seller or its affiliates.

1.7 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.8 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.9            SPARES CREDIT

               Upon delivery of the first Aircraft, the Seller shall provide the Buyer with a Credit memorandum in an amount of :

               US Dollars [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

               This Credit Memorandum shall be used by the Buyer for the purchase of spare parts from the Seller.

1.10 The Credit Memoranda set out in paragraphs 1.8 and 1.9 are expressed as [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2              ASSIGNMENT

               The special conditions set out in this Letter Agreement N(degree) 1 are personal to the Buyer and are not assignable.

      If the foregoing sets forth our understanding please execute the original and one copy thereof in the space provided and return the copy to the Seller.

      Agreed and accepted                          Agreed and accepted

      For and on behalf of                         For and on behalf of


      KLM ROYAL DUTCH AIRLINES                     AIRBUS GIE

      By:                                          By:

      Its :                                        Its :

      Date:                                        Date :

LETTER AGREEMENT 2

               KLM Royal Dutch Airlines
               Amsterdamseweg 55,
               1182 GP Amstelveen
               The Netherlands

               PURCHASE RIGHTS

               KLM ROYAL DUTCH AIRLINES ("the Buyer") and AIRBUS ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330 Aircraft as described in the Agreement.

               Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

               Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

1.       Scope

1.1 In addition to the six (6) Aircraft referred to in the Agreement, the Seller grants the Buyer the right to purchase up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] additional Aircraft referred to as the "PURCHASE RIGHT AIRCRAFT" [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.2 Upon the Buyer's written request, the Seller will quote the Buyer available delivery slots for the Purchase Right Aircraft, as close as possible to those requested by the Buyer, and consistent with the Seller's then prevailing industrial and commercial constraints.

         Upon payment by the Buyer of the Predelivery Payments due in accordance with the schedule set out in Clause 5.3.2 of the Agreement, the Seller shall reserve such slots for the Buyer, this Purchase Right Aircraft becoming as a result a firm Aircraft, and being referred to as a "FIRM PURCHASE RIGHT AIRCRAFT".

2.       SPECIFICATION

         The Purchase Right Aircraft shall conform to the same Specification as applicable to the Aircraft that are subject to firm order, and shall include any development changes as defined in Clause 2.1.3 of the Agreement, and any SCN's mutually agreed between the Buyer and the Seller after the signature of the Agreement.

3.       PRICE AND PRICE REVISION

         The Airframe price and the Revision Formulae applicable to the six (6) firm Aircraft shall apply to such Firm Purchase Right Aircraft, provided they are delivered prior to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.       PURCHASE INCENTIVES

         The Credit Memoranda set out in paragraphs 1.1, 1.2, 1.3, 1.4, and 1.5 of Letter Agreement N(degree) 1 shall apply to the PurcHAsE Right Aircraft. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5.       ADDITIONAL PURCHASE RIGHT INCENTIVE

         The Seller shall provide the Buyer with an additional Purchase Right incentive in an amount of US Dollars [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

         This additional incentive shall be made available at the delivery of each of the first two Firm Purchase Right Aircraft. It is expressed as [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. The delivery flexibility set out in Letter Agreement N(degree) 4 shall apply to the Purchase Right Aircraft, provided that therE iS a minimum period of [CONFIDENTIAL MATERIAL OMITTED AND FILED

         SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] between the date of firming-up the Firm Purchase Right Aircraft, and the initial delivery date of the Firm Purchase Right Aircraft.

7 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.3 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.4 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.5      Account

         All amounts paid [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] by the Buyer will be paid to the Seller's bank account Natexis Banque Toulouse [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] with:
         SWIFT BFCE FRPP-931
         BP293
         31005 Toulouse Cedex France

         or to such other account as the Seller may specify.

9.       ASSIGNMENT

         The Purchase Right Aircraft are personal to the Buyer and cannot be assigned to third parties without the Seller's prior consent in writing. Such consent shall not be unreasonably withheld.

         If the foregoing sets forth our understanding please execute the original and one copy thereof in the space provided and return the copy to the Seller.

         Agreed and accepted                             Agreed and accepted

         For and on behalf of                            For and on  behalf of


         KLM ROYAL DUTCH AIRLINES                        AIRBUS  GIE

         By:                                             By:

         Its :                                           Its :

         Date:                                           Date:


LETTER AGREEMENT 3

               KLM Royal Dutch Airlines
               Amsterdamseweg 55,
               1182 GP Amstelveen

               The Netherlands

               TYPE FLEXIBILITY

               KLM ROYAL DUTCH AIRLINES ("the Buyer") and AIRBUS ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330 Aircraft as described in the Agreement.

               Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

               Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

1. The Buyer may convert each of the six (6) firmly ordered A330-200 Aircraft into A330-300 aircraft and each Firm Purchase Right Aircraft into an A330-300 Aircraft, A340-300 Enhanced, A340-500 or A340-600 Aircraft, in accordance with the conditions set out in paragraph 3 below.

2. Each A330-300 Aircraft, A340-300 Enhanced Aircraft, A340-500 Aircraft or A340-600 Aircraft resulting from the conversion rights set out in this Letter Agreement N(degree) 3 (the "TYPE CONVERSION RIGHT") shall be referred to as the "CONVERTED A330-300", the "CONVERTED A330-300 PURCHASE RIGHT", the "CONVERTED A340-300 ENHANCED PURCHASE RIGHT", the "CONVERTED A340-500 PURCHASE RIGHT", or the "CONVERTED A340-600 PURCHASE RIGHT" as the case may be.

3. The Type Conversion Right shall be exercised by the Buyer in the following manner:

3.1 In respect of the six (6) firmly ordered A330-200 Aircraft being converted into a Converted A330-300, by giving the Seller written notice no later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the first day of the Scheduled Delivery Month of the Aircraft to be converted.

3.2 In respect of the Purchase Right Aircraft being converted into a Converted A330-300 Purchase Right, a Converted A340-300 Enhanced Purchase Right, a Converted A340-500 Purchase Right or a Converted A340-600 Purchase Right, by giving notice to the Seller no later than

               (i) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

               or

               (ii) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in respect of a Converted A330-300 Purchase Right or a Converted A340-300 Enhanced Purchase Right, and [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] in respect of a Converted A340-500 Purchase Right or Converted A340-600 Purchase Right prior to the first day of the month in which the Aircraft to be converted is scheduled for delivery.

4.             DELIVERY DATE OF THE CONVERTED AIRCRAFT

4.1 The Scheduled Delivery Month of the Converted A330-300, Converted A330-300 Purchase Right or Converted A340-300 Enhanced Purchase Right will be no more than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] before or [CONFIDENTIAL MATERIAL OMITTED AND

               FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.2 The Scheduled Delivery Month of the Converted A340-500 Purchase Right or Converted A340-600 Purchase Right will be :

               (i) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

               or

               (ii) [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.             CONDITIONS APPLICABLE TO THE CONVERTED AIRCRAFT

5.1 The table below provides the prices and special conditions applicable to the Converted Aircraft. All prices and conditions are expressed at January 2001 delivery conditions.

                              A330-300          A340-300ENHANCED         A340-500            A340-600
     STANDARD SPEC           G.000.03000          F.000.03000          F.000.05000          F.000.06000
                               Issue 7              Issue 7           Issue 1 Rev 3        Issue 1 Rev 3
         MTOW
       AIRFRAME              [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND
       AIRCRAFT                 EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
         SCNS
          BFE

      CF6-80E1A3
       PW 4168A
      TRENT 772B
    AIRFRAME CREDIT
      MEMORANDUM
    AIRCRAFT CREDIT
      MEMORANDUM

              Such basic prices and special conditions are valid for Converted Aircraft delivered prior to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The Propulsion Systems prices and associated price revision formulae are based upon information received from the respective Propulsion System Manufacturers and remain subject to any modification that might be imposed by the Propulsion System Manufacturer on the Seller and/or the Buyer.

5.2 The Airframe Credit Memorandum or Aircraft Credit Memorandum set out in the above table replace the Airframe Credit Memorandum applicable to the A330-200 Aircraft, set out paragraph 1.1 of Letter Agreement N(degree) 1.

5.3 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.4 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.5 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

5.6 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6.            Any Type Conversion Right can only be exercised once per Aircraft.

      If the foregoing sets forth our understanding please execute the original and one copy thereof in the space provided and return the copy to the Seller.

      Agreed and accepted                                  Agreed and accepted

      For and on behalf of                                 For and on  behalf of
      KLM ROYAL DUTCH AIRLINES                             AIRBUS  GIE

      By:                                                  By:

      Its :                                                Its :

      Date:                                                Date:


LETTER AGREEMENT 4

               KLM Royal Dutch Airlines
               Amsterdamseweg 55,
               1182 GP Amstelveen
               The Netherlands

               DELIVERY FLEXIBILITY

               KLM ROYAL DUTCH AIRLINES ("the Buyer") and AIRBUS ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330 Aircraft as described in the Agreement.

               Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

               Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

1.          The Seller grants the Buyer the right to reschedule some of the six
            (6) Aircraft according to the conditions outlined below. Once an Aircraft has been rescheduled according to the following provisions, it shall be referred to as a "RESCHEDULED AIRCRAFT".

2. Starting with [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], the Buyer shall have the right to reschedule the delivery date of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]. The rescheduling right shall be exercised by the Buyer at the latest on the first day of [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] prior to the Scheduled Delivery Month of the relevant Aircraft. In any event, the rescheduled delivery month shall not be later than [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] after the initial Scheduled Delivery Month.

3. The rescheduled delivery month offered by the Seller pursuant to this Letter Agreement shall be in accordance with the Seller's then prevailing industrial and commercial constraints.

4. The rescheduled delivery month as notified in writing by the Seller shall be deemed to be the new Scheduled Delivery Month, and the Predelivery Payment schedule of the Rescheduled Aircraft shall be adjusted to reflect the new Scheduled Delivery Month, in respect of that portion of the Predelivery Payments which were not yet due at the time of rescheduling under the previous delivery schedule. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

5. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

6. On a case by case basis, and subject to its then prevailing industrial and commercial constraints, the Seller shall also consider any request for acceleration of the delivery schedule.

7. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

      If the foregoing sets forth our understanding please execute the original and one copy thereof in the space provided and return the copy to the Seller.

      Agreed and accepted                                  Agreed and accepted

      For and on behalf of                                 For and on  behalf of

      KLM ROYAL DUTCH AIRLINES                             AIRBUS GIE

      By:                                                  By:

      Its :                                                Its :

      Date:                                                Date :


LETTER AGREEMENT 5

               KLM Royal Dutch Airlines
               Amsterdamseweg 55,
               1182 GP Amstelveen
               The Netherlands

               PRODUCT SUPPORT MATTERS

               KLM ROYAL DUTCH AIRLINES ("the Buyer") and AIRBUS ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330 Aircraft as described in the Agreement.

               Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

               Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

1.         STANDARD WARRANTY

1.1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.1 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.2 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.3 [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.         TECHNICAL DOCUMENTATION

           Upon the Buyer's request and whenever practicable, the Seller shall provide the Buyer with a preliminary copy of certain Technical Documentation, according to a schedule to be agreed with the Buyer.

4.         MAINTENANCE PROVIDER

           Upon the Buyer's request, the Seller shall consider entering into a Data Release Agreement with a Maintenance Provider approved by the relevant Airworthiness Authority for maintenance of Airbus A330 aircraft, whereby the Buyer may assign to the maintenance provider some of the training or Technical Documentation procured to the Buyer under the Agreement.

5.         SPARES REPRESENTATIVE SUPPORT
           In order to ensure a smooth operational entry into service, the Seller will second a spares representative to the Buyer premises, if so required. The services of this spares representative will be provided free of charge to the Buyer for a period of up to [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

6.         WARRANTIES APPLICABLE TO SELLER PARTS

           [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

7. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

8.         LEASED AIRCRAFT

           The Buyer has informed the Seller that it intends to lease A330 aircraft from leasing companies, these leased aircraft being manufactured to the same definition as the Aircraft purchased under this Agreement.

8.1 The Seller agrees to incorporate the leased aircraft into the customised Technical Data and Documentation at no cost to the Buyer. The Buyer shall provide the Seller with a notice at least [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] for such incorporation. Removal of the leased aircraft from the Technical Documentation and Data at the term of the lease shall be invoiced to the Buyer at the then current catalogue price.

8.2 The Seller agrees to include such leased aircraft into initial provisioning data, or a revision thereof as the case may be. The Seller and the Buyer shall mutually agree the notice period which is required for such incorporation.

8.3 The Seller shall ensure that the leased aircraft, whereby the Buyer is the initial Lesse/ Operator, [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

9.     DOOR TRAINER DATA PACKAGE

       The Seller will provide the Buyer a standard data package for an A330 door trainer. Such data package will include mechanical drawings for the door and surrounding for use in the Buyer's facilities.

10. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If the foregoing sets forth our understanding please execute the original and one copy thereof in the space provided and return the copy to the Seller.

       Agreed and accepted                                 Agreed and accepted

       For and on behalf of                                For and on  behalf of

      KLM ROYAL DUTCH AIRLINES                             AIRBUS GIE

      By:                                                  By:

      Its :                                                Its :

      Date :                                               Date :


LETTER AGREEMENT 7A

               KLM Royal Dutch Airlines
               Amsterdamseweg 55,
               1182 GP Amstelveen
               The Netherlands

         A330-200 PERFORMANCE GUARANTEES (GE ENGINES)

                 KLM ROYAL DUTCH AIRLINES ("the Buyer") and AIRBUS ("the
               Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330 Aircraft as described in the Agreement.

                 Capitalized terms used herein and not otherwise defined in this
               Letter Agreement shall have the meanings assigned thereto in the Agreement.

               Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

 1.            AIRCRAFT CONFIGURATION

                  The guarantees defined below ("the Guarantees") are applicable to the A330-200 Aircraft as described in the Technical Specification Ref. G.000.02000 Issue 4 dated 18th May 2001 and powered by General Electric CF6-80E1A3 engines at a nominal thrust rating of 72,000 lbf as amended by the Specification Change Notices ("SCN") for the increase of Design Weights:
           Maximum Taxi Weight                  233,900 kg
           Maximum Take-off Weight (MTOW)       233,000 kg
           Maximum Landing Weight (MLW)         182,000 kg
           Maximum Zero Fuel Weight (MZFW)      170,000 kg
("the Specification") without taking into account any further changes thereto as provided in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]


          Agreed and accepted                              Agreed and accepted

          For and on behalf of                             For and on  behalf of

          KLM ROYAL DUTCH AIRLINES                         AIRBUS GIE

          By:                                              By:

          Its :                                            Its :

          Date :                                           Date :


LETTER AGREEMENT 7 B

               KLM Royal Dutch Airlines
               Amsterdamseweg 55,
               1182 GP Amstelveen
               The Netherlands

         A330-200 PERFORMANCE GUARANTEES (PW ENGINES)

                 KLM ROYAL DUTCH AIRLINES ("the Buyer") and AIRBUS ("the
               Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330 Aircraft as described in the Agreement.

                 Capitalized terms used herein and not otherwise defined in this
               Letter Agreement shall have the meanings assigned thereto in the Agreement. Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

1.             AIRCRAFT CONFIGURATION

             The guarantees defined below ("the Guarantees") are applicable to the A330-200 Aircraft as described in the Technical Specification Ref. G.000.02000 Issue 4 dated 18th May 2001 and powered by Pratt and Whitney PW 4168A engines at a nominal thrust rating of 68,000 lbf as amended by the Specification Change Notices ("SCN") for the increase of Design Weights:
                  Maximum Taxi Weight                   233,900 kg
                  Maximum Take-off Weight (MTOW)        233,000 kg
                  Maximum Landing Weight (MLW)          182,000 kg
                  Maximum Zero Fuel Weight (MZFW)       170,000 kg
         ("the Specification") without taking into account any further changes thereto as provided in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

         If the foregoing sets forth our understanding please execute the original and one copy thereof in the space provided and return the copy to the Seller.

          Agreed and accepted                               Agreed and accepted


          For and on behalf of                              For and on behalf of

          KLM ROYAL DUTCH AIRLINES                          AIRBUS GIE

          By:                                               By:

          Its :                                             Its :

          Date  :                                           Date :


 LETTER AGREEMENT 7 C

               KLM Royal Dutch Airlines
               Amsterdamseweg 55,
               1182 GP Amstelveen
               The Netherlands

         A330-200 PERFORMANCE GUARANTEES (RR ENGINES)

                 KLM ROYAL DUTCH AIRLINES ("the Buyer") and AIRBUS ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330 Aircraft as described in the Agreement.

          Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

          Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

 1.      AIRCRAFT CONFIGURATION

         The guarantees defined below ("the Guarantees") are applicable to the A330-200 Aircraft as described in the Technical Specification Ref.
       G.000.02000 Issue 4 dated 18th May 2001 and powered by Rolls Royce TRENT 772B engines at a nominal thrust rating of 71,100 lbf as amended by the Specification Change Notices ("SCN") for the increase of Design Weights:
                  Maximum Taxi Weight                   233,900 kg
                  Maximum Take-off Weight (MTOW)        233,000 kg
                  Maximum Landing Weight (MLW)          182,000 kg
                  Maximum Zero Fuel Weight (MZFW)       170,000 kg
         ("the Specification") without taking into account any further changes thereto as provided in the Agreement.

[CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If the foregoing sets forth our understanding please execute the original and one copy thereof in the space provided and return the copy to the Seller.

          Agreed and accepted                               Agreed and accepted

          For and on behalf of                              For and on behalf of

          KLM ROYAL DUTCH AIRLINES                          AIRBUS GIE

          By:                                               By:

          Its :                                             Its :

          Date :                                            Date :


LETTER AGREEMENT 8

               KLM Royal Dutch Airlines
               Amsterdamseweg 55,
               1182 GP Amstelveen

               The Netherlands


               MISCELLANEOUS

               KLM ROYAL DUTCH AIRLINES ("the Buyer") and AIRBUS ("the Seller") have entered into a Purchase Agreement ("the Agreement") dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330 Aircraft as described in the Agreement.

               Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

               Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

1.       SFE CHARGE

         The Seller confirms that in the event that the Buyer chooses to convert the Buyer Furnished Equipment (BFE) into Seller Furnished Equipment
         (SFE), the handling charge invoiced by the Seller shall [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

2. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.       SOFTWARE FUNCTIONS

         Aircraft configuration changes involving equipment software updating are in general covered by Airbus Service Bulletins. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4. [CONFIDENTIAL MATERIAL OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

If the foregoing sets forth our understanding please execute the original and one copy thereof in the space provided and return the copy to the Seller.

       Agreed and accepted                                  Agreed and accepted

       For and on behalf of                                 For and on behalf of

       KLM ROYAL DUTCH AIRLINES                             AIRBUS GIE

       By:                                                  By:

       Its :                                                Its :

       Date :                                               Date :